Filed Pursuant to Rule 497
Registration Statement No. 333-133755
PROSPECTUS
$1,000,000,000
Debt Securities

We may offer, from time to time, up to an aggregate principal amount of $1,000,000,000 of one or more classes or series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness in one or more offerings.
The debt securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.
Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in primarily private middle market companies in a variety of industries. No assurances can be given that we will continue to achieve our objective.
Please read this prospectus, the accompanying prospectus supplement, if any, and the pricing supplement, if any, before investing in our debt securities and keep it for future reference. The prospectus contains and the accompanying prospectus supplement, if any, and the pricing supplement, if any, will contain important information about us that a prospective investor should know before investing in our debt securities. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.

You should review the information set forth under “Risk Factors” on page 9 of this prospectus before investing in our debt securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our debt securities unless accompanied by a prospectus supplement and, if applicable, a pricing supplement.

June 22, 2006

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement, if any, or any pricing supplement, if any, to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers; however, the prospectus and any supplements will be updated to reflect any material changes.

ABOUT THIS PROSPECTUS
      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $1,000,000,000 in aggregate principal amount of debt securities on the terms to be determined at the time of the offering. The debt securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the debt securities we may offer. Each time we use this prospectus to offer debt securities, we will provide a prospectus supplement and, if applicable, a pricing supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.
      A prospectus supplement and, if applicable, a pricing supplement may also add to, update or change information contained in this prospectus.

(i)

PROSPECTUS SUMMARY
      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referred to in this prospectus, together with any accompanying supplements.
      In this prospectus or any accompanying supplement, unless otherwise indicated, “Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.
BUSINESS (Page 71)
      We are a business development company and we are in the private equity business. We provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We have participated in the private equity business since we were founded in 1958 and have financed thousands of companies nationwide. Our investment objective is to achieve current income and capital gains.
      We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We use the term middle market to include companies with annual revenues typically between $50 million and $500 million. We believe that we are well positioned to be a source of capital for such companies.
      We primarily invest in the American entrepreneurial economy. Our private finance portfolio includes investments in over 100 companies with aggregate annual revenue of over $12 billion and employ more than 90,000 people.
      We generally target companies in less cyclical industries in the middle market with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing and ultimately exiting our investments.
      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      Our investments in the debt and equity of primarily private middle market companies are generally long-term in nature and are privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.

      The capital we provide is used by portfolio companies to fund buyouts, acquisitions, growth, recapitalizations, note purchases, or other types of financings.
      Our investments are typically structured to provide recurring cash flow in the form of interest income to us as the investor. In addition to earning interest income, we may structure our investments to generate income from management, consulting, diligence, structuring, or other fees. We may also enhance our total return from capital gains through equity features, such as nominal cost warrants, or by investing in equity investments.
      We provide managerial assistance to our portfolio companies, including management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      We have elected to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our status as a regulated investment company generally eliminates a corporate-level income tax on taxable income we timely distribute to our stockholders as dividends, if certain requirements are met. See “Tax Status.” We determine our regular quarterly dividends considering our estimate of annual taxable income available for distribution. Since 1963, our portfolio has generally provided sufficient ordinary taxable income and net capital gains to sustain or grow our dividends over time.
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the “1940 Act.”
      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations” and “Risk Factors.”
      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago and Los Angeles.
      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.
      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”
DETERMINATION OF
NET ASSET VALUE (Page 94)
      Our portfolio investments are generally recorded at fair value as determined in good faith by our Board of Directors in the absence of readily available public market values.
      Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these portfolio investments pursuant to our valuation policy and consistently applied valuation process.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead we are required to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer including the sum of the values of all debt and equity securities used to capitalize the enterprise at a point in time. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      We adjust the valuation of our portfolio quarterly to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “net change in unrealized appreciation or depreciation.”
PLAN OF DISTRIBUTION (Page 146)
      We may offer, from time to time, up to $1,000,000,000 aggregate principal amount of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, on terms to be determined at the time of the offering.
      Our debt securities may be offered at prices and on terms described in one or more supplements to this prospectus. Our debt securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplements to this prospectus relating to any offering of debt securities will identify any agents or underwriters involved in the sale of our debt securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.
      We may not sell debt securities pursuant to this prospectus without delivering a prospectus supplement and, if applicable, a pricing supplement describing the method and terms of the offering of such debt securities.
USE OF PROCEEDS (Page 19)
      We intend to use the net proceeds from selling debt securities for general corporate purposes, which includes investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes.
      The supplements to this prospectus relating to any offering of debt securities will more fully identify the use of proceeds from such offering.

RISK FACTORS (Page 9)
      Investment in our debt securities involves a number of significant risks relating to our business and our investment objective that you should consider before investing in our debt securities.
      Our portfolio of investments is generally illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.
      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.
      Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.
      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions.
      To maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.
      We may not be able to pay dividends and failure to qualify as a regulated investment company for tax purposes could have a material adverse effect on the income available for debt service and distributions to our shareholders, which may have a material adverse effect on our total return to common shareholders, if any.
      Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      The market value of our debt securities may be volatile due to market factors that may be beyond our control.
RATIOS OF EARNINGS TO FIXED CHARGES (Page 17)
      Our ratio of earnings to fixed charges for the five years ended December 31, 2005, was 12.4, 4.3, 3.4, 4.2 and 4.0, respectively, and was 5.4 for the three months ended March 31, 2006. For more information, see the section entitled “Ratios of Earnings to Fixed Charges” in this prospectus.
SENIOR SECURITIES (Page 67)
      At March 31, 2006, we had $1.3 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.5%. If our portfolio fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due, which could give rise to a default on and acceleration of our indebtedness. In order for us to cover annual interest payments on indebtedness, we had to achieve annual returns on our assets of at least 2.0% as of March 31, 2006, which returns were achieved.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA
      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included herein. Financial information at and for the years ended December 31, 2005, 2004, 2003, and 2002, has been derived from our financial statements that were audited by KPMG LLP. Financial information at and for the year ended December 31, 2001, has been derived from our financial statements that were audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled “Notice Regarding Arthur Andersen LLP.” Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2006, are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	Three Months
	Ended March 31,		Year Ended December 31,

(in thousands,	2006	2005	2005	2004	2003	2002	2001
except per share data)
	(unaudited)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$88,881	$84,945	$317,153	$319,642	$290,719	$264,042	$240,464
Loan prepayment premiums	5,286	1,677	6,250	5,502	8,172	2,776	2,504
Fees and other income	16,844	8,297	50,749	41,946	30,338	43,110	46,142

Total interest and related portfolio income	111,011	94,919	374,152	367,090	329,229	309,928	289,110

Expenses:
Interest	24,300	20,225	76,798	75,650	77,233	70,443	65,104
Employee	21,428	15,456	78,300	53,739	36,945	33,126	29,656
Stock options	3,606	—	—	—	—	—	—
Administrative	11,519	20,754	70,267	34,686	22,387	21,504	15,299

Total operating expenses	60,853	56,435	225,365	164,075	136,565	125,073	110,059

Net investment income before income taxes	50,158	38,484	148,787	203,015	192,664	184,855	179,051
Income tax expense (benefit), including excise tax	8,858	(268)	11,561	2,057	(2,466)	930	(412)

Net investment income	41,300	38,752	137,226	200,958	195,130	183,925	179,463

Net realized and unrealized gains (losses):
Net realized gains	432,835	10,285	273,496	117,240	75,347	44,937	661
Net change in unrealized appreciation or depreciation	(374,548)	70,584	462,092	(68,712)	(78,466)	(571)	20,603

Total net gains (losses)	58,287	80,869	735,588	48,528	(3,119)	44,366	21,264

Net increase in net assets resulting from operations	$99,587	$119,621	$872,814	$249,486	$192,011	$228,291	$200,727

Per Share:
Diluted earnings per common share	$0.70	$0.88	$6.36	$1.88	$1.62	$2.20	$2.16
Dividends per common share(1)	$0.59	$0.57	$2.33	$2.30	$2.28	$2.23	$2.01
Weighted average common shares outstanding – diluted	141,738	135,579	137,274	132,458	118,351	103,574	93,003

	At March 31,	At December 31,

(in thousands,	2006	2005	2004	2003	2002	2001
except per share data)
Balance Sheet Data:
Portfolio at value	$3,691,002	$3,606,355	$3,013,411	$2,584,599	$2,488,167	$2,329,590
Total assets	4,121,225	4,025,880	3,260,998	3,019,870	2,794,319	2,460,713
Total debt outstanding(2)	1,274,245	1,284,790	1,176,568	954,200	998,450	1,020,806
Preferred stock issued to Small Business Administration(2)	—	—	—	6,000	7,000	7,000
Shareholders’ equity	2,729,813	2,620,546	1,979,778	1,914,577	1,546,071	1,352,123
Shareholders’ equity per common share (net asset value)(3)	$19.50	$19.17	$14.87	$14.94	$14.22	$13.57
Common shares outstanding at end of year	139,984	136,697	133,099	128,118	108,698	99,607
Asset coverage ratio(4)	317%	309%	280%	322%	270%	245%
Debt to equity ratio	0.47	0.49	0.59	0.50	0.65	0.75

	Three Months
	Ended
	March 31,	Year Ended December 31,

	2006	2005	2004	2003	2002	2001

Other Data:
Investments funded	$797,851	$1,675,773	$1,524,523	$931,450	$506,376	$680,329
Principal collections related to investment repayments or sales	340,410	1,503,388	909,189	788,328	356,641	204,441
Realized gains	436,486	343,061	267,702	94,305	95,562	10,107
Realized losses	(3,651)	(69,565)	(150,462)	(18,958)	(50,625)	(9,446)

	2006	2005				2004

(in thousands,	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$111,011	$98,169	$94,857	$86,207	$94,919	$100,962	$96,863	$87,500	$81,765
Net investment income	41,300	37,073	46,134	15,267	38,752	54,678	52,745	48,990	44,545
Net increase in net assets resulting from operations	99,587	328,140	113,168	311,885	119,621	47,837	85,999	95,342	20,308
Diluted earnings per common share	$0.70	$2.36	$0.82	$2.29	$0.88	$0.35	$0.66	$0.73	$0.15
Dividends declared per common share (5)	0.59	0.61	0.58	0.57	0.57	0.59	0.57	0.57	0.57
Net asset value per common share(3)	19.50	19.17	17.37	17.01	15.22	14.87	14.90	14.77	14.60

(1)	Dividends are based on taxable income, which differs from income for financial reporting purposes.

(2)	See “Senior Securities” for more information regarding our level of indebtedness.
(3)	We determine net asset value per common share as of the last day of the period presented. The net asset values shown are based on outstanding shares at the end of each period presented.
(4)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
(5)	Dividends declared per common share for the fourth quarter of 2004 included the regular quarterly dividend of $0.57 per common share and an extra dividend of $0.02 per common share. Dividends declared per common share for the fourth quarter of 2005 included the regular quarterly dividend of $0.58 per common share and an extra dividend of $0.03 per common share.

WHERE YOU CAN FIND
ADDITIONAL INFORMATION
      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the debt securities being offered by this prospectus.
      We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect any materials we file with the Securities and Exchange Commission, without charge, at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

RISK FACTORS
      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.
      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are subject to certain restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when we may need to or when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.
      Investing in private companies involves a high degree of risk. Our portfolio primarily consists of long-term loans to and investments in middle market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for us in those investments and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. If we are unable to identify all material information about these companies, among other factors, we may fail to receive the expected return on our investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. As an investor, we are subject to the risk that a portfolio company may make a business decision that does not serve our interest, which could decrease the value of our investment. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.
      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At March 31, 2006, portfolio investments recorded at fair value were 90% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Our net asset value could be affected if our determination of the fair value of our investments is materially different than the value that we ultimately realize.
      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.
      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment or a slowdown in middle market merger and acquisition activity may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the timing of exit events in our portfolio and could negatively affect the amount of gains or losses upon exit.
      Our borrowers may default on their payments, which may have a negative effect on our financial performance. We primarily make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on our financial results.
      Our private finance investments may not produce current returns or capital gains. Our private finance investments are typically structured as unsecured debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options, or as buyouts of companies where we invest in debt and equity securities. As a result, our private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.
      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. At March 31, 2006, our largest investment at value was in Business Loan Express, LLC (BLX) and represented 7.9% of our total assets and 5.5% of our total interest and related portfolio income for the three months ended March 31, 2006. BLX is a lender under the Small Business Administration 7(a) Guaranteed Loan Program. Our financial results could be negatively affected if government funding for, or regulations related to, this program change.
      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. The debt securities we may issue pursuant to this prospectus, the prospectus supplement, and the applicable pricing supplement, if any, are a form of such borrowings. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders or investors. Holders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. We and, indirectly, our shareholders will bear the cost associated with our leverage activity. Our revolving line of credit, notes payable and debentures contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.
      At March 31, 2006, we had $1.3 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.5%. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. In order for us to cover annual interest payments on indebtedness, we had to achieve annual returns on our assets of at least 2.0% as of March 31, 2006, which returns were achieved.

      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4,121.2 million in total assets, (ii) an average cost of funds of 6.5%, (iii) $1,274.2 million in debt outstanding and (iv) $2,729.8 million of shareholders’ equity.
Assumed Return on Our Portfolio
(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-33.23%	-18.13%	-10.58%	-3.03%	4.51%	12.06%	27.16%
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders or investors on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of March 31, 2006, our asset coverage for senior indebtedness was 317%.
      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of March 31, 2006, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities to grow our portfolio. A reduction in the availability of new debt or equity capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes realized net long-term capital gains, to our shareholders to maintain our eligibility for the tax benefits available to regulated investment companies. As a result, such earnings will not be available to fund investment originations. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances. We expect to continue to borrow from financial institutions or other investors and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our debt securities or common stock.
      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for debt service and dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service and distributions to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. If we do not distribute at least 98% of our annual taxable income in the year earned, we generally will be required to pay an excise tax on amounts carried over and distributed to shareholders in the next year equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such income for the current year.
      There is a risk that our common stockholders may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, certain of our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.
      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of our competitors may have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      Our business depends on our key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities, which could have a negative effect on our business.
      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC and the Small Business Administration. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, real estate investment trusts, and small business investment companies may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on our operations.
      Our ability to invest in private companies may be limited in certain circumstances. If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.
      Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.
      Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that has no marginable securities outstanding at the time we purchase such securities or those that otherwise qualify as an “eligible portfolio company” under the 1940 Act.
      In November 2004, the SEC issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We currently do not believe that these proposed rules will have a material adverse effect on our operations.
      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.
      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price paid by stockholders, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in laws or regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.
      The trading market or market value of our publicly issued debt securities may be volatile. Upon issuance, our publicly issued debt securities will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
      Terms relating to redemption may materially adversely affect your return on the debt securities. If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.
      Our credit ratings may not reflect all risks of an investment in the debt securities. Our credit ratings are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

RATIOS OF EARNINGS TO FIXED CHARGES
      For the three months ended March 31, 2006, and the five years ended December 31, 2005, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Three Months
	Ended March 31,	Year Ended December 31,

	2006(1)	2005	2004	2003	2002	2001

Earnings to Fixed Charges*	5.4	12.4	4.3	3.4	4.2	4.0
      For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) plus excise tax expense plus fixed charges. Fixed charges include interest expense, a portion of rent expense and preferred stock dividend expense. We have assumed that one-third of the annual rent expense represents fixed charges.

*	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 20.6 for the three months ended March 31, 2006(1), and 6.4, 5.2, 4.4, 4.2 and 3.7 for the five years ended December 31, 2005, respectively.

(1)	The results for the three months ended March 31, 2006, are not necessarily indicative of the operating results to be expected for the full year.

Disclosure Regarding Forward-Looking Statements
      Information contained or incorporated by reference in this prospectus and any prospectus supplement and pricing supplement, if any, accompanying this prospectus contains “forward-looking statements.” These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy and general economic conditions;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and any prospectus supplement and pricing supplement, if any, accompanying this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.
      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any prospectus supplement and pricing supplement, if any, accompanying this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus and the date on the cover of any such supplements.

USE OF PROCEEDS
      We intend to use the net proceeds from selling debt securities for general corporate purposes, which may include investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes. Because our primary business is to provide long-term debt and equity capital to primarily middle-market companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise equity capital or issue debt as we deem appropriate to fund such new investments.
      We anticipate that substantially all of the net proceeds of any offering of debt securities will be used as described above or in any prospectus supplement and pricing supplement, if any, accompanying this prospectus. Pending investment, we intend to invest the net proceeds of any offering of debt securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, high quality debt securities maturing in one year or less from the time of investment or other qualifying investments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering of debt securities, pending full investment, are held in lower-yielding time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On June 20, 2006, the last reported closing sale price of our common stock was $29.41 per share.

		Closing Sales		Premium	Premium
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Dividends

Year ending December 31, 2004
First Quarter	$14.60	$30.85	$27.15	211%	186%	$0.57
Second Quarter	$14.77	$30.25	$23.06	205%	156%	$0.57
Third Quarter	$14.90	$25.80	$22.22	173%	149%	$0.57
Fourth Quarter	$14.87	$28.47	$24.46	191%	164%	$0.57
Extra Dividend						$0.02
Year ended December 31, 2005
First Quarter	$15.22	$27.84	$24.89	183%	164%	$0.57
Second Quarter	$17.01	$29.29	$25.83	172%	152%	$0.57
Third Quarter	$17.37	$29.17	$26.92	168%	155%	$0.58
Fourth Quarter	$19.17	$30.80	$26.11	161%	136%	$0.58
Extra Dividend						$0.03
Year ended December 31, 2006
First Quarter	$19.50	$30.68	$28.51	157%	146%	$0.59
Second Quarter (through June 20, 2006)	*	$31.32	$29.36	*	*	$0.60

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price divided by NAV.

*	Not determinable at the time of filing.
     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.
      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors. Our Board of Directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt and Equity Capital” and “Tax Status.” There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Certain of our credit facilities limit our ability to declare dividends if we default under certain provisions.
      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
      The information contained in this section should be read in conjunction with our Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy and general economic conditions;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.

OVERVIEW
      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our lending and investment activity has generally been focused on private finance and commercial real estate finance, which included primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS, and collateralized debt obligation bonds and preferred shares, which we refer to as CDOs.
      On May 3, 2005, we completed the sale of our portfolio of CMBS and real estate related CDO investments. Upon the completion of this transaction, our lending and investment activity has been focused primarily on private finance investments. Our private finance activity principally involves providing financing to middle market U.S. companies through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. Our investment objective is to achieve current income and capital gains.
      Our portfolio composition at March 31, 2006 and 2005, and December 31, 2005, 2004, and 2003, was as follows:

	March 31,		December 31,

	2006	2005	2005	2004	2003

Private finance	96%	74%	96%	76%	74%
Commercial real estate finance	4%	26%	4%	24%	26%
      Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net realized and unrealized gains or losses on our investment portfolio after deducting interest expense on borrowed capital, operating expenses and income taxes including excise tax. Interest income results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, interest rates on the types of loans we make, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.
      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income as dividends to our shareholders. See “Other Matters” below.

PORTFOLIO AND INVESTMENT ACTIVITY
      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the three months ended March 31, 2006 and 2005, and at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	At and for the
	Three Months		At and for the
	Ended March 31,		Year Ended December 31,

	2006	2005	2005	2004	2003
($ in millions)
Portfolio at value	$3,691.0	$3,195.0	$3,606.4	$3,013.4	$2,584.6
Investments funded(1)	$797.9	$265.6	$1,675.8	$1,524.5	$931.5
Change in accrued or reinvested interest and dividends (2)	$(2.1)	$10.5	$6.6	$52.2	$45.0
Principal collections related to investment repayments or sales	$340.4	$158.3	$1,503.4	$909.2	$788.3
Yield on interest-bearing investments(3)	12.3%	13.6%	12.8%	14.0%	14.7%

(1)	Investments funded for the three months ended March 31, 2006, included a $150 million subordinated debt investment in Advantage Sales & Marketing, Inc. received in conjunction with the sale of Advantage as discussed below.

(2)	Includes a change in accrued or reinvested interest of $1.1 million for the three months ended March 31, 2006, related to our investments in money market securities.

(3)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.
Private Finance
      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the three months ended March 31, 2006 and 2005, and at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	At and for the
	Three Months Ended				At and for the
	March 31,				Year Ended December 31,

	2006		2005		2005		2004		2003

	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)
($ in millions)
Portfolio at value:
Loans and debt securities:
Senior loans	$420.1	9.3%	$253.5	8.6%	$239.8	9.5%	$234.6	8.5%	$165.5	9.2%
Unitranche debt	362.7	11.1%	44.2	14.8%	294.2	11.4%	43.9	14.8%	24.9	15.6%
Subordinated debt	1,747.2	13.6%	1,258.7	14.9%	1,560.9	13.8%	1,324.4	14.9%	1,024.5	16.0%

Total loans and debt securities	$2,530.0	12.5%	$1,556.4	13.8%	$2,094.9	13.0%	$1,602.9	13.9%	$1,214.9	15.0%
Equity securities	1,031.6		822.1		1,384.4		699.2		687.8

Total portfolio	$3,561.6		$2,378.5		$3,479.3		$2,302.1		$1,902.7

Investments funded(1)	$795.9		$168.2		$1,462.3		$1,140.8		$498.0
Change in accrued or reinvested interest and dividends	$(4.2)		$7.9		$24.6		$45.6		$41.8
Principal collections related to investment repayments or sales	$336.6		$151.2		$703.9		$551.9		$318.6

(1)	Investments funded for the three months ended March 31, 2006, included a $150 million subordinated debt investment in Advantage Sales & Marketing, Inc. received in conjunction with the sale of Advantage as discussed below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Our investment activity is focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Senior loans at March 31, 2006, included approximately $200 million of senior loans that are in various stages of being refinanced. Repayments include repayments of senior debt funded by us that was subsequently refinanced or repaid by the portfolio companies.
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Recently, we believe many junior debt financing opportunities in the market have become less attractive from a risk/return perspective. To address the current market, our strategy is to focus on buyout and recapitalization transactions where we can manage risk through the structure and terms of our debt and equity investments and where we can potentially realize more attractive total returns from both current interest and fee income and future capital gains. We are also focusing our debt investing on smaller middle market companies where we can provide both senior and subordinated debt or unitranche debt, where our current yield may be lower than traditional subordinated debt. We believe that providing both senior and subordinated debt or unitranche debt provides greater protection in the capital structures of our portfolio companies.
      Investments Funded. Investments funded and the weighted average yield on investments funded at and for the three months ended March 31, 2006, and at and for the years ended December 31, 2005, 2004, and 2003, consisted of the following:

	For the Three Months Ended March 31, 2006

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$85.0	9.1%	$117.8	8.9%	$202.8	9.0%
Unitranche debt(2)	75.0	10.6%	—	—	75.0	10.6%
Subordinated debt(3)	279.3	12.5%	145.4	13.9%	424.7	13.0%

Total loans and debt securities	439.3	11.5%	263.2	11.6%	702.5	11.6%
Equity	24.6		68.8		93.4

Total	$463.9		$332.0		$795.9

	2005 Investments Funded

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans(4)	$76.8	10.0%	$250.2	6.4%	$327.0	7.2%
Unitranche debt(2)	259.5	10.5%	—	—	259.5	10.5%
Subordinated debt	296.9	12.3%	330.9	12.5%	627.8	12.4%

Total loans and debt securities	633.2	11.3%	581.1	9.9%	1,214.3	10.6%
Equity	82.5		165.5		248.0

Total	$715.7		$746.6		$1,462.3

	2004 Investments Funded

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$25.1	9.1%	$140.8	7.2%	$165.9	7.5%
Unitranche debt(2)	18.9	13.0%	—	—	18.9	13.0%
Subordinated debt	396.4	13.4%	320.1	15.5%	716.5	14.4%

Total loans and debt securities	440.4	13.2%	460.9	13.0%	901.3	13.1%
Equity	72.3		167.2		239.5

Total	$512.7		$628.1		$1,140.8

	2003 Investments Funded

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$44.6	9.4%	$28.6	2.6%	$73.2	6.7%
Unitranche debt(2)	25.0	15.5%	—	—	25.0	15.5%
Subordinated debt	354.8	14.6%	1.2	25.0%	356.0	14.6%

Total loans and debt securities	424.4	14.1%	29.8	3.5%	454.2	13.4%
Equity	15.6		28.2		43.8

Total	$440.0		$58.0		$498.0

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt combined.

(3)	Debt investments for the three months ended March 31, 2006, included a $150 million, 12.0% subordinated debt investment in Advantage Sales & Marketing, Inc. received in conjunction with the sale of Advantage as discussed below.

(4)	Buyout senior loans funded include $174.9 million which was repaid during the year.
     In April 2006, we funded private finance investments totaling $254.9 million.

      We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.
      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. We believe that merger and acquisition activity in the middle market was strong in 2004 and 2005 and has continued into 2006, which has resulted in an increase in private finance investment opportunities, as well as increased repayments. We continue to have an active pipeline of new investments under consideration. We believe that merger and acquisition activity for middle market companies will remain strong in 2006.
      Portfolio Yield. The yield on the private finance loans and debt securities was 12.5% at March 31, 2006, 13.8% at March 31, 2005, and 13.0%, 13.9%, and 15.0% at December 31, 2005, 2004, and 2003, respectively. The weighted average yield on the private finance loans and debt securities may fluctuate from period to period depending on the yield on new loans and debt securities funded, the yield on loans and debt securities repaid, the amount of loans and debt securities for which interest is not accruing and the amount of lower-yielding senior or unitranche debt in the portfolio at the end of the period. The yield on the private finance portfolio has declined partly due to our strategy to pursue more buyout and recapitalization transactions, which may include investing in lower-yielding senior debt, as well as pursue unitranche investments.
      Outstanding Investment Commitments. At March 31, 2006, we had outstanding private finance investment commitments totaling $316.3 million, including the following:

•	$33.3 million in the form of debt to Promo Works, LLC.

•	$30.0 million in the form of debt to Business Loan Express, LLC.

•	$29.9 million in the form of equity to eleven private equity and venture capital funds.

•	$14.0 million in the form of debt to S.B. Restaurant Company.

•	$14.0 million in the form of debt to Integrity Interactive Corp.

•	$9.6 million in the form of debt to 3SI Security Systems Inc.

•	$8.3 million in the form of debt to Hot Stuff Foods, LLC.

•	$7.8 million in the form of debt to Mercury Air Centers, Inc.

•	$6.5 million in co-investment commitments to Pine Creek Equity Partners, LLC.

•	We have various commitments to Callidus Capital Corporation (Callidus), which owns 80% (subject to dilution) of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), and other related investments. Our commitment to Callidus consisted of the following at March 31, 2006:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Subordinated debt to support warehouse facilities & warehousing activities(1)	$40.0	$—	$40.0
Revolving line of credit facility to support warehousing activities(2)	50.0	3.7	46.3
Revolving line of credit for working capital	4.0	3.8	0.2

Total	$94.0	$7.5	$86.5

(1)	Callidus has a secured warehouse credit facilities with a third party for up to $400 million. The facility is used primarily to finance the acquisition of loans pending securitization through a CDO or CLO. In conjunction with this warehouse credit facility, we have agreed to designate our $40 million subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support the warehouse facility.
(2)	This facility supports Callidus’ purchase of middle market senior loans pending the sale of such loans to its warehouse credit facilities.

In addition, at March 31, 2006, we had a commitment to Callidus to purchase preferred equity in future CLO transactions of $32.4 million.
      In addition to these outstanding investment commitments at March 31, 2006, we may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. We also had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $184.7 million. See “Financial Condition, Liquidity and Capital Resources.”
      Our largest investment at value at March 31, 2006, was in Business Loan Express, LLC (BLX) and our largest investments at value at December 31, 2005, were in Advantage Sales & Marketing, Inc. and BLX. See “Results of Operations” for a discussion of the net change in unrealized appreciation or depreciation related to these investments.
      Business Loan Express, LLC.     At March 31, 2006, our investment in BLX totaled $291.3 million at cost and $326.2 million at value, or 7.9% of our total assets, which included unrealized appreciation of $35.0 million. At December 31, 2005, our investment in BLX totaled $299.4 million at cost and $357.1 million at value, or 8.9% of our total assets, which included unrealized appreciation of $57.7 million. We acquired BLX in 2000.
      Total interest and related portfolio income earned from the Company’s investment in BLX for the three months ended March 31, 2006 and 2005, and for the years ended December 31, 2005, 2004, and 2003, was as follows:

	Three Months
	Ended March 31,		Year Ended December 31,

	2006	2005	2005	2004	2003
($ in millions)
Interest income	$3.9	$3.4	$14.3	$23.2	$21.9
Dividend income	—	2.0	14.0	14.8	7.8
Loan prepayment premiums	—	—	—	—	0.1
Fees and other income	2.2	2.4	9.2	12.0	16.9

Total	$6.1	$7.8	$37.5	$50.0	$46.7

      Interest and dividend income from BLX for the three months ended March 31, 2006 and 2005, and for the years ended December 31, 2005, 2004, and 2003, included interest and dividend income of $1.8 million, $1.6 million, $8.9 million, $25.4 million, and $17.5 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to us through the issuance of additional debt or equity interests. Accrued interest and dividends receivable and other assets at March 31, 2006, included accrued interest and fees due from BLX totaling $3.4 million, of which $2.2 million was paid in cash in the second quarter of 2006.
      Net change in unrealized appreciation or depreciation included a net decrease in unrealized appreciation on our investment in BLX of $22.7 million and $6.3 million for the three months ended March 31, 2006 and 2005, respectively. Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in BLX of $2.9 million for the year ended December 31, 2005, a net decrease in unrealized appreciation of $32.3 million for the year ended December 31, 2004, and a net increase in unrealized appreciation of $51.7 million for the year ended December 31, 2003. See “Results of Operations” for a discussion of the net change in unrealized appreciation or depreciation related to this investment.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a nationwide preferred lender, as designated by the SBA, and originates, sells, and services small business loans. In addition, BLX originates conventional small business loans and small investment real estate loans. BLX has offices across the United States and is headquartered in New York, New York. Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. We hold all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.
      We had a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to the company that expired on April 30, 2006. There were no amounts outstanding under this facility at March 31, 2006.
      At December 31, 2005, BLX had a three-year $275.0 million revolving credit facility provided by third party lenders that was scheduled to mature in January 2007. As the controlling equity owner in BLX, we had provided an unconditional guaranty to the revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under the revolving credit facility. At December 31, 2005, the principal amount of loans outstanding on the revolving credit facility was $228.2 million and letters of credit issued under the facility were $41.7 million. The total obligation guaranteed by us at December 31, 2005, was $135.4 million.

      On March 17, 2006, BLX closed on a new three-year $500.0 million revolving credit facility that matures in March 2009, which replaced the existing facility. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This new facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. We have provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. At March 31, 2006, the principal amount outstanding on the revolving credit facility was $240.2 million and letters of credit issued under the facility were $41.7 million. The total obligation guaranteed by us at March 31, 2006, was $141.1 million. This guaranty can be called by the lenders only in the event of a default under the BLX credit facility, which includes certain defaults under our revolving credit facility. BLX was in compliance with the terms of this facility at March 31, 2006. At March 31, 2006, we had also provided four standby letters of credit totaling $34.1 million in connection with four term securitization transactions completed by BLX.
      Advantage Sales & Marketing, Inc.     At December 31, 2005, our investment in Advantage totaled $257.7 million at cost and $660.4 million at value, or 16.4% of our total assets, which included unrealized appreciation of $402.7 million. We completed the purchase of a majority ownership in Advantage in June 2004.
      On March 29, 2006, we sold our majority equity interest in Advantage. We were repaid our $184 million in subordinated debt outstanding and realized a gain on our equity investment sold of $433.1 million, subject to post-closing adjustments. As consideration for the common stock sold in the transaction, we received a $150 million subordinated note, with the balance of the consideration paid in cash. Approximately $34 million of our cash proceeds from the sale of the common stock have been held in escrow, subject to certain holdback provisions. In addition, there is potential for us to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. Our realized gain of $433.1 million excludes any earn-out amounts. For tax purposes, the receipt of the $150 million subordinated note as part of our consideration for the common stock sold will allow us, through installment treatment, to defer the recognition of taxable income for a portion of our realized gain until the note is collected. In connection with the transaction, we retained an equity investment in the business valued at $15 million as a minority shareholder.
      Total interest and related portfolio income earned from our investment in Advantage while we held a majority equity interest for the three months ended March 31, 2006 and 2005, and for the years ended December 31, 2005 and 2004, was as follows:

	Three Months
	Ended		Year Ended
	March 31,		December 31,

	2006	2005	2005	2004
($ in millions)
Interest income	$7.3	$7.7	$30.9	$15.5
Loan prepayment premiums	5.0	—	—	—
Fees and other income	1.8	1.5	6.5	5.8

Total interest and related portfolio income	$14.1	$9.2	$37.4	$21.3

      In addition, we earned structuring fees of $2.3 million on our new $150 million subordinated debt investment in Advantage upon the closing of the sale transaction.
      After the completion of the sale transaction, our investment in Advantage at March 31, 2006, which was composed of subordinated debt and a minority equity interest, totaled $151.3 million at cost and $164.3 million at value, which included unrealized appreciation of $13.0 million. Subsequent to the completion of the sale transaction, we estimate that our interest income from our subordinated debt investment in Advantage will be approximately $4.5 million per quarter.
      Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      STS Operating, Inc. On May 1, 2006, we announced the completion of the sale of STS Operating, Inc. (STS). We were repaid our $6.8 million in subordinated debt outstanding and we realized a gain on the sale of our common stock in STS of approximately $94 million, subject to post-closing adjustments. The cost basis of our equity was $3.5 million. As part of the consideration for the sale of our equity, we received a $30 million subordinated note. Approximately $10.7 million of our proceeds are subject to certain holdback provisions and post-closing adjustments. For tax purposes, the receipt of the $30 million subordinated note as part of our consideration for the common stock sold will allow us, through installment treatment, to defer the recognition of taxable income for a portion of our realized gain until the note is collected.
      The Hillman Companies, Inc. On March 31, 2004, we sold our control investment in The Hillman Companies, Inc. (Hillman) for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. We were repaid our existing $44.6 million in outstanding debt. Total consideration to us from this sale, including the repayment of debt, was $245.6 million, which included net cash proceeds of $198.1 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, we sold a $5.0 million participation in our subordinated debt in Hillman to a third party, which reduced our investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, we realized a gain of $150.3 million on the transaction.

Commercial Real Estate Finance
      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the three months ended March 31, 2006 and 2005, and at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	At and for the
	Three Months Ended March 31,				At and for the Years Ended December 31,

	2006		2005		2005		2004		2003

	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$—		$466.1	13.0%	$—		$373.8	14.6%	$394.0	14.1%
CDO bonds and preferred shares	—		227.1	15.8%	—		212.6	16.8%	186.6	16.7%
Commercial mortgage loans	102.7	7.6%	89.7	6.4%	102.6	7.6%	95.0	6.8%	83.6	8.6%
Real estate owned	15.0		18.4		13.9		16.9		12.8
Equity interests	11.7		15.2		10.6		13.0		4.9

Total portfolio	$129.4		$816.5		$127.1		$711.3		$681.9

Investments funded	$2.0		$97.4		$213.5		$383.7		$433.5
Change in accrued or reinvested interest (2)	$1.0		$2.6		$(18.0)		$6.6		$3.2
Principal collections related to investment repayments or sales(2)	$3.8		$7.1		$799.5		$357.3		$469.7

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

(2)	Principal collections related to investment repayments or sales for the year ended December 31, 2005, included $718.1 million related to the sale of our CMBS and CDO portfolio in May 2005. Change in accrued or reinvested interest for the year ended December 31, 2005, included the collection of $21.7 million related to the sale of this portfolio.
     Our commercial real estate investments funded for the three months ended March 31, 2006, and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Three Months Ended March 31, 2006
Commercial mortgage loans	$0.6	$—	$0.6
Equity interests	1.4	—	1.4

Total	$2.0	$—	$2.0

For the Year Ended December 31, 2005
CMBS bonds (4 new issuances)(2)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	88.5	(0.8)	87.7
Equity interests	4.8	—	4.8

Total	$304.8	$(91.3)	$213.5

For the Year Ended December 31, 2004
CMBS bonds (13 new issuances(1))	$419.1	$(183.7)	$235.4
CDO bonds and preferred shares (3 issuances)	40.5	(0.1)	40.4
Commercial mortgage loans	112.1	(8.2)	103.9
Equity interests	4.0	—	4.0

Total	$575.7	$(192.0)	$383.7

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Year Ended December 31, 2003
CMBS bonds (15 new issuances(1))	$508.5	$(225.9)	$282.6
CDO bonds and preferred shares (3 issuances)	145.8	(0.4)	145.4
Commercial mortgage loans	3.0	—	3.0
Equity interests	2.5	—	2.5

Total	$659.8	$(226.3)	$433.5

(1)	CMBS investments also include investments in issuances in which we have previously purchased CMBS bonds.
(2)	The CMBS bonds invested in during the year ended December 31, 2005, were sold on May 3, 2005.
     At March 31, 2006, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $13.6 million and commitments in the form of standby letters of credit and guarantees related to equity interests of $7.0 million.
      Sale of CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares.     On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and real estate related collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million, in the second quarter of 2005. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which was included in the net realized gain on the sale.
      For tax purposes, we estimate that the net gain from the sale of the CMBS and CDO portfolio will be approximately $244 million, after transaction and other costs of $7.8 million. The difference between the net gain for book and tax purposes results from temporary differences in the recognition of income and expenses related to these assets.
      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we agreed to sell certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. This transaction was completed on July 13, 2005, and we received total cash proceeds of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, we have agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding our existing portfolio and related activities.
      The real estate securities purchase agreement, under which we sold the CMBS and CDO portfolio, and the platform asset purchase agreement contain customary representations and warranties, and require us to indemnify the affiliates of the Caisse that are parties to the agreements for certain liabilities arising under the agreements, subject to certain limitations and conditions.
      We also entered into a transition services agreement with CWCapital pursuant to which we provided certain transition services to CWCapital for a limited transition period to facilitate the transfer of various servicing and other rights related to the CMBS and

CDO portfolio. During the transition period, we agreed, among other things, to continue to act as servicer or special servicer with respect to the CMBS and CDO portfolio. Services provided under the transition services agreement, except for certain information technology services, were completed on July 13, 2005. For the year ended December 31, 2005, we received a total of $1.4 million under the transition services agreement as reimbursement for employee and administrative expenses. These amounts reduced our employee expenses by $1.1 million and administrative expenses by $0.3 million.
Hedging Activities
      We have invested in commercial mortgage loans and CMBS and CDO bonds, which were purchased at prices that were based in part on comparable Treasury rates. We have entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities due to changes in interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions. These losses are limited to the increase in value of the borrowed Treasury securities; conversely, the value of the hedged commercial real estate assets would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions which are limited to the decline in value of the borrowed Treasury securities; conversely, the value of the hedged commercial real estate assets would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.
      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $17.5 million, $17.7 million and $38.2 million at March 31, 2006, and December 31, 2005 and 2004, respectively. The net proceeds related to the sales of the borrowed Treasury securities plus or minus the additional cash collateral provided or received under the terms of the transactions were $17.5 million, $17.7 million and $38.2 million at March 31, 2006, and December 31, 2005 and 2004, respectively. The hedge at March 31, 2006, and December 31, 2005, related to commercial mortgage loans and the hedge at December 31, 2004, related primarily to CMBS and CDO bonds. The amount of the hedge will vary from period to period depending upon the amount of commercial real estate assets that we own and have hedged as of the balance sheet date.
Accrued Interest and Dividends Receivable
      Accrued interest and dividends receivable as of March 31, 2006, and December 31, 2005 and 2004, was as follows:

	2006	2005	2004
($ in millions)
Private finance	$47.5	$58.7	$59.8
Commercial real estate finance
CMBS and CDO bonds	—	—	18.9
Commercial mortgage loans and other	2.5	1.7	0.8

Total	$50.0	$60.4	$79.5

      Total accrued interest and dividends receivable declined from December 31, 2004, to December 31, 2005, primarily as a result of the sale of our portfolio of CMBS and CDO assets on May 3, 2005. See “Commercial Real Estate Finance” above.

Portfolio Asset Quality
      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.
      At March 31, 2006, and December 31, 2005 and 2004, our portfolio was graded as follows:

	2006		2005		2004

	Portfolio	Percentage of	Portfolio	Percentage of	Portfolio	Percentage of
Grade	at Value	Total Portfolio	at Value	Total Portfolio	at Value(1)	Total Portfolio

($ in millions)
1	$1,287.9	34.9%	$1,643.0	45.6%	$952.5	31.6%
2	2,183.2	59.2	1,730.8	48.0	1,850.5	61.4
3	89.1	2.4	149.1	4.1	121.2	4.0
4	64.5	1.7	26.5	0.7	11.7	0.4
5	66.3	1.8	57.0	1.6	77.5	2.6

	$3,691.0	100.0%	$3,606.4	100.0%	$3,013.4	100.0%

(1)	The value of the CMBS and CDO assets sold on May 3, 2005, was $586.4 million at December 31, 2004, and this value was included in Grade 2 assets. See “Commercial Real Estate Finance” above.
     Grade 1 portfolio assets decreased from $1.6 billion at December 31, 2005, to $1.3 billion at March 31, 2006, primarily as a result of the sale of Advantage Sales & Marketing, Inc. (Advantage) on March 29, 2006. Advantage had a value of $660.4 million, including $402.7 million of unrealized appreciation, at December 31, 2005. Our investment in Advantage after the sale transaction was $164.3 million at value, including $13.0 million of unrealized appreciation, at March 31, 2006, and was included in Grade 1 assets. See “— Portfolio and Investment Activity” above for further discussion. Grade 2 portfolio assets increased from $1.7 billion at December 31, 2005, to $2.2 billion at March 31, 2006, primarily as a result of the level of new investments made during the first quarter of 2006, as new investments generally enter the portfolio as Grade 2 assets.
      Grade 1 portfolio assets increased from $952.5 million at December 31, 2004, to $1.6 billion at December 31, 2005, primarily as a result of the appreciation in value of our investment in Advantage Sales & Marketing, Inc. (Advantage) as well as certain other companies. Advantage had a value of $660.4 million, including $402.7 million of unrealized appreciation, at December 31, 2005, as compared to a value of $283.0 million, including $24.3 million of unrealized appreciation, at December 31, 2004. See further discussion of the valuation of Advantage below. As noted above, in March 2006, we sold our majority interest in Advantage.
      Total Grade 3, 4 and 5 portfolio assets were $219.9 million, $232.6 million, and $210.4 million, respectively, or were 5.9%, 6.4%, and 7.0%, respectively, of the total portfolio at value at March 31, 2006, and December 31, 2005 and 2004.
      Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the private equity business is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with such companies in order to recover the maximum amount of our investment.

      Loans and Debt Securities on Non-Accrual Status. At March 31, 2006, and December 31, 2005 and 2004, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2006	2005	2004
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$29.0	$15.6	$34.4
Companies 5% to 25% owned	5.6	—	—
Companies less than 5% owned	51.8	11.4	16.5
Commercial real estate finance	12.6	12.9	5.6
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	40.6	58.0	29.4
Companies 5% to 25% owned	5.1	0.5	0.7
Companies less than 5% owned	4.4	49.5	15.8
Commercial real estate finance	8.6	7.9	12.5

Total	$157.7	$155.8	$114.9

Percentage of total portfolio	4.3%	4.3%	3.8%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.
     Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at March 31, 2006, and December 31, 2005 and 2004, were as follows:

	2006	2005	2004

($ in millions)
Private finance	$82.6	$74.6	$73.5
Commercial real estate finance
CMBS bonds	—	—	49.0
Commercial mortgage loans	6.0	6.1	10.1

Total	$88.6	$80.7	$132.6

Percentage of total portfolio	2.4%	2.2%	4.4%
      In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income.
      Our loans and debt securities on non-accrual status increased by $40.9 million during 2005. This net increase during the year resulted primarily from the move of two loans to non-accrual status totaling $46.7 million at value at December 31, 2005, offset by a net decrease in the value of loans that were on non-accrual status at both December 31, 2005 and 2004.
      As a result of these and other factors, the amount of the private finance portfolio that is greater than 90 days delinquent or on non-accrual status may vary from period to period. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $88.6 million, $60.7 million and $43.9 million at March 31, 2006, and December 31, 2005 and 2004, respectively.

RESULTS OF OPERATIONS
Comparison of Three Months Ended March 31, 2006 and 2005
      The following table summarizes the Company’s operating results for the three months ended March 31, 2006 and 2005.

	For the Three Months
	Ended March 31,
				Percentage
	2006	2005	Change	Change
($ in thousands, except per share amounts)
	(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$88,881	$84,945	$3,936	5%
Loan prepayment premiums	5,286	1,677	3,609	215%
Fees and other income	16,844	8,297	8,547	103%

Total interest and related portfolio income	111,011	94,919	16,092	17%

Expenses
Interest	24,300	20,225	4,075	20%
Employee	21,428	15,456	5,972	39%
Stock options	3,606	—	3,606	100%
Administrative	11,519	20,754	(9,235)	(44)%

Total operating expenses	60,853	56,435	4,418	8%

Net investment income before income taxes	50,158	38,484	11,674	30%
Income tax expense (benefit), including excise tax	8,858	(268)	9,126	**

Net investment income	41,300	38,752	2,548	7%

Net Realized and Unrealized Gains (Losses)
Net realized gains	432,835	10,285	422,550	*
Net change in unrealized appreciation or depreciation	(374,548)	70,584	(445,132)	*

Total net gains	58,287	80,869	(22,582)	*

Net income	$99,587	$119,621	$(20,034)	(17)%

Diluted earnings per common share	$0.70	$0.88	$(0.18)	(20)%

Weighted average common shares outstanding — diluted	141,738	135,579	6,159	5%

*	Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

**	Percentage change is not meaningful.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums, and fees and other income.
      Interest and Dividends. Interest and dividend income for the three months ended March 31, 2006 and 2005, was composed of the following:

	2006	2005
($ in millions)
Interest
Private finance loans and debt securities	$82.6	$56.8
CMBS and CDO portfolio	—	22.1
Commercial mortgage loans	2.8	1.5
Cash and cash equivalents and other	2.9	0.4

Total interest	88.3	80.8
Dividends	0.6	4.1

Total interest and dividends	$88.9	$84.9

      Our interest income from our private finance loans and debt securities has increased period over period as a result of the growth in this portfolio since March 31, 2005, as shown below. In addition, during the first quarter of 2006, we resumed accruing interest for certain private finance portfolio companies. Such additional interest income totaled $3.8 million for the three months ended March 31, 2006.
      There was no interest income from the CMBS and CDO portfolio in the first quarter of 2006 as we sold this portfolio on May 3, 2005. The CMBS and CDO portfolio sold had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. We generally reinvested the principal proceeds from the CMBS and CDO portfolio into our private finance portfolio.
      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the weighted average yield on the interest-bearing investments in the portfolio at March 31, 2006 and 2005, were as follows:

	2006		2005

		Weighted		Weighted
		Average		Average
	Value	Yield(1)	Value	Yield(1)
($ in millions)
Private finance loans and debt securities	$2,530.0	12.5%	$1,556.4	13.8%
CMBS and CDO portfolio	—	—	693.2	13.9%
Commercial mortgage loans	102.7	7.6%	89.7	6.4%

Total	$2,632.7	12.3%	$2,339.3	13.6%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     The private finance portfolio yield at March 31, 2006, of 12.5% as compared to the private finance portfolio yield of 13.8% at March 31, 2005, reflects the mix of debt investments in the private finance portfolio. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. See the discussion of the private finance portfolio yield above under the caption “Private Finance.”
      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income for the three months ended March 31, 2006 and 2005, included $0 and $2.0 million, respectively, of dividends from BLX on the Class B equity interests held by us, which were paid in cash.
      Loan Prepayment Premiums. Loan prepayment premiums were $5.3 million and $1.7 million for the three months ended March 31, 2006 and 2005, respectively. Loan prepayment premiums for the three months ended March 31, 2006, included $5.0 million related to the repayment of our subordinated debt in connection with the sale of our majority equity interest in Advantage. See “—Portfolio and Investment Activity” above for further discussion. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Fees and Other Income. Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, guarantees, and other services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the three months ended March 31, 2006 and 2005, included fees relating to the following:

	2006	2005
($ in millions)
Structuring and diligence	$11.0	$1.3
Transaction and other services provided to portfolio companies	0.1	1.2
Management, consulting and other services provided to portfolio companies and guaranty fees	5.7	4.8
Other income	—	1.0

Total fees and other income	$16.8	$8.3

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Structuring and diligence fees for the three months ended March 31, 2006, included structuring fees from Advantage Sales and Marketing, CR Brands, Hot Stuff Foods, and 3SI Security Systems totaling $8.1 million. Structuring and diligence fees may vary substantially from period to period based on the level of new investment originations and the market rates for these types of fees. Private finance investments funded were $795.9 million for the three months ended March 31, 2006, as compared to $168.2 million for the three months ended March 31, 2005.
      Management fees for the three months ended March 31, 2006, included $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. See “—Portfolio and Investment Activity” above for further discussion.
      Fees and other income related to the CMBS and CDO portfolio for the three months ended March 31, 2005, were $1.7 million. As noted above, we sold our CMBS and CDO portfolio on May 3, 2005.
      BLX and Advantage. BLX was our largest investment at value at March 31, 2006, and represented 7.9% of our total assets. Advantage and BLX were our largest investments at March 31, 2005, and together represented 19.5% of our total assets.
      Total interest and related portfolio income from these investments for the three months ended March 31, 2005 and 2006, was as follows:

	2006	2005
($ in millions)
Advantage(1)	$14.1	$9.2
BLX	$6.1	$7.8

(1)	Includes income from the period we held a majority equity interest only. See “—Portfolio and Investment Activity” above for further discussion.
     Operating Expenses. Operating expenses include interest, employee, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the three months ended March 31, 2006 and 2005, were primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and closing costs, at and for the three months ended March 31, 2006 and 2005, were as follows:

	At and for the
	Three Months Ended
	March 31,

	2006	2005
($ in millions)
Total outstanding debt	$1,274.2	$1,296.4
Average outstanding debt	$1,491.5	$1,125.0
Weighted average cost(1)	6.5%	6.4%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $0.2 million and $0.5 million for the three months ended March 31, 2006 and 2005, respectively.

      Employee Expense. Employee expenses for the three months ended March 31, 2006 and 2005, were as follows:

	2006	2005
($ in millions)
Salaries and employee benefits(1)	$17.3	$12.0
Individual performance award (IPA)	1.7	1.9
IPA mark to market expense (benefit)	1.0	0.1
Individual performance bonus (IPB)	1.4	1.5

Total employee expense	$21.4	$15.5

Number of employees at end of period	155	158

(1)	Salaries and employee benefits included accrued bonuses of $7.9 million and $3.7 million for the three months ended March 31, 2006 and 2005, respectively.
     The change in salaries and employee benefits reflects the effect of wage increases and the change in mix of employees given their area of responsibility and relevant experience level. Salaries and employee benefits expense has generally increased due to changes in the composition of our employee resources and compensation increases.
      The Individual Performance Award (IPA) is a long-term incentive compensation program for certain officers. The IPA, which is generally determined annually at the beginning of each year, is deposited into a deferred compensation trust generally in four equal installments, on a quarterly basis, in the form of cash. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.
      As a result of changes in regulation by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting talent in the private equity industry, the Compensation Committee and the Board of Directors determined that for 2005 and 2006 a portion of the IPA should be replaced with an individual performance bonus (IPB). The IPB is distributed in cash to award recipients in equal bi-weekly installments (beginning in February of each respective year) as long as the recipient remains employed by us.
      The Compensation Committee and the Board of Directors have determined the IPA and the IPB for 2006. We currently estimate the IPA and IPB to be approximately $8.1 million each; however, the Compensation Committee may adjust the IPA or IPB as needed, or make new awards as new officers are hired. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.
      In connection with our 2006 Annual Meeting of Stockholders, the stockholders approved the issuance of up to 2,500,000 shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under the Amended Stock Option Plan. Under the initiative, which has been reviewed and approved by our Board of Directors, all optionees who hold vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), would be offered the opportunity to receive cash and common stock in exchange for their voluntary cancellation of their vested stock options. The sum of the cash and common stock to be received by each optionee would equal the “in-the-money” value of the stock option cancelled. As part of this initiative, the Board of Directors is also considering the adoption of a target ownership structure that would establish minimum ownership levels for our senior officers and continue to further align the interests of our officers with those of our stockholders. Unlike the accounting treatment typically associated with a stock option exercise, the option cancellation payment (OCP) would be recorded as an expense for financial reporting purposes, and the expense may be significant. Based on the 13 million vested options outstanding and the market price of $30.50 of our stock on March 10, 2006, the expense related to the OCP would be approximately $106 million if all option holders choose to cancel all vested in-the-money options in exchange for the OCP. For income tax purposes, our tax expense resulting from the OCP would be similar to the tax expense that would result from an exercise of stock options in the market. Any tax deduction for us resulting from the OCP or an exercise of stock options in the market would be limited by Section 162(m) of the Code for persons subject to Section 162(m).
      Employee Stock Options Expense. In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement was effective January 1, 2006, and it applies to our stock option plan. Our stock options are typically granted with ratable vesting provisions, and we amortize the compensation cost over the service period. With respect to options granted prior to January 1, 2006, we have used the “modified prospective method” for adoption of the Statement. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the service period in the statement of operations beginning in 2006. With respect to options granted on or after January 1, 2006, compensation cost is recognized in the statement of operations over the service period. The effect of this adoption for the three months ended March 31, 2006, was employee-related stock option expense of $3.6 million, which included $3.4 million related to previously awarded options that were unvested as of January 1, 2006, and $0.2 million related to options granted during the three months ended March 31, 2006.
      We estimate that the stock option expense that will be recorded in our statement of operations under the Statement, will be approximately $14.3 million, $9.3 million, and $2.8 million for the years ended December 31, 2006, 2007, and 2008, respectively, which includes stock option expense related to options granted in the first quarter of 2006 of approximately $0.8 million, $0.5 million, and $0.2 million, respectively. This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant.
      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, stock record expenses, directors’ fees, and various other expenses. Administrative expenses for the three months ended March 31, 2006 and 2005, were as follows:

	2006	2005
($ in millions)
Administrative expenses, excluding investigation related costs	$8.6	$8.5
Investigation related costs	2.9	12.3

Total administrative expenses	$11.5	$20.8

      Investigation related costs include costs associated with requests for information in connection with two government investigations. These expenses remain difficult to predict. See “Legal Proceedings.”
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the three months ended March 31, 2006 and 2005, were as follows:

	2006	2005
($ in millions)
Income tax expense (benefit)	$0.5	$(0.3)
Excise tax expense	8.4	—

Income tax expense (benefit), including excise tax	$8.9	$(0.3)

      Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. In addition, our estimated annual taxable income for 2006 currently exceeds our estimated dividend distributions to shareholders from such taxable income in 2006, and such estimated excess taxable income will be distributed in 2007. Therefore, we will be required to pay a 4% excise tax on the excess of 98% of our taxable income over the amount of actual distributions from such taxable income. Accordingly, we have accrued an estimated excise tax of $8.4 million for the three months ended March 31, 2006, based upon our estimated excess taxable income earned for that period. See “Financial Condition, Liquidity and Capital Resources.”
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the three months ended March 31, 2006 and 2005, were as follows:

	For the Three
	Months Ended
	March 31,

	2006	2005
($ in millions)
Realized gains	$436.5	$14.7
Realized losses	(3.7)	(4.4)

Net realized gains	$432.8	$10.3

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the three months ended March 31, 2006 and 2005, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	For the Three
	Months Ended
	March 31,

($ in millions)	2006	2005

Reversal of previously recorded unrealized appreciation associated with realized gains	$(393.6)	$(9.9)
Reversal of previously recorded unrealized depreciation associated with realized losses	2.7	4.8

Total reversal	$(390.9)	$(5.1)

      Realized gains for the three months ended March 31, 2006 and 2005, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Advantage Sales & Marketing, Inc.	$433.1
Nobel Learning Communities, Inc.	1.5
The Debt Exchange Inc.	1.1
Other	0.2

Total private finance	435.9

Commercial Real Estate:
Other	0.6

Total commercial real estate	0.6

Total gross realized gains	$436.5

2005

Portfolio Company	Amount

Private Finance:
Polaris Pool Systems, Inc.	$7.4
U.S. Security Holdings, Inc.	3.3
Oriental Trading Company, Inc.	1.0
Woodstream Corporation	0.9
DCS Business Services, Inc.	0.7
Other	0.9

Total private finance	14.2

Commercial Real Estate:
Other	0.5

Total commercial real estate	0.5

Total gross realized gains	$14.7

      Realized losses for the three months ended March 31, 2006 and 2005, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Aspen Pet Products, Inc.	$1.5
Nobel Learning Communities, Inc.	1.4
Other	0.5

Total private finance	3.4

Commercial Real Estate:
Other	0.3

Total commercial real estate	0.3

Total gross realized losses	$3.7

2005

Portfolio Company	Amount

Private Finance:
Alderwoods Group, Inc.	$0.8
Other	0.3

Total private finance	1.1

Commercial Real Estate:
Other	3.3

Total commercial real estate	3.3

Total gross realized losses	$4.4

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of

Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At March 31, 2006, and December 31, 2005, portfolio investments recorded at fair value were approximately 90% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we have invested in illiquid securities including debt and equity securities of companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.
      We will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.
      For the three months ended March 31, 2006 and 2005, we received third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin (Houlihan Lokey) for our private finance portfolio as follows:

	2006	2005

Number of private finance portfolio companies reviewed:
Duff & Phelps(1)	76	35
Houlihan Lokey	2	1

Total number of private finance portfolio companies reviewed	78	36

Percentage of private finance portfolio reviewed at value:
Duff & Phelps(1)	82.2%	59.6%
Houlihan Lokey	4.8%	14.9%

Percentage of private finance portfolio reviewed at value	87.0%	74.5%

(1)	During the third quarter of 2005, S&P Corporate Value Consulting merged with Duff & Phelps, LLC, a financial advisory and investment banking firm. The merged company operates under the name of Duff & Phelps, LLC.
     Professional fees for third-party valuation assistance were $1.4 million for the year ended December 31, 2005, and are estimated to be approximately $1.5 million for 2006.
      Valuation Methodology — CMBS Bonds and CDO and CLO Bonds and Preferred Shares/Income Notes (“CMBS/CDO/CLO Assets”). CMBS/CDO/CLO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CMBS/CDO/CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each bond ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the bonds. We determine the fair value of our CMBS/CDO/CLO Assets on an individual security-by-security basis. When we sold a group of these real estate related assets in a pool in one or more transactions, the total value received for that pool was generally different than the sum of the fair values of the individual bonds or preferred shares/income notes.

      Net Change in Unrealized Appreciation or Depreciation. Net change in unrealized appreciation or depreciation for the three months ended March 31, 2006 and 2005, consisted of the following:

	2006(1)	2005(1)
($ in millions)
Net unrealized appreciation or depreciation	$16.4	$75.7
Reversal of previously recorded unrealized appreciation associated with realized gains	(393.6)	(9.9)
Reversal of previously recorded unrealized depreciation associated with realized losses	2.7	4.8

Net change in unrealized appreciation or depreciation	$(374.5)	$70.6

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.
     At March 31, 2006, our largest investment was in BLX. The following is a summary of the methodology that we used to determine the fair value of this investment.
      Business Loan Express, LLC. To determine the value of our investment in BLX at March 31, 2006, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We received valuation assistance from Duff & Phelps for our investment in BLX at March 31, 2006, and December 31, 2005.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at March 31, 2006, was made up of CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2005.
      Our investment in BLX at March 31, 2006, was valued at $326.2 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $35.0 million at March 31, 2006. We decreased unrealized appreciation in the first quarter of 2006 by $22.7 million from December 31, 2005. This decrease resulted from a reduction in enterprise value at March 31, 2006, of approximately 4% as compared to the enterprise value at December 31, 2005. BLX has experienced higher loan prepayments in recent months, which BLX management believes is due to a robust economy and increased competition from banks, and as a result, BLX management has scaled back their projected loan originations as a result of this more competitive lending environment.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 141.7 million and 135.6 million for the three months ended March 31, 2006 and 2005, respectively.

Comparison of the Years Ended December 31, 2005, 2004, and 2003
      The following table summarizes our operating results for the years ended December 31, 2005, 2004, and 2003.

				Percent				Percent
	2005	2004	Change	Change	2004	2003	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$317,153	$319,642	$(2,489)	(1)%	$319,642	$290,719	$28,923	10%
Loan prepayment premiums	6,250	5,502	748	14%	5,502	8,172	(2,670)	(33)%
Fees and other income	50,749	41,946	8,803	21%	41,946	30,338	11,608	38%

Total interest and related portfolio income	374,152	367,090	7,062	2%	367,090	329,229	37,861	11%

Expenses
Interest	76,798	75,650	1,148	2%	75,650	77,233	(1,583)	(2)%
Employee	78,300	53,739	24,561	46%	53,739	36,945	16,794	45%
Administrative	70,267	34,686	35,581	103%	34,686	22,387	12,299	55%

Total operating expenses	225,365	164,075	61,290	37%	164,075	136,565	27,510	20%

Net investment income before income taxes	148,787	203,015	(54,228)	(27)%	203,015	192,664	10,351	5%
Income tax expense (benefit), including excise tax	11,561	2,057	9,504	**	2,057	(2,466)	4,523	**

Net investment income	137,226	200,958	(63,732)	(32)%	200,958	195,130	5,828	3%

Net Realized and Unrealized Gains (Losses)
Net realized gains	273,496	117,240	156,256	133%	117,240	75,347	41,893	56%
Net change in unrealized appreciation or depreciation	462,092	(68,712)	530,804	*	(68,712)	(78,466)	9,754	*

Total net gains (losses)	735,588	48,528	687,060	*	48,528	(3,119)	51,647	*

Net income	$872,814	$249,486	$623,328	250%	$249,486	$192,011	$57,475	30%

Diluted earnings per common share	$6.36	$1.88	$4.48	238%	$1.88	$1.62	$0.26	16%

Weighted average common shares outstanding — diluted	137,274	132,458	4,816	4%	132,458	118,351	14,107	12%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year.

**	Percentage change is not meaningful.
     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums, and fees and other income.

      Interest and dividend income for the years ended December 31, 2005, 2004, and 2003, was composed of the following:

	2005	2004	2003
($ in millions)
Interest
Private finance loans and debt securities	$251.0	$195.2	$177.3
CMBS and CDO portfolio	29.4	93.3	86.2
Commercial mortgage loans	7.6	9.4	9.0
Cash and cash equivalents and other	9.4	3.1	2.8

Total interest	297.4	301.0	275.3
Dividends	19.8	18.6	15.4

Total interest and dividends	$317.2	$319.6	$290.7

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio at value and the weighted average yield on the interest-bearing investments in the portfolio at December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Interest-bearing portfolio at value	$2,211.4	$2,301.2	$1,891.9
Portfolio yield	12.8%	14.0%	14.7%
      We sold our CMBS and CDO portfolio on May 3, 2005. As a result of this transaction, our interest income for the year ended December 31, 2005, was reduced due to the loss of interest from the portfolio sold (net of interest income earned on short-term excess cash investments). The CMBS and CDO portfolio sold on May 3, 2005, had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. Excess cash proceeds from the sale that were not used for the repayment of debt or other general corporate purposes were held in cash and money market securities until the cash was reinvested in the portfolio.
      The portfolio yield at December 31, 2005, of 12.8% as compared to the portfolio yield of 14.0% and 14.7% at December 31, 2004 and 2003, respectively, reflects the sale of the CMBS and CDO portfolio on May 3, 2005, as well as the mix of debt investments in the private finance portfolio. See the discussion of the private finance portfolio yield above under the caption “Private Finance.”
      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income included dividends from BLX on the Class B equity interests held by us of $14.0 million, $14.8 million, and $7.8 million for the years ended December 31, 2005, 2004, and 2003, respectively. For the year ended December 31, 2005, $12.0 million of these dividends were paid in cash and $2.0 million of these dividends were paid through the issuance of additional Class B equity interests. For the years ended December 31, 2004 and 2003, these dividends were paid through the issuance of additional Class B equity interests.
      Loan prepayment premiums were $6.3 million, $5.5 million, and $8.2 million for the years ended December 31, 2005, 2004, and 2003, respectively. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, guarantees, and other services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the years ended December 31, 2005, 2004, and 2003, included fees relating to the following:

	2005	2004	2003
($ in millions)
Structuring and diligence	$24.6	$18.4	$6.1
Transaction and other services provided to portfolio companies	2.9	3.2	4.5
Management, consulting and other services provided to portfolio companies and guaranty fees	20.8	17.4	18.7
Other income	2.4	2.9	1.0

Total fees and other income	$50.7	$41.9	$30.3

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.
      Fees and other income for the year ended December 31, 2005, included structuring fees from Norwesco, Inc., Callidus Capital Corporation, Triax Holdings, LLC, and Meineke Car Care Centers, Inc. totaling $9.4 million. Fees and other income for the year ended December 31, 2004, included structuring fees from Advantage, Financial Pacific Company, Mercury Air Centers, Inc. and Insight Pharmaceutical Corporation totaling $10.0 million.
      Fees and other income related to the CMBS and CDO portfolio were $4.1 million, $6.2 million, and $2.8 million for the years ended December 31, 2005, 2004, and 2003, respectively.
      Advantage and BLX were our largest investments at value at December 31, 2005 and 2004, and together represented 25.3% and 19.0%, of our total assets, respectively. BLX and

Hillman were our largest portfolio investments at December 31, 2003, and together represented 19.1% of our total assets at December 31, 2003.
      Total interest and related portfolio income from these investments for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
($ in millions)
Advantage(1)(2)	$37.4	$21.3	$—
BLX	$37.5	$50.0	$46.7
Hillman(1)	$—	$2.5	$9.7

(1)	Includes income from our controlled investments only.

(2)	In March 2006, we sold our majority interest in Advantage. See “Management Discussion and Analysis” above.
     Operating Expenses. Operating expenses include interest, employee, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the years ended December 31, 2005, 2004, and 2003, were primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and closing costs, at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Total outstanding debt	$1,284.8	$1,176.6	$954.2
Average outstanding debt	$1,087.1	$985.6	$943.5
Weighted average cost(1)	6.5%	6.6%	7.5%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $1.4 million, $5.2 million, and $5.9 million for the years ended December 31, 2005, 2004, and 2003, respectively.
      Employee Expense. Employee expenses for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Salaries and employee benefits	$57.3	$40.7	$28.3
Individual performance award (IPA)	7.0	13.4	—
IPA mark to market expense (benefit)	2.0	(0.4)	—
Individual performance bonus (IPB)	6.9	—	—
Transition compensation, net	5.1	—	—
Retention award	—	—	8.6

Total employee expense	$78.3	$53.7	$36.9

Number of employees at end of period	131	162	125
      The change in salaries and employee benefits reflects the effect of wage increases, the change in mix of employees given their area of responsibility and relevant experience level, and the termination of certain employees in our commercial real estate group as discussed below. Salaries and employee benefits expense has generally increased due to changes in the composition of our employee resources and compensation increases.
      Transition compensation costs were $5.1 million for the year ended December 31, 2005, including $3.1 million of costs under retention agreements and $3.1 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Transition compensation costs of $5.1 million for the year ended December 31, 2005, reflect a reduction for salary reimbursements from CWCapital under the transition services agreement of $1.1 million. See the caption “Commercial Real Estate Finance” above for additional information.
      Employee expense, excluding transition compensation, related to the 31 employees in our commercial real estate group who terminated employment in the third quarter of 2005 as a result of the sale of our CMBS and CDO portfolio, was $4.5 million, $6.8 million, and $3.4 million for the years ended December 31, 2005, 2004, and 2003, respectively.
      The Individual Performance Award (IPA) is a long-term incentive compensation program for certain officers. The IPA, which is generally determined annually at the beginning of each year, is deposited into a deferred compensation trust generally in four equal installments, on a quarterly basis, in the form of cash. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.
      As a result of changes in regulation by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting talent in the private equity industry, the Compensation Committee and the Board of Directors have determined for 2005 and 2006 that a portion of the IPA should be replaced with an individual performance bonus (IPB). The IPB is distributed in cash to award recipients in equal bi-weekly installments (beginning in February of each respective year) as long as the recipient remains employed by us.
      The Compensation Committee and the Board of Directors have determined the IPA and the IPB for 2006 and they are currently estimated to be approximately $8.1 million each; however, the Compensation Committee may adjust the IPA or IPB as needed, or make new awards as new officers are hired. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.

      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, stock record expenses, directors’ fees, and various other expenses. Administrative expenses for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Administrative expenses, excluding investigation related costs	$33.9	$30.1	$22.4
Investigation related costs	36.4	4.6	—

Total administrative expenses	$70.3	$34.7	$22.4

      The increase in administrative expenses, excluding investigation related costs, for the year ended December 31, 2005, over the year ended December 31, 2004, was primarily due to increased expenses related to evaluating potential new investments of $2.0 million, accounting fees of $0.8 million, recruiting and employee training costs of $0.6 million, and valuation assistance fees of $0.5 million, offset by a decrease in expenses related to a decline in portfolio workout expenses of $0.6 million.
      Administrative expenses, excluding investigation related costs, were $30.1 million for the year ended December 31, 2004, a $7.7 million increase over administrative expenses of $22.4 million for the year ended December 31, 2003. The increase in expenses primarily resulted from:

•	a net increase in accounting, consulting, and other fees of $1.7 million. This increase is primarily attributable to fees associated with the implementation of the requirements under the Sarbanes-Oxley Act of 2002 (including Section 404) and valuation assistance,

•	an increase in deal costs related to evaluating potential new investments of $1.6 million. Costs related to mezzanine lending are generally paid by the borrower, however, costs related to buyout investments are generally funded by us. Accordingly, if a prospective deal does not close, we incur expenses that are not recoverable,

•	an increase in expenses related to portfolio development and workout activities of $1.5 million,

•	an increase in rent of $1.4 million associated with the opening of an office in Los Angeles, CA and expanding our office space in Chicago, IL and New York, NY, and

•	an increase in other expenses, including stock record expense, insurance premiums and directors’ fees of $1.1 million, and travel expenses of $0.8 million.

      In addition, administrative expenses for the years ended December 31, 2005 and 2004, included costs associated with requests for information in connection with two government investigations. These expenses remain difficult to predict. See “Legal Proceedings.”
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Income tax expense (benefit)	$5.4	$1.1	$(2.5)
Excise tax expense	6.2	1.0	—

Income tax expense (benefit), including excise tax	$11.6	$2.1	$(2.5)

      Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. In addition, our estimated annual taxable income for 2005 exceeded our dividend distributions to shareholders for 2005 from such taxable income, and such estimated excess taxable income will be distributed in 2006. Therefore, we will be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2005 over the amount of actual distributions for 2005. Accordingly, we accrued an estimated excise tax of $6.2 million for the year ended December 31, 2005, based upon our year-end estimate of annual taxable income for 2005. See “Financial Condition, Liquidity and Capital Resources.”
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Realized gains	$343.1	$267.7	$94.3
Realized losses	(69.6)	(150.5)	(19.0)

Net realized gains	$273.5	$117.2	$75.3

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2005, 2004, and 2003, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	2005(1)	2004	2003
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(108.0)	$(210.5)	$(78.5)
Reversal of previously recorded net unrealized depreciation associated with realized losses	68.0	151.8	20.3

Total reversal	$(40.0)	$(58.7)	$(58.2)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

     Realized gains for the years ended December 31, 2005, 2004, and 2003, were as follows:
($ in millions)

2005

Portfolio Company	Amount

Private Finance:
Housecall Medical Resources, Inc.	$53.7
Fairchild Industrial Products Company	16.2
Apogen Technologies Inc.	9.0
Polaris Pool Systems, Inc.	7.4
MasterPlan, Inc.	3.7
U.S. Security Holdings, Inc.	3.3
Ginsey Industries, Inc.	2.8
E-Talk Corporation	1.6
Professional Paint, Inc.	1.6
Oriental Trading Company, Inc.	1.0
Woodstream Corporation	0.9
Impact Innovations Group, LLC	0.8
DCS Business Services, Inc.	0.7
Other	3.4

Total private finance	106.1

Commercial Real Estate:
CMBS/CDO assets, net(1)	227.7
Other	9.3

Total commercial real estate	237.0

Total gross realized gains	$343.1

2004

Portfolio Company	Amount

Private Finance:
The Hillman Companies, Inc.	$150.3
CorrFlex Graphics, LLC	25.7
Professional Paint, Inc.	13.7
Impact Innovations Group, LLC	11.1
The Hartz Mountain Corporation	8.3
Housecall Medical Resources, Inc.	7.2
International Fiber Corporation	5.2
CBA-Mezzanine Capital Finance, LLC	4.1
United Pet Group, Inc.	3.8
Oahu Waste Services, Inc.	2.8
Grant Broadcasting Systems II	2.7
Matrics, Inc.	2.1
SmartMail, LLC	2.1
Other	7.6

Total private finance	246.7

Commercial Real Estate:
CMBS/CDO assets, net(1)	17.4
Other	3.6

Total commercial real estate	21.0

Total gross realized gains	$267.7

2003

Portfolio Company	Amount

Private Finance:
Blue Rhino Corporation	$12.6
CyberRep	9.6
Morton Grove Pharmaceuticals, Inc.	8.5
Warn Industries, Inc.	8.0
Woodstream Corporation	6.6
Kirkland’s Inc.	3.0
Julius Koch USA, Inc.	2.8
GC-Sun Holdings II, LP	2.5
Interline Brands, Inc.	1.7
WyoTech Acquisition Corporation	1.3
Advantage Mayer, Inc.	1.2
Other	3.2

Total private finance	61.0

Commercial Real Estate:
CMBS/CDO assets, net(1)	31.6
Other	1.7

Total commercial real estate	33.3

Total gross realized gains	$94.3

(1)	Net of net realized losses from related hedges of $0.7 million, $3.8 million, and $2.9 million for the years ended December 31, 2005, 2004, and 2003, respectively.
     Realized losses for the years ended December 31, 2005, 2004, and 2003, were as follows:
($ in millions)

2005

Portfolio Company	Amount

Private Finance:
Norstan Apparel Shops, Inc.	$18.5
Acme Paging, L.P.	13.8
E-Talk Corporation	9.0
Garden Ridge Corporation	7.1
HealthASPex, Inc.	3.5
MortgageRamp, Inc.	3.5
Maui Body Works, Inc.	2.7
Packaging Advantage Corporation	2.2
Other	3.7

Total private finance	64.0

Commercial Real Estate:
Other	5.6

Total commercial real estate	5.6

Total gross realized losses	$69.6

2004

Portfolio Company	Amount

Private Finance:
American Healthcare Services, Inc.	$32.9
The Color Factory, Inc.	24.5
Executive Greetings, Inc.	19.3
Sydran Food Services II, L.P.	18.2
Ace Products, Inc.	17.6
Prosperco Finanz Holding AG	7.5
Logic Bay Corporation	5.0
Sun States Refrigerated Services, Inc.	4.7
Chickasaw Sales & Marketing, Inc.	3.8
Sure-Tel, Inc.	2.3
Liberty-Pittsburgh Systems, Inc.	2.0
EDM Consulting, LLC	1.9
Pico Products, Inc.	1.7
Impact Innovations Group, LLC	1.7
Interline Brands, Inc.	1.3
Startec Global Communications Corporation	1.1
Other	2.7

Total private finance	148.2

Commercial Real Estate:
Other	2.3

Total commercial real estate	2.3

Total gross realized losses	$150.5

2003

Portfolio Company	Amount

Private Finance:
Allied Office Products, Inc.	$7.7
Candlewood Hotel Company	2.7
North American Archery, LLC	2.1
Other	0.5

Total private finance	13.0

Commercial Real Estate:
Other	6.0

Total commercial real estate	6.0

Total gross realized losses	$19.0

      Change in Unrealized Appreciation or Depreciation. For a discussion of our fair value methodology, see “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of Three Months Ended March 31, 2006 and 2005.”
      Private Finance. For the years ended December 31, 2005 and 2004, we received third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin (Houlihan Lokey) for our private finance portfolio as follows:

	2005				2004

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Number of private finance portfolio companies reviewed:
Duff & Phelps(1)	35	72	88	78	22	33	28	22
Houlihan Lokey(2)	1	1	3	3	—	—	—	—

Total number of private finance portfolio companies reviewed (3)	36	72	89	80	22	33	28	22

Percentage of private finance portfolio reviewed at value:
Duff & Phelps(1)	59.6%	83.0%	86.6%	87.9%	19.9%	21.6%	26.6%	42.2%
Houlihan Lokey(2)	14.9%	14.9%	18.9%	23.5%	—	—	—	—

Percentage of private finance portfolio reviewed at value (3)	74.5%	83.0%	89.3%	92.4%	19.9%	21.6%	26.6%	42.2%

(1)	During the third quarter of 2005, S&P Corporate Value Consulting merged with Duff & Phelps, LLC, a financial advisory and investment banking firm. The merged company operates under the name of Duff & Phelps, LLC.

(2)	Houlihan Lokey was initially engaged in the first quarter of 2005.

(3)	Duff & Phelps and Houlihan Lokey both reviewed Advantage Sales & Marketing, Inc. in Q2, Q3 and Q4 2005. In addition, Duff & Phelps and Houlihan Lokey both reviewed one other portfolio company in Q3 2005.
     Professional fees for third-party valuation assistance for the years ended December 31, 2005 and 2004, were $1.4 million and $0.9 million, respectively.

      Net Change in Unrealized Appreciation or Depreciation. For the portfolio, net change in unrealized appreciation or depreciation for the years ended December 31, 2005, 2004, and 2003, consisted of the following:

	2005(1)	2004(1)	2003(1)
($ in millions)
Net unrealized appreciation or depreciation	$502.1	$(10.0)	$(20.3)
Reversal of previously recorded unrealized appreciation associated with realized gains	(108.0)	(210.5)	(78.5)
Reversal of previously recorded unrealized depreciation associated with realized losses	68.0	151.8	20.3

Net change in unrealized appreciation or depreciation	$462.1	$(68.7)	$(78.5)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from year to year. As a result, annual comparisons may not be meaningful.
     At December 31, 2005, our two largest investments were in Advantage and BLX. The following is a summary of the methodology that we used to determine the fair value of these investments.
      Advantage Sales & Marketing, Inc. On March 2, 2006, a definitive agreement was signed to sell our majority equity interest in Advantage that indicated an enterprise value of approximately $1.05 billion. See “— Portfolio and Investment Activity” above. At December 31, 2005, we estimated the enterprise value of Advantage to be $1.02 billion given that the closing of the transaction was subject to certain closing conditions and the sales price was subject to pre- and post-closing adjustments and certain holdback provisions. Using the enterprise value at December 31, 2005, we determined the value of our investments in Advantage to be $660.4 million, which resulted in unrealized appreciation on our investment of $402.7 million at December 31, 2005. This was an increase in unrealized appreciation in the fourth quarter of 2005 of $224.9 million and an increase of $378.4 million for the year ended December 31, 2005. Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Advantage of $24.3 million for the year ended December 31, 2004. Both Houlihan Lokey and Duff & Phelps assisted us by reviewing our valuation of our investment in Advantage at December 31, 2005. Duff & Phelps also assisted us by reviewing our valuation of our investment in Advantage at December 31, 2004.
      Business Loan Express, LLC. To determine the value of our investment in BLX at December 31, 2005, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We received valuation assistance from Duff & Phelps for our investment in BLX at December 31, 2005 and 2004.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at December 31, 2005, was made up of CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation. The December 31, 2004, comparable group included CapitalSource, Inc., however, it has been excluded from the December 31, 2005, comparable group as it elected REIT status and no longer trades as a commercial finance company. The remaining comparable group for December 31, 2005, is consistent with the comparable group at December 31, 2004.
      Our investment in BLX at December 31, 2005, was valued at $357.1 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $57.7 million at December 31, 2005. Net change in unrealized appreciation or depreciation included a net increase in net unrealized appreciation of $2.9 million for the year ended December 31, 2005, a net decrease in unrealized appreciation of $32.3 million for the year ended December 31, 2004, and a net increase in unrealized appreciation of $51.7 million for the year ended December 31, 2003.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 137.3 million, 132.5 million, and 118.4 million for the years ended December 31, 2005, 2004, and 2003, respectively.
OTHER MATTERS
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferment of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. See “Financial Condition, Liquidity and Capital Resources” below.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income;

(3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
      Our portfolio has historically generated cash flow from which we pay dividends to shareholders and fund new investment activity. Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
($ in millions)
Net cash provided by (used in) operating activities	$116.0	$(179.3)	$80.3
Add: portfolio investments funded	1,668.1	1,472.4	930.6

Total cash provided by operating activities before new investments	$1,784.1	$1,293.1	$1,010.9

      From the cash provided by operating activities before new investments, we make new portfolio investments, fund our operating activities, and pay dividends to shareholders. We also raise new debt and equity capital from time to time in order to fund our investments and operations.
      Dividends to common shareholders for the three months ended March 31, 2006, and for the years ended December 31, 2005, 2004, and 2003, were $82.5 million, $314.5 million, $299.3 million, and $267.8 million, respectively. Total regular quarterly dividends were $0.59 per common share for the first quarter of 2006, and $2.30, $2.28, and $2.28 per common share for the years ended December 31, 2005, 2004, and 2003, respectively. An extra cash dividend of $0.03 and $0.02 per common share was declared during 2005 and 2004, respectively, and was paid to shareholders on January 27, 2006, and January 28, 2005, respectively.
      The Board of Directors has declared a dividend of $0.60 per common share for the second quarter of 2006.
      Dividends are generally determined based upon an estimate of annual taxable income and the amount of taxable income carried over from the prior year for distribution in the current year. Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. As discussed above, taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared based upon our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. Excess taxable income carried over and paid out in the next year may be subject to a 4% excise tax. See “Other Matters — Regulated Investment Company Status” above. We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend. We currently estimate that the taxable income carried over from 2005 for distribution to shareholders in 2006 is $163.8 million. However, our taxable income for 2005 is an estimate and will not be finally determined until we file our 2005 tax return in September 2006, and therefore, the amount of excess taxable income carried over from 2005 into 2006 may be different from this estimate.
      We currently expect that our estimated annual taxable income for 2006 will be in excess of our estimated dividend distributions to shareholders in 2006 from such taxable income, and, therefore, we expect to carry over excess taxable income for distribution to shareholders in 2007. We expect that we will generally be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2006 over the amount of actual distributions from such taxable income in 2006. Accordingly, for the three months ended March 31, 2006, we have accrued an excise tax of $8.4 million. Excise taxes are accrued based upon estimated excess taxable income as estimated taxable income is earned, therefore, the excise tax accrued to date in 2006 may be adjusted as appropriate in the remainder of 2006 to reflect changes in our estimate of the carry over amount and additional excise tax may be accrued during the remainder of 2006 as additional excess taxable income is earned, if any. Our ability to earn the estimated annual taxable income for 2006 depends on many factors, including our ability to make new investments at attractive yields, the level of repayments in the portfolio, the realization of gains or losses from portfolio exits, and the level of operating expenses incurred. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Risk Factors” and Note 10, “Dividends and Distributions and Excise Taxes” of our Notes to Consolidated Financial Statements.
      Because we are a regulated investment company, we distribute our taxable income and, therefore, from time to time we will raise new debt or equity capital in order to fund our investments and operations.

Liquidity and Capital Resources
      At March 31, 2006, and December 31, 2005 and 2004, our liquidity portfolio (see below), cash and investments in money market securities, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2006	2005	2004

Liquidity portfolio (including money market securities: 2006-$101.1; 2005-$100.0; 2004-$0)	$202.4	$200.3	$—
Cash and investments in money market securities (including money market securities: 2006-$38.7; 2005-$22.0; 2004-$0)	$43.5	$53.3	$57.2
Total assets	$4,121.2	$4,025.9	$3,261.0
Total debt outstanding	$1,274.2	$1,284.8	$1,176.6
Total shareholders’ equity	$2,729.8	$2,620.5	$1,979.8
Debt to equity ratio	0.47	0.49	0.59
Asset coverage ratio(1)	317%	309%	280%

(1)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
     We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.70:1.00 because we believe that it is prudent to operate with a larger equity capital base and less leverage.
      During the fourth quarter of 2005, we established a liquidity portfolio that is composed of money market securities and U.S. Treasury bills. At March 31, 2006, the value and yield of the money market securities were $101.1 million and 4.6%, respectively, and were held in money market funds. The value and yield of the Treasury bills were $101.3 million and 4.2%, respectively, at March 31, 2006. The Treasury bills are due in June 2006. The liquidity portfolio was established to provide a pool of liquid assets within our balance sheet. Our investment portfolio is primarily composed of private, illiquid assets for which there is no readily available market. Our liquidity was reduced when we sold our portfolio of CMBS assets in May 2005, particularly BB rated bonds, which were generally more liquid than assets in our private finance portfolio. Given the level of taxable income that we estimate has been carried over from 2005 for distribution in 2006, we established the liquidity portfolio to provide a liquid resource from which to distribute this excess taxable income. We will assess the amount held in and the composition of the liquidity portfolio throughout the year.
      We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      During the three months ended March 31, 2006, we sold equity of $83.0 million. We did not sell new equity in a public offering during the year ended December 31, 2005. For the years ended December 31, 2004 and 2003, we sold equity of $73.5 million and $422.9 million, respectively. In addition, shareholders’ equity increased by $7.7 million,

$77.5 million, $51.3 million, and $21.2 million through the exercise of employee options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the three months ended March 31, 2006, and for the years ended December 31, 2005, 2004, and 2003, respectively.
      We employ an asset-liability management approach that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $641.8 million on March 31, 2006. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate investment portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.
      At March 31, 2006, and December 31, 2005, we had outstanding debt as follows:

	2006					2005

					Annual					Annual
					Return to					Return to
			Annual		Cover			Annual		Cover
	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest
	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)
($ in millions)
Notes payable and debentures:
Unsecured notes payable	$1,164.7	$1,164.7	6.2%		1.8%	$1,164.5	$1,164.5	6.2%		1.8%
SBA debentures	16.5	16.5	7.4%		0.0%	28.5	28.5	7.5%		0.1%

Total notes payable and debentures	1,181.2	1,181.2	6.2%		1.8%	1,193.0	1,193.0	6.3%		1.9%
Revolving line of credit	772.5	93.0	6.2	%(2)	0.2%	772.5	91.8	5.6	%(3)	0.2%

Total debt	$1,953.7	$1,274.2	6.5	%(3)	2.0%	$1,965.5	$1,284.8	6.5	%(4)	2.1%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual portfolio return to cover interest payments is calculated as the March 31, 2006, and December 31, 2005, annualized cost of debt per class of financing outstanding divided by total assets at March 31, 2006, and December 31, 2005.

(3)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees and other facility fees of $3.3 million at both March 31, 2006, and December 31, 2005.

(4)	The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.
     Unsecured Notes Payable. We have issued unsecured long-term notes to institutional investors, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2006 and generally have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity.
      On October 13, 2005, we issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five-and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as our existing unsecured long-term notes. We used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of our existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%. During the second quarter of 2005, we repaid $40.0 million of the unsecured notes payable.

      On May 1, 2006, we issued $50 million of seven-year, unsecured notes with a fixed interest rate of 6.75%. This debt matures in May 2013. The proceeds from the issuance of the notes were used to repay $25 million of 7.49% unsecured long-term notes that matured on May 1, 2006, with the remainder being used to fund new portfolio investments and for general corporate purposes.
      Small Business Administration Debentures. Through our small business investment company subsidiary, we have debentures payable to the Small Business Administration (SBA) with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. During the years ended December 31, 2005 and 2004, we repaid $49.0 million and $17.0 million, respectively, of this outstanding debt and we repaid $12.0 million during the first quarter of 2006. Under the small business investment company program, we may borrow up to $124.4 million from the SBA. We currently do not have plans to borrow additional amounts from the SBA.
      Revolving Line of Credit. At March 31, 2006, we had an unsecured revolving line of credit with a committed amount of $772.5 million. Effective May 22, 2006, we expanded the committed amount under the facility by $150.0 million, which brought the total committed amount to $922.5 million. The facility is now fully committed. The revolving line of credit expires on September 30, 2008.
      On May 11, 2006, we amended the terms of the revolving credit facility related to interest rates and certain reporting requirements. The interest rate spread was reduced from 1.30% to 1.05%. The revolving line of credit now generally bears interest at a rate equal to (i) LIBOR (for the period we select) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit continues to require the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. All principal is due upon maturity.
      At March 31, 2006, there was $93.0 million outstanding on our unsecured revolving line of credit. The amount available under the line at March 31, 2006, was $641.8 million, net of amounts committed for standby letters of credit of $37.7 million. Net borrowings under the revolving line of credit for the three months ended March 31, 2006, were $1.3 million.
      We have various financial and operating covenants required by the revolving line of credit and notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of our assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Our credit facilities also limit our ability to declare dividends if we default under certain provisions. As of March 31, 2006, and December 31, 2005, we were in compliance with these covenants.

      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of March 31, 2006.

		Payments Due By Year

							After
	Total	2006	2007	2008	2009	2010	2010
($ in millions)
Notes payable and debentures:
Unsecured long-term notes payable	$1,164.7	$175.0	$—	$153.0	$267.2	$408.0	$161.5
SBA debentures	16.5	—	—	—	—	—	16.5
Revolving line of credit(1)	93.0	—	—	93.0	—	—	—
Operating leases	27.9	3.3	4.4	4.5	4.7	4.4	6.6

Total contractual obligations	$1,302.1	$178.3	$4.4	$250.5	$271.9	$412.4	$184.6

(1)	At March 31, 2006, $641.8 million remained unused and available, net of amounts committed for standby letters of credit of $37.7 million issued under the credit facility.
Off-Balance Sheet Arrangements
      The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of March 31, 2006.

		Amount of Commitment Expiration Per Year

							After
	Total	2006	2007	2008	2009	2010	2010
($ in millions)
Guarantees	$154.0	$1.3	$0.6	$3.0	$143.6	$—	$5.5
Standby letters of credit(1)	37.7	0.1	—	37.6	—	—	—

Total commitments	$191.7	$1.4	$0.6	$40.6	$143.6	$—	$5.5

(1)	Standby letters of credit are issued under our revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in September 2008.
     In addition, we had outstanding commitments to fund investments totaling $329.9 million at March 31, 2006. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.
CRITICAL ACCOUNTING POLICIES
      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. Our investments may be subject to certain restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/ or our equity security has appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.
        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than our cost basis.
      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status that are classified as Grade 4 or 5 assets under our internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.

      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
      Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”). CDO and CLO bonds and preferred shares/income notes (“CDO/ CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on its CDO/ CLO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. We determine the fair value of its CDO/ CLO Assets on an individual security-by-security basis.
      We recognize income from the amortization of original issue discount using the effective interest method using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CDO/ CLO Assets from the date the estimated yield was changed.
      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized, the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.
      Fee Income. Fee income includes fees for guarantees and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

SENIOR SECURITIES
      Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2005, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable
1996	$0	$0	$—	N/A
1997	0	0	—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
2004	981,368,000	2,801	—	N/A
2005	1,164,540,000	3,086	—	N/A
2006 (as of March 31, unaudited)	1,164,745,000	3,170	—	N/A
Small Business Administration Debentures (5)
1996	$61,300,000	$2,485	$—	N/A
1997	54,300,000	2,215	—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A
2004	77,500,000	2,801	—	N/A
2005	28,500,000	3,086	—	N/A
2006 (as of March 31, unaudited)	16,500,000	3,170	—	N/A

Overseas Private Investment Corporation Loan
1996	$8,700,000	$2,485	$—	N/A
1997	8,700,000	2,215	—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A
2004	5,700,000	2,801	—	N/A
2005	0	0	—	N/A
2006 (as of March 31, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Revolving Lines of Credit
1996	$45,099,000	$2,485	$—	N/A
1997	38,842,000	2,215	—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A
2004	112,000,000	2,801	—	N/A
2005	91,750,000	3,086	—	N/A
2006 (as of March 31, unaudited)	93,000,000	3,170	—	N/A

Auction Rate Reset Note
1996	$0	$0	$—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006 (as of March 31, unaudited)	0	0	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement
1996	$85,775,000	$2,485	$—	N/A
1997	225,821,000	2,215	—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006 (as of March 31, unaudited)	0	0	—	N/A

Senior Note Payable(6)
1996	$20,000,000	$2,485	$—	N/A
1997	20,000,000	2,215	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006 (as of March 31, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Bonds Payable
1996	$54,123,000	$2,485	$—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006 (as of March 31, unaudited)	0	0	—	N/A

Redeemable Cumulative Preferred Stock(5)(7)
1996	$1,000,000	$242	$100	N/A
1997	1,000,000	217	100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006 (as of March 31, unaudited)	0	0	—	N/A
Non-Redeemable Cumulative Preferred Stock(5)
1996	$6,000,000	$242	$100	N/A
1997	6,000,000	217	100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006 (as of March 31, unaudited)	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — Small Business Administration Regulations.”

(6)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7)	The Redeemable Cumulative Preferred Stock was reclassified to Other Liabilities on the accompanying financial statements during 2003 in accordance with SFAS No. 150.

BUSINESS
General
      We are a business development company, or BDC, and we are in the private equity business. Specifically, we provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We believe that we are well positioned to be a source of capital for such companies. We provide our investors the opportunity to participate in the U.S. private equity industry through an investment in our publicly traded stock.
      We have participated in the private equity business since we were founded in 1958. Since then, we have invested more than $9 billion in thousands of companies nationwide. We primarily invest in the American entrepreneurial economy, helping to build middle market businesses and support American jobs. We generally invest in established companies with adequate cash flow for debt service. We are not venture capitalists, and we generally do not provide seed, or early stage, capital. At March 31, 2006, our private finance portfolio included investments in over 100 companies that generate aggregate annual revenues of over $12 billion and employ more than 90,000 people.
      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we invest in companies in a variety of industries.
Private Equity Investing
      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.

      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. We have chosen these investments because they can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, consulting, diligence, structuring or other fees. We may also enhance our total return with capital gains realized from equity features, such as nominal cost warrants, or by investing in equity instruments. For the years 1998 through 2005, we have realized $575.1 million in cumulative net realized gains from our investment portfolio. Net realized gains for this period as a percentage of total assets are shown in the chart below.
      Our investments in the debt and equity of primarily private middle market companies are generally long-term in nature and are privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.
      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities and public debt instruments, because of the increased liquidity risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, portfolio monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these disciplines. We are led by an experienced management team with our senior officers possessing, on average, 20 years of experience in the private equity industry.
      One measure of the performance of a private equity investor is the internal rate of return generated by the investor’s portfolio. Since our merger on December 31, 1997, through December 31, 2005, our combined aggregate cash flow Internal Rate of Return (IRR) has been approximately 20% for private finance and CMBS/ CDO investments exited during this period. The IRR is calculated using the aggregate portfolio cash flow for all investments exited over this period. For investments exited during this period, we invested capital totaling $3.2 billion, earned $1.6 billion on this invested capital, and therefore, received $4.8 billion in total investment proceeds from the exits of these investments. The weighted average holding period of these investments was 34 months. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an equity investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. The aggregate cash flow IRR for private finance investments was approximately 18% and for CMBS/ CDO investments was approximately 24% for the same period. These IRR results represent historical results. Historical results are not necessarily indicative of future results.
      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to be patient and to manage through difficult market conditions with less risk of liquidity issues. Under the Investment Company Act of 1940, we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our capital structure, which includes a modest level of long-term leverage, is well suited for long-term illiquid investments.
      In general, we compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, hedge funds, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, we primarily compete with other providers of long-term debt and equity capital to middle market companies, including private equity funds and other business development companies.
      Private Finance Portfolio. Our private finance portfolio is primarily composed of debt and equity securities. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. These investments are also generally illiquid.
      Our capital is generally used to fund:

• Buyouts	• Recapitalizations
• Acquisitions	• Note purchases
• Growth	• Other types of financings
      When assessing a prospective private finance investment, we generally look for companies in less cyclical industries in the middle market (i.e., generally $50 million to $500 million in revenues) with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet

      We generally target investments in the following industries as they tend to be less cyclical, cash flow intensive and generate a high return on invested capital:

• Business Services	• Healthcare Services
• Financial Services	• Energy Services
• Consumer Products
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. It is our preference to structure our investments with a focus on current recurring interest and other income, which may include management, consulting or other fees. We generally target debt investments of $10 million to $100 million and buyout investments of up to $250 million of invested capital.
      Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as subordinated or mezzanine debt. We may make equity investments for a minority equity stake in portfolio companies in conjunction with our debt investments. We generally target a minimum weighted average portfolio yield of 10% on the debt component of our private finance portfolio. The weighted average yield on our private finance loans and debt securities was 12.5% at March 31, 2006.
      Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Interest is generally paid to us monthly or quarterly. Senior loans generally have maturities of three to five years. Unitranche debt and subordinated debt generally carry a fixed rate of interest generally with maturities of five to ten years and generally have interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to us quarterly. At March 31, 2006, 80% of our private finance loans and debt securities carried a fixed rate of interest and 20% carried a floating rate of interest.
      Through our wholly owned subsidiary, AC Finance LLC, (AC Finance) we may underwrite senior loans related to our portfolio investments or for other companies that are not in our portfolio. When AC Finance underwrites senior loans, we may earn a fee for such loan underwriting activities. Senior loans originated and underwritten by AC Finance may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus) or funds managed by Callidus, a portfolio company controlled by us. After completion of the sale process, we may or may not retain a position in these senior loans. We may also invest in the bonds or preferred shares/income notes of collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs), where the underlying collateral pool consists of senior loans. Certain of the CLOs and CDOs in which we invest may be managed by Callidus Capital Management, a subsidiary of Callidus.
      In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If we invest in non-voting equity in a buyout investment, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. We generally structure our buyout investments such that we seek to earn a blended current return on our total capital invested of approximately 10% through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management, consulting, or transaction services fees to compensate us for the managerial assistance that we may provide to the portfolio company. We believe that the transaction fees charged for the services we provide to portfolio companies are generally comparable with transaction fees charged by others in the private equity industry for performing similar services. As a result of our significant equity investment in a buyout investment there is potential to realize larger capital gains through buyout investing as compared to debt or mezzanine investing.
      The structure of each debt and equity security is specifically negotiated to enable us to protect our investment, with a focus on preservation of capital, and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our senior loans and unintranche debt are generally secured, however in a liquidation scenario, the collateral may not be sufficient to support our outstanding investment. Our junior or mezzanine loans are generally unsecured. Our investments may be subject to certain restrictions on resale and generally have no established trading market.
      At March 31, 2006, 71.0% of the private finance portfolio at value consisted of loans and debt securities and 29.0% consisted of equity securities (equity securities included 26.3% in investment cost basis and 2.7% in net unrealized appreciation). At March 31, 2006, 39.0% of the private finance investments at value were in companies more than 25% owned, 9.6% were in companies 5% to 25% owned, and 51.4% were in companies less than 5% owned.

      Our ten largest investments at value at March 31, 2006, were as follows:

		At March 31, 2006

($ in millions)				Percentage of
Portfolio Company	Company Information	Cost	Value	Total Assets

Business Loan Express, LLC(1)	Originates, sells, and services primarily real estate secured small business loans specifically for businesses with financing needs of up to $4.0 million. Provides SBA 7(a) loans, conventional small business loans and small investment real estate loans. Nationwide non-bank preferred lender in the SBA’s 7(a) guaranteed loan program.	$291.3	$326.2	7.9%
Mercury Air Centers, Inc.	Owns and operates fixed base operations under long-term leases from local airport authorities, which generally consist of terminal and hangar complexes that service the needs of the general aviation community.	$121.5	$180.0	4.4%
Advantage Sales & Marketing, Inc. (1)(2)	Sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry.	$151.3	$164.3	4.0%
Hot Stuff Foods, LLC	Provider of food service programs predominately to convenient stores. Manufactures and distributes a broad line of branded food products for on-site preparation and sales through in-store Hot Stuff branded kitchens and “grab and go” service points.	$155.3	$155.3	3.8%
Financial Pacific Company	Specialized commercial finance company that leases business-essential equipment to small businesses nationwide.	$95.4	$127.7	3.1%
Norwesco, Inc.	Designs, manufactures and markets a broad assortment of polyethylene tanks primarily to the agricultural and septic tank markets.	$120.1	$126.5	3.1%
Meineke Car Care Centers, Inc.	Business format franchisor in the car care sector of the automotive aftermarket industry with approximately 900 locations worldwide.	$126.5	$125.7	3.0%
CR Brands, Inc.	Manufactures and markets consumer branded and private label household cleaning and laundry products.	$109.1	$113.2	2.7%

		At March 31, 2006

($ in millions)				Percentage of
Portfolio Company	Company Information	Cost	Value	Total Assets

STS Operating, Inc.(3)	Distributes systems, components and engineering services for hydraulic, pneumatic, electronic and filtration systems.	$10.1	$104.4	2.5%
Healthy Pet Corp.	Veterinary hospitals offering medical and surgical services, specialized treatments, diagnostic services, pharmaceutical products, as well as routine health exams and vaccinations.	$90.1	$90.8	2.2%

(1)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(2)	In March 2006, we sold our majority interest in Advantage. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further detail.

(3)	In May 2006, we announced the completion of the sale of STS Operating, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further detail.
     We monitor the portfolio to maintain diversity within the industries in which we invest. Our portfolio is not concentrated and we currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any particular industry. We may or may not concentrate in any industry or group of industries in the future. The industry composition of the private finance portfolio at value at March 31, 2006, and December 31, 2005, was as follows:

	2006	2005

Industry
Business services	33%	45%
Consumer products	25	14
Financial services	14	15
Industrial products	11	10
Retail	3	3
Healthcare services	2	2
Energy services	2	2
Broadcasting and cable	1	1
Other(1)	9	8

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds. These funds invest in senior debt representing a variety of industries.
     Commercial Real Estate Finance Portfolio. Since 1998, our commercial real estate investments have generally been in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS, and in the bonds and preferred shares of collateralized debt obligations, also known as CDOs. With regard to CMBS, “non-investment grade” means that nationally recognized statistical rating organizations rate these securities below the top four investment-grade rating categories (i.e., “AAA”

through “BBB”), and are sometimes referred to as “junk bonds.” On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments to affiliates of Caisse de dépôt et placement du Québec (the Caisse). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” After the completion of this sale, our commercial real estate finance portfolio consists of commercial mortgage loans, real estate owned and equity interests, which totaled $129.4 million at value on March 31, 2006.
      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we sold certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. Under this agreement, we have agreed not to invest in CMBS and real estate related CDOs and refrain from certain other real estate related investing or servicing activities for a period of three years, subject to certain limitations and excluding our existing portfolio and related activities.
Business Processes
      Business Development and New Deal Origination. Over the years, we believe we have developed and maintained a strong industry reputation and an extensive network of relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants through whom we source investment opportunities. Through these relationships, we believe we have been able to strengthen our position as a private equity investor. We are well known in the private equity industry, and we believe that our experience and reputation provide a competitive advantage in originating new investments.
      From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We generally pay referral fees to those who refer transactions to us that we consummate.
      New Deal Underwriting and Investment Execution. In a typical transaction, we review, analyze, and substantiate through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, perform operational due diligence, study the industry and competitive landscape, and conduct reference checks with company management or other employees, customers, suppliers, and competitors, as necessary. We may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring our portfolio investments.
      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on the rights and terms of our investment relative to the other capital in the portfolio company’s capital structure. The typical debt transaction requires approximately two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete because the due diligence and structuring process is significantly longer when investing in a substantial equity stake in the company.

      Our investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect our rights and manage our risk in the transaction. We generally structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, or other protective provisions. In addition, each debt investment is individually priced to achieve a return that reflects our rights and priorities in the portfolio company’s capital structure, the structure of the debt instrument, and our perceived risk of the investment. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, if the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
      We have a centralized, credit-based approval process. The key steps in our investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Internal review of diligence results;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment (due diligence must be completed with final investment committee approval and Executive Committee approval, as needed, before funds are disbursed).
      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and certain of our Managing Directors.
      Portfolio Monitoring and Development. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them in building their businesses. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters. Our corporate finance assistance includes supporting our portfolio companies’ efforts to structure and attract additional capital. We believe our extensive network of industry relationships and our internal resources help make us a collaborative partner in the development of our portfolio companies.
      Our team of investment professionals regularly monitors the status and performance of each investment. This portfolio company monitoring process generally includes review of the portfolio company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. For debt investments we may have board observation rights that allow us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors where we own a controlling interest in the portfolio company and we have board observation rights where we do not own a controlling interest in the portfolio company.
      Our portfolio management committee oversees the overall performance of the portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain amendments or modifications to existing investments, reviewing and approving certain portfolio exits, and reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, Chief Financial Officer, Chief Valuation Officer (non-voting member), and three Managing Directors. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy.
      We seek to price our investments to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor, we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.
Portfolio Grading
      We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.
Portfolio Valuation
      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we invest in illiquid securities including debt and equity securities of companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before

Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control. We will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter as discussed below.
      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (“CVO”). The CVO works with the investment professionals responsible for each investment. The following is a description of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the deal team, led by the Managing Director or senior officer who is responsible for the portfolio company relationship.

•	The CVO reviews the preliminary valuation as determined by the deal team.

•	The CVO, members of the valuation team, and third-party consultants, as applicable (see below), meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the deal team for each of their respective investments.

•	The CEO, COO, CFO and the managing directors meet with the CVO to discuss the preliminary valuation results.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Audit Committee of the Board of Directors meets with the third-party consultants (see below) to discuss the assistance provided and results.

•	The Board of Directors and the CVO meet to discuss and review valuations.

•	To the extent there are changes or if additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.
      In connection with our valuation process to determine the fair value of a private finance investment, we work with third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive other third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.
      We have received third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin (Houlihan Lokey). We currently intend to continue to obtain valuation assistance from third parties. We currently anticipate that we will generally obtain valuation assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities on a quarterly basis and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the calendar year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost and value less than $250,000. For the quarter ended March 31, 2006, Duff & Phelps and Houlihan Lokey assisted us by reviewing our valuation of 78 portfolio companies, which represented 87.0% of the private finance portfolio at value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Disposition of Investments
      We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and we frequently are repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold, recapitalized or complete an initial public offering. In our debt investments where we have equity features, we frequently are in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in an investment, as we may have in buyout investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy for a buyout investment is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.
      We are in the investment business, which includes acquiring and exiting investments. It is our policy not to comment on potential transactions in the portfolio prior to reaching a definitive agreement or, in many cases, prior to consummating a transaction. To the extent we enter into any material transactions, we would provide disclosure as required.
Dividends
      We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As such, we are not subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. We determine our regular quarterly dividends based upon an estimate of annual taxable income, which includes our taxable interest, dividend, and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      As a regulated investment company, we distribute substantially all of our annual taxable income to shareholders through the payment of cash dividends. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. The amount of excess taxable income that may be carried over for distribution in the next year under the Code is approximately three quarters of dividend payments. Excess taxable income carried over and paid out in the next year may be subject to a 4% excise tax (see “Other Matters — Regulated Investment Company Status”). We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. Since inception, our average annual total return to shareholders (assuming all dividends were reinvested) was 18.0%. Over the past one, three, five and ten years, our total return to shareholders (assuming all dividends were reinvested) has been 23.5%, 20.6%, 17.1% and 19.8%, respectively, with the dividend providing a meaningful portion of this return.
      The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. The percentage of ordinary taxable income versus net capital gain income supporting the dividend since 1986 is shown below.
Corporate Structure and Offices
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. Our predecessor corporation was incorporated under the laws of the District of Columbia in 1958 and we reorganized as a Maryland corporation in 1993. We have a wholly owned subsidiary, Allied Investments L.P. (Allied Investments), that is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. We own all of the partnership interests in Allied Investments. The assets held by Allied Investments represented 1.9% of our total assets at March 31, 2006. See “Certain Government Regulations” below for further information about small business investment company regulation.
      In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. We also have a subsidiary, A.C. Corporation, that generally provides diligence and structuring services on our transactions, as well as structuring, transaction, management, and other services to Allied

Capital and our portfolio companies. A.C. Corporation has a wholly owned subsidiary, AC Finance LLC, that generally underwrites and arranges senior loans for our portfolio companies and other third parties.
      Our executive offices are located at 1919 Pennsylvania Avenue, 3rd Floor, NW, Washington, DC 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in Chicago, Los Angeles, and New York.
Employees
      At March 31, 2006, we employed 155 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of our employees are located in our Washington, DC office. We believe that our relations with our employees are excellent.
Legal Proceedings
      On June 23, 2004, we were notified by the SEC that they are conducting an informal investigation of us. On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to us at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and our portfolio company, Business Loan Express, LLC. To date, we have produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. We are voluntarily cooperating with these investigations.
      In addition to the above matters, we are party to certain lawsuits in the normal course of business.
      While the outcome of these legal proceedings and other matters cannot at this time be predicted with certainty, we do not expect that the outcome of these matters will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES
      The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an equity investment at March 31, 2006. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.
      The portfolio companies are presented in three categories: companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.
      For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at March 31, 2006, at pages F-7 to F-16.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

PRIVATE FINANCE
Companies More Than 25% Owned
Acme Paging, L.P.(1)	Paging Services	Common Stock in Affiliate	80.0%
6080 SW 40th Street, Suite 3
Miami, FL 33155
Alaris Consulting, LLC(1)(2)	Consulting Firm	Equity Interests	100.0%
360 W. Butterfield Road
Suite 400
Elmhurst, IL 60126
Avborne, Inc.(1)(6)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.2%
7500 NW 26th Street
Miami, FL 33122
Avborne Heavy Maintenance, Inc.(1)(6)	Aviation Services	Series A Preferred Stock	27.5%
c/o Trivest, Inc.		Common Stock	27.5%
7500 26th Street N.W.
Miami, FL 33122
Business Loan Express, LLC(1)	Small Business Lender	Class A Equity Interests	100.0%
1633 Broadway		Class B Equity Interests	100.0%
New York, NY 10019		Class C Equity Interests	94.9%
		Equity Interest in BLX
		Subsidiary(3)	20.0%
Callidus Capital Corporation(1)(4)	Asset Manager and	Common stock	100.0%
520 Madison Avenue	Finance Company
New York, NY 10022
CR Brands, Inc.(1)	Household Cleaning	Common Stock	78.2%
141 Venture Boulevard	Products
Spartanburg, SC 29306

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Diversified Group Administrators, Inc.	Third Party	Series B Preferred Stock	64.7%
201 Johnson Rd Building #1	Administrator for	Series A Preferred Stock	69.9%
Houston, PA 15342	Self-funded Health	Common Stock	45.8%
	Benefit Plan
Financial Pacific Company(1)	Commercial Finance	Series A Preferred Stock	99.4%
3455 South 344th Way, Suite 300	Leasing	Common Stock	99.4%
Federal Way, WA 98001
ForeSite Towers, LLC(1)	Tower Leasing	Series A Preferred
22 Iverness Center Parkway		Equity Interest	100.0%
Suite 50		Series B Preferred
Birmingham, AL 35242		Equity Interest	100.0%
		Series E Preferred Equity Interest	100.0%
		Common Equity Interest	77.3%
Global Communications, LLC(1)	Muzak Franchisee	Preferred Equity Interest	77.8%
1000 North Dixie Highway		Options for Common
West Palm Beach, FL 33401		Equity Interest	59.3%
Gordian Group, Inc.(1)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
New York, NY 10022
Healthy Pet Corp.(1)	Comprehensive Veterinary	Common Stock	98.7%
1720 Post Road	Services
Fairfield, CT 06430
HMT, Inc.	Storage Tank	Class B Preferred Stock	33.5%
4422 FM 1960 West	Maintenance &	Common Stock	25.0%
Suite 350	Repair	Warrants to Purchase
Houston, TX 77068		Common Stock	9.7%
Impact Innovations Group, LLC	Information Technology	Equity Interest in
12 Piedmont Center, Suite 210	Services Provider	Affiliate(5)	50.0%
Atlanta, GA 30305
Insight Pharmaceuticals Corporation(1)	Marketer of Over-The-	Preferred Stock	91.2%
550 Township Line Road, Suite 300	Counter Pharmaceuticals	Common Stock	91.2%
Blue Bell, PA 19422
Jakel, Inc.(1)	Manufacturer of Electric	Series A-1 Preferred Stock	32.3%
400 Broadway	Motors and Blowers	Class B Common Stock	100.0%
Highlands, IL 62249
Legacy Partners Group, LLC(1)	Merger and Acquisition	Equity Interests	100.0%
520 Madison Avenue, 27th Floor	Advisor
New York, NY 10022
Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	25.0%
Uhlandstrasse 1
69493 Hirschberg
Germany
Mercury Air Centers, Inc.(1)	Fixed Base Operations	Series A Common Stock	100.0%
1951 Airport Road		Common Stock	95.0%
Atlanta, GA 30341
MVL Group, Inc.(1)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Powell Plant Farms, Inc.(1)	Plant Producer &	Preferred Stock	100.0%
Route 3, Box 1058	Wholesaler	Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%
Service Champ, Inc.(1)	Wholesale Distributor of	Common Stock	63.9%
180 New Britain Boulevard	Auto Parts
Chalfont, PA 18914

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Staffing Partners Holding
Company, Inc.(1)	Temporary Employee	Series B Preferred Stock	71.4%
104 Church Lane, #100	Services	Redeemable Preferred Stock	48.3%
Baltimore, MD 21208		Class A-1 Common Stock	50.0%
		Class A-2 Common Stock	24.4%
		Class B Common Stock	48.8%
		Warrants to purchase
		Class B Common Stock	30.3%
Startec Global Communications
Corporation(1)	Telecommunications	Common Stock	68.5%
7631 Calhoun Drive	Services
Rockville, MD 20850
STS Operating, Inc.
(d/b/a SunSource Technology
Services, Inc.)(1)(11)	Industrial Distribution	Common Stock	77.1%
2301 Windsor Court		Options to Purchase
Addison, IL 60101		Common Stock	1.0%
Triview Investments, Inc.(1)(10)	Multi-system Cable	Common Stock	99.5%
1919 Pennsylvania Ave, N.W.	Operator and
Washington, DC 20006	Pharmaceutical Marketer
Companies 5% to 25% Owned
Advantage Sales & Marketing, Inc.(1)	Sales and Marketing	Class A Equity Units	4.0%
19100 Von Karman Avenue Suite 600	Agency
Irvine, CA 92612
Air Evac Lifeteam LLC	Air Ambulance Service	Series A Preferred
1448 W. Eighth Street		Equity Interest	6.6%
West Plains, MO 65775		Series B Preferred Equity
		Interest	6.2%
BB&T Capital Partners/ Windsor
Mezzanine Fund, LLC	Private Equity Fund	Class A Equity Interests	7.5%
200 West Second Street, 4th Floor		Class A-1 Equity Interests	100.0%
Winston-Salem, NC 27101
Becker Underwood, Inc.	Speciality Chemical	Common Stock	6.1%
801 Dayton Avenue	Manufacturer
Ames, IA 50010
BI Incorporated	Electronic Monitoring	Common Stock	7.1%
1 North Franklin Street	Equipment
Chicago, IL 60606
MedBridge Healthcare, LLC(1)	Sleep Diagnostic Facilities	Debt Convertible
110 West North Street, Suite 100		into Equity Interests	75.0%
Greenville, SC 29601		Class C Equity Interests	100.0%
Nexcel Synthetics, LLC	Manufacturer of Carpet	Class A Equity Interest	6.8%
6076 Southern Industrial Drive	Backing	Class B Equity Interest	6.8%
Birmingham, AL 35235
Pres Air Trol LLC	Pressure Switch	Class A Equity Interests	32.8%
1009 W. Boston Post Road	Manufacturer
Mamaroneck, NY 10543
Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	12.5%
Kent, WA 98064		Class A Common Stock	1.0%
		Warrants to Purchase
		Class A Common Stock	42.0%
Soteria Imaging Services, LLC	Diagnostic Imaging	Class A Preferred Equity
6009 Brownsboro Park Blvd., Suite H	Facilities Operator	Interest	10.8%
Louisville, KY 40207

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Universal Environmental Services,
LLC	Used Oil Recycling	Class A Preferred Equity
411 Dividend Drive		Interests	15.0%
Peachtree City, GA 30269		Class B Preferred Equity
		Interests	15.0%
Companies Less Than 5% Owned
Advanced Circuits, Inc.	Printed Circuit Boards	Common Stock	3.0%
30 South Wacker Drive, Suite 3700	Manufacturer
Chicago, IL 60606
Amerex Group, LLC	Supplier of Outerwear	Class B Equity Interests	100.0%
1500 Rahway Avenue	Apparel
Avenal, NJ 07001
Benchmark Medical, Inc.	Outpatient Physical	Warrant to Purchase
101 Lindin Drive, Suite 420	Therapy Services	Common Stock	2.5%
Malvern, PA 19355
Border Foods, Inc.	Mexican Ingredient & Food	Series A Preferred Stock	9.4%
1750 Valley View Lane, Suite 350	Product Manufacturer	Series B-2 Preferred Stock	100.0%
Farmer’s Branch, TX 75234		Warrants to Purchase
		Series B-2 Preferred Stock	100.0%
		Common Stock	12.4%
		Warrants to Purchase
		Common Stock	73.8%
Callidus Debt Partners CLO Fund III,
Ltd.(7)	Senior Debt Fund	Preferred Shares	68.4%
135 Lasalle Street
Chicago, IL 60694
Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	3.9%
Suite 2150
Baltimore, MD 21202
Catterton Partners V, L.P.	Private Equity Fund	Limited Partnership
7 Greenwich Office Park		Interest	0.8%
Greenwich, CT 06830
Centre Capital Investors IV, LP	Private Equity Fund	Limited Partnership
30 Rockefeller Plaza, 50th Floor		Interest	0.6%
New York, NY 10020
Commercial Credit Group, Inc.	Equipment Finance	Series C Preferred Stock	100.0%
212 South Tyron Street, Suite 1400	and Leasing	Warrants to Purchase
Charlotte, NC 28281		Common Stock	28.5%
Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	7.4%
1890 Swarthmore Ave.	of Hardware	Class B Common Stock	13.5%
Lakewood, NJ 08701	Components
Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Series A Convertible
P.O. Box 1477		Preferred Stock	100.0%
Seagraves, TX 79360		Warrants to Purchase
		Series A Convertible
		Preferred Stock	36.8%
		Warrants to Purchase
		Common Stock	6.5%
Coverall North America, Inc.	Contract Cleaning Services	Preferred Stock	100.0%
5201 Congress Avenue, Suite 275		Warrant to Purchase
Boca Raton, FL 33487		Common Stock	21.4%
Distant Lands Trading Co.	Provider of Premium	Class A Common Stock	4.4%
11754 State Highway 64 West	Coffee and Coffee Beans
Tyler, TX 75704
DVS VideoStream, LLC	Media Technical Post-	Debt Convertible into
2600 West Olive Avenue	Production Service Provider	Equity Interests	20.8%
Burbank, CA 91505

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Dynamic India Fund IV	Private Equity Fund	Equity Interests	2.4%
3rd Floor, Les Cascades Edith
Cavell Street
Port Luis Mauritius
eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8270 Greensboro Drive		Interest	25.0%
Suite 1025
McLean, VA 22102
Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt am Main	Manufacturer
Germany
Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502
Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South, Suite 220	Analysis	Preferred Stock	8.4%
Houston, TX 77077		Warrant to Purchase
		Common Stock	8.4%
Grotech Partners, VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.4%
9690 Deereco Road
Suite 800
Timonium, MD 21093
Havco Wood Products LLC	Hardwood Flooring	Equity Interests	4.5%
P.O. BOX 1342	Products Manufacturer
Cape Girardeau, MO 63702
Homax Holdings, Inc.	Supplier of Branded	Preferred Stock	0.1%
468 West Horton Road	Consumer Products	Common Stock	0.1%
Bellingham, WA 98226		Warrant to Purchase
		Preferred Stock	1.1%
		Warrant to Purchase
		Common Stock	1.1%
Hot Stuff Foods, LLC	Food services to	Class B Common Stock (9)	100.0%
2930 W Maple Street, Box 85210	Convenience Stores	Warrants to Purchase
Sioux Falls, SD 57118		Common Stock	51.0%
International Fiber Corporation	Cellulose and Fiber	Series A Preferred Stock	4.7%
50 Bridge Street	Producer
North Tonawanda, NY 14120
Kodiak Fund LP	Private Equity Fund	Limited Partnership
2107 Wilson Boulevard, Suite 410		Interests	4.0%
Arlington, VA 22201
MedAssets, Inc.	Healthcare Outsourcing	Series B Convertible
100 Northpoint Center		Preferred Stock	7.8%
East #150		Warrants to Purchase
Alpharetta, GA 30022		Common Stock	0.6%
Meineke Car Care Centers, Inc.	Franchisor of Car Care	Class B Common
128 South Tryon Street	Centers	Stock(9)	99.6%
Suite 900		Warrant to Purchase
Charlotte, NC 28202		Class A Common Stock	51.0%
MHF Logistical Solutions, Inc.	Third-Party	Series A Preferred Stock	3.6%
800 Cranberry Woods Drive	Environmental Logistics	Common Stock	3.6%
Suite 450
Cranberry Township, PA 16066
Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015
Mogas Energy, LLC	Natural Gas Pipeline	Warrants to Purchase
13137 Thunderhead Falls Lane	Operator	Equity Interests	20.0%
Rapid City, SD 57702

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Network Hardware Resale, Inc.	Provider of Pre-Owned	Debt Convertible into
26 Castilian Drive, Suite A	Networking Equipment	Common Stock	21.8%
Santa Barbara, CA 93117
Norwesco, Inc.	Polyethylene Tanks	Class B Nonvoting
P.O. BOX 439	Manufacturer	Common Stock(9)	96.3%
4365 Steiner St.		Warrants to Purchase
St. BoniFacius, MN 55375		Class A Common Stock	50.2%
Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.5%
East Tower, Suite 1380
Bethesda, MD 20814
Odyssey Investment Partners Fund III LP	Private Equity Fund	Limited Partnership
280 Park Avenue, 38th Floor		Interest	0.7%
West Tower
New York, NY 10017
Opinion Research Corporation	Corporate Marketing	Warrants to Purchase
P.O. Box 183	Research Firm	Common Stock	6.4%
Princeton, NJ 08542
Oriental Trading Company, Inc.	Direct Marketer	Class A Common Stock	1.7%
108th Street, 4206 South	of Toys
Omaha, NE 68137
Palm Coast Data, LLC	Magazines and	Class B Common Stock(9)	100.0%
11 Commerce Blvd	Subscribers Relationship	Warrants to Purchase
Palm Coast, FL 32164	Management	Class A Common Stock	56.9%
Performant Financial Corporation	Collections and	Common Stock	2.9%
333 N. Canyon Pkwy Suite 100	Default Prevention
Livermore, CA 94551	Services
Pro Mach, Inc.	Packaging Machinery	Equity Interests	2.3%
1000 Abernathy Road, Suite 1110	Manufacturer
Atlanta, GA 30328
S.B. Restaurant Company
(d/b/a Elephant Bar)	Restaurants	Series B Convertible
6326-A Lindmar Drive		Preferred Stock	2.5%
Goleta, CA 93117		Warrant to Purchase
		Series A Common Stock	13.1%
SBBUT, LLC	Holding Company	Equity Interests in
52 River Road		Affiliate Company	10.4%
Stowe, VT 05672
Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	14.3%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719
SPP Mezzanine Fund, L.P.	Private Equity Fund	Limited Partnership
330 Madison Avenue, 28th Floor		Interest	35.7%
New York, NY 10017
Tradesmen International, Inc.	Outsourced Skilled	Warrant to Purchase
9760 Shepard Road	Construction Craftsmen	Common Stock	4.5%
Macedonia, OH 44056
TransAmerican Auto Parts, LLC	Auto Parts and	Preferred Equity Interests	1.4%
801 West Artesia Blvd	Accessories Retailer	Common Equity Interests	1.4%
Compton, CA 90220	and Wholesaler
United Site Services, Inc.	Portable Rest Room	Common Stock	1.3%
200 Friberg Parkway, Suite 4000	Services
Westborough, MA 01582
Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11600 Sunrise Valley Drive		Interest	15.0%
Reston, VA 20191
Venturehouse-Cibernet Investors, LLC	Third-Party Billing	Equity Interest	3.3%
509 Seventh Street, NW
Washington, DC 20004

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	3.1%
1780 Tysons Boulevard, Suite 400
McLean, VA 22102
VICORP Restaurants, Inc.	Restaurants	Warrant to Purchase
400 W. 48th Avenue		Preferred Stock	1.0%
Denver, CO 80216		Warrant to Purchase
		Common Stock	3.4%
Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.1%
Suite 200
Glenwood, MD 21738
Wear Me Apparel Corporation	Marketer of Children’s	Warrant to Purchase
31 West 34th Street	Apparel	Common Stock	2.0%
New York, NY 10001
Woodstream Corporation	Pest Control	Common Stock	4.4%
69 North Locust Street	Manufacturer	Warrants to Purchase
Lititz, PA 17543		Common Stock	3.7%
COMMERCIAL REAL ESTATE FINANCE(8)
8830 Macon Highway Holding Company,
LLC(1)	Mobile Home Park	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006
WSALD-CEH, LLC(1)	Commercial Real	Equity Interest	50.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006
NPH, Inc.(1)	Commercial Real	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006
Stemmons Freeway Hotel, LLC(1)	Hotel	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006
Timarron Capital, Inc.(1)	Commercial Real	Common Stock	100.0%
804 Worthington Court	Estate Loan Origination
Southlake, TX 76092	and Securitization
WSA Commons LLC	Residential Real	Equity Interests	50.0%
421 East 4th Street	Estate Development
Cincinnati, OH 45202
Van Ness Hotel, Inc.(1)	Hotel	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

(1)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.

(2)	Alaris Consulting, LLC owns 95% of Alaris Consulting, Inc.

(3)	Included in Class C Equity Interests in the Consolidated Statement of Investments.

(4)	Callidus Capital Corporation owns 80% of Callidus Capital Management, LLC.

(5)	The affiliate holds subordinated debt issued by Impact Innovations Group, LLC. We made an investment in and exchanged our existing subordinated debt for equity interests in the affiliate.

(6)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(7)	Callidus Capital Management, LLC is the manager of the fund (see Note 4 above).

(8)	These portfolio companies are included in the Commercial Real Estate Finance — Equity Interests in the Consolidated Statement of Investments.

(9)	Common stock is non-voting. In addition to non-voting stock ownership, we have an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(10)	Triview Investments Inc. holds investments in Longview Cable & Data, LLC and Triax Holdings, LLC.

(11)	In May 2006, we announced the completion of the sale of STS Operating, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further detail.

DETERMINATION OF NET ASSET VALUE
Quarterly Net Asset Value Determination
      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities divided by the total number of common shares outstanding.
      Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At March 31, 2006, portfolio investments recorded at fair value were 90% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we have invested in illiquid securities including debt and equity securities of companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      Valuation Methodology — CDO and CLO Bonds and Preferred Shares/ Income Notes (“CDO/ CLO Assets”). CDO/ CLO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/ CLO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each bond ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the bonds. We determine the fair value of our CDO/ CLO Assets on an individual security-by-security basis. If we were to sell a group of these CDO/ CLO Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual bonds or preferred shares/income notes.
      Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than our cost basis.
      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.
      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

MANAGEMENT
      Our Board of Directors oversees our management. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee, and may establish additional committees in the future. All of our directors also serve as directors of our subsidiaries.
      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. See “Portfolio Management.”
Structure of Board of Directors
      Our Board of Directors is classified into three approximately equal classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.
Directors
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act. Information regarding our Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors
William L. Walton	56	Chairman, Chief Executive Officer and President	1986	2007
Joan M. Sweeney	46	Chief Operating Officer	2004	2007
Robert E. Long	75	Director	1972	2007
Independent Directors
Ann Torre Bates	48	Director	2003	2009
Brooks H. Browne	56	Director	1990	2007
John D. Firestone	62	Director	1993	2008
Anthony T. Garcia	49	Director	1991	2008
Edwin L. Harper	64	Director	2006	2009
Lawrence I. Hebert	59	Director	1989	2008
John I. Leahy	75	Director	1994	2009
Alex J. Pollock	63	Director	2003	2009
Marc F. Racicot	57	Director	2005	2008
Guy T. Steuart II	74	Director	1984	2009
Laura W. van Roijen	54	Director	1992	2008

(1)	Includes service as a director of any of the predecessor companies of Allied Capital.
     Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers
      Information regarding our executive officers is as follows:

Name	Age	Position

William L. Walton	56	Chairman, Chief Executive Officer and President
Joan M. Sweeney	46	Chief Operating Officer
Kelly A. Anderson	52	Executive Vice President and Treasurer
Scott S. Binder	51	Chief Valuation Officer
Michael J. Grisius	42	Managing Director
Jeri J. Harman	48	Managing Director
Thomas C. Lauer	39	Managing Director
Robert D. Long	49	Managing Director
Justin S. Maccarone	47	Managing Director
Diane E. Murphy	52	Executive Vice President and Director of Human Resources
Penni F. Roll	40	Chief Financial Officer
Daniel L. Russell	41	Managing Director
John M. Scheurer	53	Managing Director
John D. Shulman	43	Managing Director
Suzanne V. Sparrow	40	Chief Compliance Officer, Executive Vice President and Secretary
      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.
Biographical Information
Directors
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act.
Interested Directors
      William L. Walton has been the Chairman, Chief Executive Officer, and President of Allied Capital since 1997. Mr. Walton’s previous experience includes serving as a Managing Director of Butler Capital Corporation, a mezzanine buyout firm, the personal investment advisor to William S. Paley, founder of CBS, and a Senior Vice President in Lehman Brothers Kuhn Loeb’s Merger and Acquisition Group. He also founded two education service companies — Language Odyssey and SuccessLab. Mr. Walton currently serves on the Board of Directors for the National Foundation for Teaching Entrepreneurship and the National Symphony Orchestra. He is a member of the World Economic Forum and an Advisory Board member for the Center for Strategic & International Studies. Mr. Walton also serves on The Kelley School of Business Board of Advisors at Indiana University.
      Joan M. Sweeney is the Chief Operating Officer of Allied Capital and has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young,

Coopers & Lybrand, and the Division of Enforcement of the Securities and Exchange Commission.
      Robert E. Long has been the Chief Executive Officer and a director of GLB Group, Inc., an investment management firm, since 1997 and President of Ariba GLB Group, Inc., the parent company of GLB Group, Inc., since 2005. He has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., and Advanced Solutions International, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.
Independent Directors
      Ann Torre Bates has been a strategic and financial consultant since 1997. From 1995 to 1997, Ms. Bates served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways. She serves on the boards and audit committees of Franklin Mutual Series and SLM Corporation (Sallie Mae).
      Brooks H. Browne has been a private investor since 2002. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and served as a director from 1991 to 2005. He currently serves as Vice Chairman of the Board for Winrock International, a non-profit organization.
      John D. Firestone has been a Partner of Secor Group, a venture capital firm since 1978. Mr. Firestone has also served as a director of Security Storage Company of Washington, DC, since 1978. He is currently a director of Cuisine Solutions, Inc., and four non-profit organizations, including the National Rehabilitation Hospital, The Washington Ballet and the Tudor Place Foundation of which he is the past president. From 1997 to 2001 he was a director of The Bryn Mawr Trust Corporation.
      Anthony T. Garcia has been a private investor since 2003. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from January 2002 through 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group, an investor in tax liens, from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.
      Edwin L. Harper has been an executive for Assurant, Inc., a financial services and insurance provider, since 1998. He currently serves as Senior Vice President, Public Affairs and Government Relations and previously served as Chief Operating Officer and Chief Financial Officer for Assurant’s largest subsidiary. From 1992 to 1997, Mr. Harper served as President and Chief Executive Officer of the Association of American Railroads. He also spent five years with Campbell Soup Company, serving as Chief Financial Officer from 1986 to 1991. Earlier in his career, Mr. Harper served on the White House staffs of both President Reagan and President Nixon. Mr. Harper currently serves as Director for the Council for Excellence in Government.
      Lawrence I. Hebert is Senior Advisor for PNC Bank, N.A., and was a director and President and Chief Executive Officer of Riggs Bank N.A., a subsidiary of Riggs National

Corporation, from 2001 to 2005. Mr. Hebert also served as Chief Executive Officer of Riggs National Corporation during 2005 and served as a director of Riggs National Corporation from 1988 to 2005. Mr. Hebert served as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert previously served as Vice Chairman from 1983 to 1998, President from 1984 to 1998, and Chairman and Chief Executive Officer from 1998 to 2001 of Allbritton Communications Company.
      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Previously, Mr. Leahy spent 34 years of his career with Black & Decker Corporation, where he served as President and CEO of the United States subsidiary from 1979 to 1981 and President and Group Executive Officer of the Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is currently a director of B&L Sales, Inc. and is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland.
      Alex J. Pollock has been a Resident Fellow at the American Enterprise Institute since 2004. He was President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 to 2004. He serves as a director of the Chicago Mercantile Exchange, Great Lakes Higher Education Corporation, the Great Books Foundation, the Illinois Council on Economic Education and the International Union for Housing Finance. Allied Capital has contributed $25 thousand to the American Enterprise Institute.
      Marc F. Racicot was named President and Chief Executive Officer of the American Insurance Association in August 2005. Prior to that, he was an attorney at the law firm of Bracewell & Giuliani, LLP from 2001 to 2005. He is a former Governor (1993 to 2001) and Attorney General (1989 to 1993) of the State of Montana. Mr. Racicot was appointed by President Bush to serve as the Chairman of the Republican National Committee (2002 to 2003) and he served as Chairman of the Bush/Cheney Re-election Committee from 2003 to 2004. He presently serves on the Board of Directors for Burlington Northern Santa Fe Corporation, Massachusetts Mutual Life Insurance Company, Jobs for America’s Graduates, and the Board of Visitors for the University of Montana School of Law.
      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 where he served as President until 2003 and currently serves as Chairman. Mr. Steuart has served as Trustee Emeritus of Washington and Lee University since 1992.
      Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992.
Executive Officers who are not Directors
      Kelly A. Anderson, Executive Vice President and Treasurer, has been employed by Allied Capital since 1987. Ms. Anderson is responsible for Allied Capital’s treasury, cash management and infrastructure operations.
      Scott S. Binder, Chief Valuation Officer, has been employed by Allied Capital since 1997. He has served as Chief Valuation Officer since 2003. He served as a consultant to the Company from 1991 until 1997. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group. He also served as a board member and financial consultant for a public affairs and lobbying firm in Washington, DC. Mr. Binder founded Lonestar Cablevision in 1986, serving as President until 1991. In the early 1980’s, Mr. Binder worked for two firms specializing in leveraged lease transactions. From 1976 to 1981, he was employed by Coopers & Lybrand.
      Michael J. Grisius, Managing Director, has been employed by the Company since 1992. Prior to joining Allied Capital, Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP from 1985 to 1988.
      Jeri J. Harman, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Ms. Harman served as a Managing Director and Principal for American Capital Strategies, Ltd., a business development company, from 2000 until 2004. She worked as a Managing Director and Head of Private Placements for First Security Van Kasper from 1996 to 2000 and a Managing Director of Coopers & Lybrand from 1993 to 1996. From 1982 to 1993, Ms. Harman held various senior level positions in the private placement arm of The Prudential Insurance Company of America. She has served on the Board of Directors for the Association of Corporate Growth since 2000.
      Thomas C. Lauer, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Mr. Lauer worked in GE Capital’s sponsor finance group from 2003 to 2004 and in the merchant banking and leveraged finance groups of Wachovia Securities (previously First Union Securities) from 1997 to 2003. He also held senior analyst positions at Intel Corporation and served as a corporate lender and credit analyst at National City Corporation.
      Robert D. Long, Managing Director, has been employed by the Company since 2002. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.
      Justin S. Maccarone, Managing Director, has been employed by the Company since April 2005. Prior to joining Allied Capital, Mr. Maccarone served as a partner with UBS Capital Americas, LLC, a private equity fund focused on middle market investments from 1993 to 2005. Prior to that, Mr. Maccarone served as a Senior Vice President at GE Capital specializing in merchant banking and leveraged finance from 1989 to 1993 and served as Vice President of the Leveraged Finance Group at HSBC/ Marine Midland Bank from 1981 to 1989.
      Diane E. Murphy, Ms. Murphy, Executive Vice President and Director of Human Resources, has been employed by the Company since 2000. Prior to joining the Company, Ms. Murphy was employed by Allfirst Financial from 1982 to 1999 and served in several capacities including head of the retail banking group in the Greater Washington Metro Region from 1994 to 1996 and served as the senior human resources executive from 1996 to 1999.
      Penni F. Roll, Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP in the firm’s audit practice.

      Daniel L. Russell, Managing Director, has been employed by the Company since 1998. Prior to joining Allied Capital, Mr. Russell was employed by KPMG LLP in the firm’s financial services group.
      John M. Scheurer, Managing Director, has been employed by the Company since 1991. Earlier in his career, Mr. Scheurer managed his own commercial real estate company, served as executive vice president of Hunter Companies, a full service commercial real estate leasing, investment and management company, and spent seven years with First American Bank in Washington DC. Mr. Scheurer is currently a member of the Board of Governors of the Commercial Mortgage Securities Association. He has also served as Chairman and as a Vice Chair of the Capital Markets Committee for the Commercial Real Estate Finance Committee of the Mortgage Bankers Association.
      John D. Shulman, Managing Director, has been employed by the Company since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC, a venture capital firm, from 1994 to 2001. Prior to his involvement with Onyx, Mr. Shulman served as Director of Development for the Tower Companies, a diversified portfolio of private equity and real estate investments. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.
      Suzanne V. Sparrow, Executive Vice President, Chief Compliance Officer and Corporate Secretary, has been employed by the Company since 1987. Ms. Sparrow manages Allied Capital’s compliance and corporate governance activities.
Committees of the Board of Directors
      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/ Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/ Nominating Committee each operate pursuant to a committee charter. The charter of each Committee is available on our web site at www.alliedcapital.com in the Investor Resources section and is also available in print to any stockholder who requests a copy.
      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the “Commission”), or Allied Capital’s charter or bylaws. The Executive Committee has been delegated authority from the Board to review and approve certain investments. The Executive Committee met 42 times during 2005. The Executive Committee members currently are Messrs. Walton, Harper, Hebert, Leahy, Long, Pollock and Steuart. Messrs. Harper, Hebert, Leahy, Pollock, and Steuart are independent directors for purposes of the 1940 Act. Messrs. Walton and Long are interested persons of the Company, as defined in the 1940 Act.
      The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our independent registered public accounting firm, and the performance of our internal audit function. The Audit Committee met 18 times during 2005. The Audit Committee is presently composed of four persons, including Messrs. Browne (Chairman) and Garcia and Mmes. Bates and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange. Our Board of Directors has determined that Messrs. Browne and Garcia and Ms. Bates are “audit committee financial experts” as defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934, as each meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.
      The Compensation Committee approves management’s recommendations for the compensation of our executive officers and reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our Amended Stock Option Plan, determines the Individual Performance Awards (“IPA”) and Individual Performance Bonuses (“IPB”) for participants and determines other compensation arrangements for employees. The Compensation Committee met 11 times during 2005. The Compensation Committee members currently are Messrs. Leahy (Chairman), Browne, Firestone, Garcia, and Racicot, each of whom is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.
      The Corporate Governance/ Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Corporate Governance/ Nominating Committee met five times during 2005. The Corporate Governance/ Nominating Committee members currently are Messrs. Hebert (Chairman), Firestone, Pollock, and Racicot, each of whom is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.
PORTFOLIO MANAGEMENT
      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. In addition, the Executive Committee of the Board of Directors approves certain investment decisions.
      Our management committee is responsible for, among other things, business planning and the establishment and review of general investment criteria. The management committee is chaired by William Walton, our Chief Executive Officer (CEO), and includes Joan Sweeney, our Chief Operating Officer (COO), Penni Roll, our Chief Financial Officer (CFO), Scott Binder, our Chief Valuation Officer (CVO), and Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Daniel Russell, John Scheurer, and John Shulman, all managing directors.
      Our investment committee is responsible for approving new investments. Our investment committee is chaired by William Walton, CEO, and includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting) and James Fisher, John Fruehwirth, Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Robert Monk, Daniel Russell, John Scheurer and John Shulman, all managing directors.

      In addition to approval by the investment committee, each transaction that represents a commitment equal to or greater than $20 million, every buyout transaction, and any other investment that in our judgment demonstrates unusual risk/reward characteristics also requires the approval of the Executive Committee of the Board of Directors. Our Executive Committee is currently comprised of Messrs. Walton, Harper, Hebert, Leahy, Long, Pollock and Steuart.
      Our portfolio management committee oversees the overall performance of the portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain amendments or modifications to existing investments, reviewing and approving certain portfolio exits, and reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy. Our portfolio management committee is chaired by William Walton, CEO, and includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting), and Christina DelDonna, John Fontana, and John Scheurer, and Paul Tanen, all managing directors.
      We are internally managed and our investment professionals manage the investments in our portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no external investment advisory fees, but instead we pay the operating costs associated with employing investment professionals.
Biographical Information for Non-Executive Officers
      Information regarding the business experience of the additional investment professionals who are directors or executive officers is contained under the caption “Management — Biographical Information.”
      Christina L. DelDonna, Managing Director, has been employed by the Company since 1992. Ms. DelDonna has previously worked in a number of other managerial roles during her tenure with the Company. Prior to joining Allied Capital, Ms. DelDonna held several accounting, audit, and financial analyst roles within a variety of industries.
      James A. Fisher, Managing Director, has been employed by the Company since January 2006 and manages Allied Capital’s senior loan origination and underwriting activities. Prior to joining Allied Capital, Mr. Fisher managed the senior loan origination group at Callidus Capital Management, a specialized asset management company, from 2004 to 2006. Previously, Mr. Fisher was a Senior Vice President at JP Morgan Chase in charge of the Middle Market Structured Finance Division from 2000 to 2003, where he also served as a member of the Middle Market Banking Group’s senior management team. He began his career in 1981 with the middle market lending group at JP Morgan Chase and served in various credit and management positions.
      N. John Fontana, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Mr. Fontana was a Principal of Tigris, an operations consulting firm in the consumer products and manufacturing industries from 2002 to 2004. From 1999 to 2002, Mr. Fontana was a turnaround manager working for a series of private equity and venture capital firms. He participated in the buyout and served as Chief

Operating Officer of Electrolux, LLC from 1998 to 1999. From 1994 to 1998, he served as a Partner with Deloitte & Touche Consulting Group where he led turnaround and operating improvement engagements for private equity firms.
      John M. Fruehwirth, Managing Director, has been employed by the Company since 2003. Previously, he worked at Wachovia (formerly First Union) in several merchant banking groups including Wachovia Capital Partners, Leveraged Capital and Middle Market Capital from 1999 to 2003. Prior to that, Mr. Fruehwirth worked in First Union’s Leveraged Finance Group from 1996 to 1998.
      Robert M. Monk, Managing Director, has been employed by the Company since 1993. Prior to joining Allied Capital, Mr. Monk worked in the leveraged finance group at First Union National Bank (currently Wachovia Securities).
      Paul R. Tanen, Managing Director, has been employed by Allied Capital since May 2006, and was also employed by the Company from 2000 until 2004. From 2004 to 2006, Mr. Tanen served as a consultant to the Company. Prior to working with Allied Capital, Mr. Tanen served as a Managing Director at Ridgefield Partners from 1998 to 2000, and was a Founding Member of the private equity group at Charter Oak Partners from 1992 to 1998.
Compensation
      The compensation for the members of our management committee, investment committee, and portfolio management committee includes: (i) base salary; (ii) annual bonus; (iii) individual performance award and/or individual performance bonus; and (iv) stock options. Compensation for the members of our Executive Committee, with the exception of Mr. Walton, consists of: (i) annual retainer; (ii) attendance fee per committee meeting; and (iii) stock options. See “Management” and “Compensation of Executive Officers and Directors.”
Beneficial Ownership
      Each member of the Executive Committee, excluding Messrs. Harper and Pollock, beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $30.21 on June 6, 2006, on the New York Stock Exchange. Messrs. Harper and Pollock beneficially own shares of our common stock with a value of $100,000 to $500,000 and with a value of $500,000 to $1,000,000, respectively, based on the closing price of $30.21 on June 6, 2006, on the New York Stock Exchange. Each member of the management committee, the investment committee and the portfolio management committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $30.21 on June 6, 2006, on the New York Stock Exchange.
Conflicts of Interest
      Because each of the members of the Executive Committee, the management committee, the investment committee, and the portfolio management committee provide portfolio management services of this type only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation earned during the year ended December 31, 2005, by all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.
Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as	Directors
	Compensation	Underlying	Part of	Fees Paid
	from the	Options/	Company	by the
Name	Company (1,2)	SARs (3)	Expenses (1)	Company (4)

Interested Directors:
William L. Walton, Chairman & CEO	$7,381,605	—	$—	$—
Joan M. Sweeney, Chief Operating Officer	4,119,587	—	—
Robert E. Long, Director	84,000	5,000	—	84,000
Independent Directors:
Ann Torre Bates, Director	88,500	5,000	—	88,500
Brooks H. Browne, Director	113,500	5,000	—	113,500
John D. Firestone, Director	66,000	5,000	—	66,000
Anthony T. Garcia, Director	107,000	5,000	—	107,000
Lawrence I. Hebert, Director	101,000	5,000	—	101,000
John I. Leahy, Director	112,500	5,000	—	112,500
Alex J. Pollock, Director	73,500	5,000	—	73,500
Marc F. Racicot, Director	50,000	10,000	—	50,000
Guy T. Steuart II, Director	83,500	5,000	—	83,500
Laura W. van Roijen, Director	92,000	5,000	—	92,000
Executive Officers:
John M. Scheurer, Managing Director	4,167,568	50,000	—	—

(1)	The following table provides detail as to aggregate compensation paid for 2005 to our three highest paid executive officers, including the Chief Executive Officer:

					Other
	Salary	Bonus (5)	IPA	IPB	Benefits

Mr. Walton	$1,528,846	$2,750,000	$1,475,000	$1,475,000	$152,759
Ms. Sweeney	1,019,231	1,500,000	750,000	750,000	100,356
Mr. Scheurer	611,538	2,350,000	550,000	550,000	106,030

For 2005, the Company established individual performance awards (IPA) and individual performance bonuses (IPB). See also “Individual Performance Award” and “Individual Performance Bonus”. Included for each executive officer in “Other Benefits” is, among other things, an employer contribution to the 401(k) Plan, a contribution to the Deferred Compensation Plan I, amounts attributed to travel of non-employee family members when they have accompanied a Compensated Person on a business trip, and health and dental insurance. See also “Employment Agreements.”

(2)	Messrs. Walton, Pollock and Scheurer and Ms. Sweeney deferred $1.6 million, $28 thousand, $0.6 million, and $0.8 million, respectively, of the compensation earned during the year ended December 31, 2005.

(3)	See “— Stock Option Awards” for terms of options granted in 2005.

(4)	Consists only of directors’ fees paid by Allied Capital for 2005. Such fees are also included in the column titled “Aggregate Compensation from the Company”.

(5)	Mr. Scheurer’s 2005 bonus included two one-time lump sum bonuses totaling $1,500,000. See “Retention Agreements” for further discussion.

Compensation of Non-Officer Directors
      Each non-officer director receives an annual retainer of $40,000. In addition, committee chairs receive an annual retainer of $5,000. For each committee meeting attended, Executive Committee members receive $1,500 per meeting; Audit Committee members receive $3,000 per meeting; and members of the Compensation and Corporate Governance/Nominating Committees receive $2,000 per meeting.
      Directors may choose to defer such fees through our Deferred Compensation Plan, and may choose to have invested such deferred income in shares of our common stock through a trust.
      Non-officer directors are eligible for stock option awards under our Amended Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the Annual Meeting of Stockholders at the fair market value on the date of grant. See “Amended Stock Option Plan.”
Stock Option Awards
      The following table sets forth the details relating to option grants in 2005 to Compensated Persons under our Amended Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Amended Stock Option Plan.”

Options Granted During 2005

						Potential Realizable
						Value at Assumed
						Annual Rates
	Number of					of Stock Price
	Securities	Percent of				Appreciation
	Underlying	Total Options	Exercise			Over 10-Year Term (2)
	Options	Granted in	Price Per	Market	Expiration
Name	Granted	2005 (1)	Share	Value	Date	5%	10%

Interested Directors:
William L. Walton(3)	—	—	—	—	—	—	—
Joan M. Sweeney(3)	—	—	—	—	—	—	—
Robert E. Long(4)	5,000	0.07%	$26.80	$26.80	5/17/2015	$84,272	$213,561
Independent Directors:
Ann Torre Bates(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Brooks H. Browne(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
John D. Firestone(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Anthony T. Garcia(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Lawrence I. Hebert(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
John I. Leahy(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Alex J. Pollock(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Marc F. Racicot(4)	10,000	0.15	26.80	26.80	5/17/2015	168,544	427,123
Guy T. Steuart, II(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Laura W. van Roijen(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Executive Officer:
John M. Scheurer(5)	50,000	0.73	27.51	27.51	8/3/2015	865,045	2,192,193

(1)	In 2005, we granted stock options to purchase a total of 6,815,000 shares.

(2)	Potential realizable value is calculated on 2005 stock options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by Allied Capital of the option holder. The potential realizable value will not necessarily be realized.

(3)	In 2005, the Compensation Committee accepted Mr. Walton’s and Ms. Sweeney’s voluntary waiver to receive stock option grants so that there would be sufficient stock option reserves to make market competitive stock option grants to other officers.

(4)	The options granted vest immediately.

(5)	The options granted vest ratably over a three-year period. In the event of a change of control, all outstanding options will become fully vested and exercisable as of the change of control.

      The following table sets forth the details of option exercises by Compensated Persons during 2005 and the values of those unexercised options at December 31, 2005.
Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options as of
	Shares		Options as of 12/31/05		12/31/05 (3)
	Acquired on	Value
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:
William L. Walton(2)	16,821	$139,255	2,623,280	200,000	$23,264,055	$78,000
Joan M. Sweeney	0	0	1,478,220	150,000	12,304,665	58,500
Robert E. Long	5,000	48,650	35,000	0	199,270	0
Independent Directors:
Ann Torre Bates	0	0	20,000	0	115,000	0
Brooks H. Browne	0	0	40,000	0	258,620	0
John D. Firestone	0	0	40,000	0	258,620	0
Anthony T. Garcia	0	0	40,000	0	258,620	0
Lawrence I. Hebert	0	0	40,000	0	258,620	0
John I Leahy	2,500	25,125	37,500	0	228,945	0
Alex J. Pollock	1,000	4,380	9,000	0	32,570	0
Marc F. Racicot	0	0	10,000	0	25,700	0
Guy T. Steuart II	0	0	40,000	0	258,620	0
Laura W. van Roijen	0	0	40,000	0	258,620	0
Executive Officer:
John M. Scheurer	109,393	1,152,293	923,670	125,000	6,890,617	122,250

(1)	Value realized is calculated as the closing market price on the preceding date prior to the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Mr. Walton did not sell any of the shares he received upon the exercise of stock options.

(3)	Value of unexercised options is calculated as the closing market price on December 30, 2005, ($29.37), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 30, 2005.
Employment Agreements
      We entered into employment agreements in 2004 with William L. Walton, our Chairman and CEO, and Joan M. Sweeney, our Chief Operating Officer, each of whom is a Compensated Person. We also entered into an employment agreement in 2004 with Penni F. Roll, our Chief Financial Officer. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.
      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in our Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including, life insurance premiums.
      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of our employees in the event of an executive’s departure for a period of two years.
      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, or within 24 months after a change in control, the executive shall be entitled to severance pay for a period not to exceed 36 months. Severance pay shall include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum amount equal to $3,178,000 for Mr. Walton and $2,831,000 for Ms. Sweeney. In the event of a change in control, Mr. Walton and Ms. Sweeney would be entitled to a tax equalization payment calculated in accordance with Section 280G of the Code on distributions to which the employee is entitled upon termination, and we would also provide compensation to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Code. Such severance pay shall be paid in two installments: 75% of such pay shall be paid at the time of separation, and 25% shall be paid on the second anniversary of such separation. Stock options would cease to vest during the severance period.
      Under the employment agreements, a “Change of Control” currently follows the definition of change of control prior to the enactment of the Jobs Creation Act of 2004. The Jobs Creation Act of 2004 mandates the definition of a “Change of Control.” See “The 2005 Deferred Compensation Plan I.” While we have not amended the employment agreements with our executives to reflect this, the executives have acknowledged that payments will only be made pursuant to the Change of Control provision if such Change of Control meets the definition mandated by the Jobs Creation Act of 2004.
Retention Agreements
      On October 27, 2005, we entered into a recission of the retention agreement with John M. Scheurer, one of our managing directors. Pursuant to the terms of such agreement, we agreed to terminate a retention agreement we had entered into with Mr. Scheurer in March 2005. We entered into the retention agreement with Mr. Scheurer in connection with our consideration of strategic alternatives for our commercial real estate investment portfolio. In May 2005, we announced the completion of a transaction regarding our CMBS and CDO portfolio. As a result, Mr. Scheurer received a one-time lump sum bonus of $500,000 in accordance with the terms of the retention agreement.
      Mr. Scheurer’s retention agreement also provided that he would receive a payment of $1.8 million if the acquirer of our CMBS and CDO portfolio did not offer to employ Mr. Scheurer at a base salary of at least $750,000 and he did not accept employment with the acquirer on other terms. However, because we determined to retain Mr. Scheurer as a managing director, we entered into the recission of the retention agreement with Mr. Scheurer to provide that we will only be obligated to pay Mr. Scheurer the $1.8 million payment due under the retention agreement if his employment with us is terminated prior to July 1, 2006, for any reason other than his voluntary resignation, his death or his termination by Allied Capital for cause.

      In addition, we awarded a one-time lump sum transition services bonus of $1,000,000 to Mr. Scheurer in connection with the sale of our CMBS and CDO portfolio.
Indemnification Agreements
      We have entered into indemnification agreements with our directors and certain senior officers. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.
Compensation Plans
Amended Stock Option Plan
      Our Amended Stock Option Plan is intended to encourage stock ownership in Allied Capital by officers and directors, thus giving them a proprietary interest in our performance. The Amended Stock Option Plan was most recently approved by stockholders on May 12, 2004. At March 31, 2006, there were 32.2 million shares authorized under the Stock Option Plan and the number of shares available to be granted was 2.8 million.
      The Compensation Committee’s principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.
      Stock options are granted under the Amended Stock Option Plan at a price not less than the prevailing market value at the time of the grant and will have realizable value only if our stock price increases. The Compensation Committee determines the amount, if any, and features of the stock options to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.
      The Amended Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Amended Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

      We have received approval from the SEC to grant non-qualified options under the Amended Stock Option Plan to non-officer directors. Pursuant to the SEC order, non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter, on the date of the Annual Meeting of Stockholders.
Stock Ownership Initiative
      In connection with our 2006 Annual Meeting of Stockholders, the stockholders approved the issuance of up to 2,500,000 shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under the Amended Stock Option Plan. Under the initiative, which has been reviewed and approved by our Board of Directors, all optionees who hold vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), would be offered the opportunity to receive cash and common stock in exchange for their voluntary cancellation of their vested stock options. The sum of the cash and common stock to be received by each optionee would equal the “in-the-money” value of the stock option cancelled. As part of this initiative, the Board of Directors is also considering the adoption of a target ownership structure that would establish minimum ownership levels for our senior officers and continue to further align the interests of our officers with those of our stockholders.
401(k) Plan
      We maintain a 401(k) plan (the 401(k) Plan). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $15,000 annually for the 2006 plan year, and to direct the investment of these contributions. Plan participants who are age 50 or older during the 2006 plan year are eligible to defer an additional $5,000 during 2006. The 401(k) Plan allows eligible participants to invest in shares of an Allied Capital Common Stock Fund, consisting of Allied Capital common stock and cash, among other investment options. In addition, during the 2006 plan year, we expect to contribute up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $220,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $220,000 will be made to The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan. See “The 2005 Deferred Compensation Plan I.” On June 6, 2006, the 401(k) Plan held less than 1% of our outstanding shares.
Individual Performance Award
      The Compensation Committee has established a long-term incentive compensation program whereby the Compensation Committee of the Board of Directors determines an Individual Performance Award (IPA) for certain officers annually, generally at the beginning of each year. In determining the award for any one officer, the Compensation Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors. The IPA for 2006 has been determined to be approximately $8.1 million, however, the Compensation Committee may adjust the IPA as needed. The IPAs are deposited in a trust in approximately equal cash installments, on a quarterly basis, and the cash is used to purchase shares of our common stock in the market. See “The 2005 Deferred Compensation Plan II.”

      The following table presents the IPAs that have been awarded by the Compensation Committee for 2006 to the Compensated Persons as well as for all other participants as a group:

2006
Individual
Name and Position	Performance Award(1)

William L. Walton, Chief Executive Officer	$1,475,000
Joan M. Sweeney, Chief Operating Officer	750,000
John M. Scheurer, Managing Director	550,000
All Executive Officers as a Group (excluding the Compensated Persons)	2,690,500
All Non-Executive Officers as a Group	2,617,500

Total	$8,083,000

(1)	Represents IPAs expected to be expensed for financial reporting purposes for 2006 for these officers, assuming each participant remains employed by us throughout the year. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year, or if the Compensation Committee determines that a change to an individual award is needed.
Individual Performance Bonus
      As a result of changes in regulation imposed by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting and retaining top performers in private equity firms, the Compensation Committee recommended to the Board and the Board has approved that a portion of the IPA should be paid as an Individual Performance Bonus (IPB) for 2006, consistent with the practice for paying the IPB in 2005. The IPB for 2006 has been determined to be approximately $8.1 million, however, the Compensation Committee may adjust the IPB as needed. The IPB will be distributed in cash to award recipients in equal bi-weekly installments as long as each recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. The following table presents the IPBs that have been awarded for 2006 for the Compensated Persons, as well as for all other recipients as a group:

2006
Individual
Name and Position	Performance Bonus(1)

William L. Walton, Chief Executive Officer	$1,475,000
Joan M. Sweeney, Chief Operating Officer	750,000
John M. Scheurer, Managing Director	550,000
All Executive Officers as a Group (excluding the Compensated Persons)	2,690,500
All Non-Executive Officers as a Group	2,617,500

Total	$8,083,000

(1)	Represents IPBs expected to be expensed for financial reporting purposes for 2006 for these officers, assuming each recipient remains employed by us throughout the year. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year or if the Compensation Committee determines that a change to an individual award is needed.
The 2005 Deferred Compensation Plan I
      Pursuant to changes in regulation imposed by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, in 2005, we restated and replaced our existing deferred compensation plan DCP I with The 2005 Allied Capital Corporation

Non-Qualified Deferred Compensation Plan (2005 DCP I). The 2005 DCP I is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our directors, employees, and consultants. Any director, senior officer, or consultant is eligible to participate in the 2005 DCP I at such time and for such period as designated by the Board of Directors. The 2005 DCP I is administered through a trust, and we fund this plan through cash contributions. Directors may choose to defer director’s fees through the 2005 DCP I, and may choose to have invested such deferred income in shares of our common stock through a trust. On June 6, 2006, the trust related to the 2005 DCP I held 2,548 shares of our common stock.
      We continue to maintain DCP I and all deferrals made to the DCP I (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, the participant’s deferral account in DCP I will be immediately distributed, either in lump sum or annual installments, as previously elected by the participant. On June 6, 2006, the trust related to the DCP I held 1,517 shares of our common stock.
      In the event of a change of control, all amounts in a participant’s deferral account in DCP I will be immediately distributed to the participant. For purposes of DCP I, “Change of Control” prior to the Jobs Creation Act of 2004 (“Pre-JCA”) was defined as (i) the sale or other disposition of all or substantially all of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifteen percent (15%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the Incumbent Board) cease to constitute at least two-thirds (2/3) of the Board; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/ Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.
      For 2005, all deferrals were made to the 2005 DCP I and shall be distributed pursuant to the terms of this plan in compliance with the Jobs Creation Act of 2004. In the event of termination of employment, the participant’s deferral account in 2005 DCP I will be distributed either in lump sum or annual installments, as previously elected by the participant, however, in no event will the first payment be made earlier than six months after the date of employment termination.
      In the event of a change of control, all amounts in a participant’s deferral account in 2005 DCP I will be immediately distributed to the participant. For purposes of 2005 DCP I, “Change of Control” following the Jobs Creation Act of 2004 (Post-JCA) is defined as (i) the sale or other disposition of at least forty percent (40%) of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifty percent (50%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board (if a majority of the members of the Corporate Governance/ Nominating Committee are members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.
      The Compensation Committee of our Board of Directors administers DCP I and 2005 DCP I. The Board of Directors reserves the right to amend, terminate, or discontinue DCP I and 2005 DCP I, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts paid to his or her deferral accounts.
The 2005 Deferred Compensation Plan II
      In conjunction with the IPA, we established a non-qualified deferred compensation plan (DCP II) in 2004, which is administered through a trust by an independent third-party trustee. In 2005 and pursuant to recent changes in regulation imposed by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, we restated and replaced DCP II with The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II (2005 DCP II). The 2005 DCP II is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our officers. All IPA contributions made for 2005 were made into the 2005 DCP II.
      The IPAs are generally deposited in the trust in equal installments, on a quarterly basis, in the form of cash. The Compensation Committee designed both DCP II and 2005 DCP II to require the trustee to use the cash to purchase shares of our common stock in the market on the New York Stock Exchange. A participant only vests in the award as it is deposited into the trust. The Compensation Committee, in its sole discretion, shall designate the senior officers who will receive IPAs and participate in 2005 DCP II. During any period of time in which a participant has an account in either DCP II or 2005 DCP II, any dividends declared and paid on shares of common stock allocated to the participant’s accounts shall be reinvested by the trustee as soon as practicable in shares of our common stock purchased in the open market.
      We continue to maintain DCP II and all contributions made to DCP II (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, one-third of the participant’s deferral account in DCP II will be immediately distributed, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control (following the Pre-JCA definition for “Change in Control”), all amounts in a participant’s deferral account in DCP II will be immediately distributed to the participant.
      Contributions made to the 2005 DCP II shall be distributed pursuant to the terms of this plan in compliance with the Jobs Creation Act of 2004. In the event of termination of employment, one-third of the participant’s deferral account in 2005 DCP II will be distributed six months after the date of employment termination, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control, (following the Post-JCA definition for “Change of Control”), all amounts in a participant’s deferral account in 2005 DCP II will be immediately distributed to the participant.
      A participant who violates certain non-solicitation covenants contained in the DCP II and 2005 DCP II during the two years after the termination of his or her employment will forfeit back to us the remaining value of his or her deferral accounts.
      The aggregate maximum number of shares of our common stock that the trustee is authorized to purchase in the open market for the purpose of investing the cash from IPAs in DCP II and 2005 DCP II is 3,500,000 shares, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting our common stock. On June 6, 2006, the trust related to the DCP II held 492,016 shares of our common stock and the trust related to the 2005 DCP II held 303,081 shares of our common stock.
      The Compensation Committee of our Board of Directors administers DCP II and 2005 DCP II. The Board of Directors reserves the right to amend, terminate, or discontinue DCP II and 2005 DCP II, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts paid to his or her deferral accounts.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      As of June 6, 2006, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.
      The following table sets forth, as of June 6, 2006, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, the chief executive officer, our executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(1)		of Class(2)	by Directors(3)

Capital Research and Management Company	7,646,020	(4)	5.1%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	3,590,569	(5,6,7)	2.5%	over $100,000
Joan M. Sweeney	1,964,504	(5)	1.4%	over $100,000
Robert E. Long	56,111	(8)	*	over $100,000
Independent Directors:
Ann Torre Bates	29,250	(7,8)	*	over $100,000
Brooks H. Browne	88,713	(7,8)	*	over $100,000
John D. Firestone	77,426	(7,8)	*	over $100,000
Anthony T. Garcia	103,512	(8)	*	over $100,000
Edwin L. Harper	10,400	(8,15)	*	over $100,000
Lawrence I. Hebert	57,800	(8,14)	*	over $100,000
John I. Leahy	62,318	(8)	*	over $100,000
Alex J. Pollock	32,265	(7,8,9)	*	over $100,000
Marc F. Racicot	15,000	(8)	*	over $100,000
Guy T. Steuart II	369,144	(8,10)	*	over $100,000
Laura W. van Roijen	78,925	(7,8)	*	over $100,000

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(1)		of Class(2)	by Directors(3)

Executive Officers:
Kelly A. Anderson	339,362	(5)	*
Scott S. Binder	781,975	(5,7,11)	*
Michael J. Grisius	781,994	(5,7)	*
Jeri J. Harman	301,861	(5)	*
Thomas C. Lauer	158,880	(5,7)	*
Robert D. Long	985,860	(5,7,12)	*
Justin S. Maccarone	281,154	(5)	*
Diane E. Murphy	349,049	(5)	*
Penni F. Roll	813,669	(5)	*
Daniel L. Russell	435,872	(5)	*
John M. Scheurer	1,356,265	(5)	*
John D. Shulman	998,195	(5)	*
Suzanne V. Sparrow	535,904	(5,6)	*
All directors and executive officers as a group (27 in number)	14,343,294	(13)	9.5%

 * Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	Based on a total of 139,984,212 shares of our common stock issued and outstanding on June 6, 2006, and the number of shares of our common stock issuable upon the exercise of stock options exercisable within 60 days held by each executive officer and non-officer director, which totals 11,414,605 in the aggregate.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(4)	Information regarding share ownership was obtained from the Schedule 13F-HR that Capital Research and Management Company filed with the SEC on May 12, 2006.

(5)	Share ownership for the following directors and executive officers includes:

		Owned
		Through	Options
		Deferred	Exercisable
	Owned	Compensation	Within 60 Days	Allocated to
	Directly	Plans(16)	of June 6, 2006	401(k) Plan

Interested Directors:
William L. Walton	467,264	191,568	2,718,634	7,662
Joan M. Sweeney	298,966	95,789	1,553,220	16,529
Executive Officers:
Kelly A. Anderson	112,182	9,204	211,706	6,270
Scott S. Binder	91,260	45,975	642,717	2,023
Michael J. Grisius	68,938	35,525	658,387	19,144
Jeri J. Harman	—	10,194	291,667	—
Thomas C. Lauer	4,421	3,558	150,246	655
Robert D. Long	21,000	38,328	922,354	4,178
Justin S. Maccarone	8,400	6,087	266,667	—
Diane E. Murphy	6,244	18,520	324,272	13
Penni F. Roll	96,472	31,297	674,751	11,149
Daniel L. Russell	1,060	18,966	415,846	—
John M. Scheurer	266,497	72,312	977,837	39,619
John D. Shulman	4,799	36,294	957,102	—
Suzanne V. Sparrow	80,963	9,139	232,699	27,087

(6)	Includes 213,103 shares held by the 401(k) Plan, of which Mr. Walton and Ms. Sparrow are sub-trustees of the fund holding our shares. The sub-trustees disclaim beneficial ownership of such shares.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Bates — 4,250 shares; Browne — 12,280 shares; Firestone — 3,415 shares; Pollock — 1,000 shares; van Roijen — 8,469 shares; Binder — 273 shares; Grisius — 1,171 shares; Lauer — 500 shares; and R.D. Long — 17,000 shares.

(8)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 45,000 shares, except with respect to Ms. Bates who has exercisable options to purchase 25,000 shares, Mr. Leahy who has exercisable options to purchase 42,500 shares, Mr. Pollock who has exercisable options to purchase 14,000 shares, Mr. Racicot who has exercisable options to purchase 15,000 shares and Mr. Harper who has exercisable options to purchase 10,000 shares.

(9)	Includes 4,065 shares held in the Deferred Compensation Plans for Mr. Pollock.

(10)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(11)	Includes 20,000 shares held in a charitable remainder trust.

(12)	Includes 4,000 shares held by a trust for the benefit of Mr. Long’s children.

(13)	Includes a total of 11,414,605 shares underlying stock options exercisable within 60 days of June 6, 2006, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 213,103 shares held by the 401(k) Plan.

(14)	Includes 9,000 shares held in a revocable trust.

(15)	Includes 400 shares held in a revocable trust.

(16)	See “Individual Performance Award” and “The 2005 Deferred Compensation Award II” for a discussion of shares owned through the deferred compensation plans.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
      The following table sets forth certain information, as of June 6, 2006, regarding indebtedness to Allied Capital in excess of $60,000 of any person serving as a director or executive officer of Allied Capital at any time since January 1, 2005. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of December 31, 2005, the total loans outstanding to such executive officers of Allied Capital was $3.9 million or 0.1% of Allied Capital’s total assets at December 31, 2005.
      As a business development company under the Investment Company Act of 1940, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 30, 2002.

		Range of
	Highest Amount	Interest Rates			Amount
	Outstanding				Outstanding at
Name and Position with Company	During 2005	High		Low	June 6, 2006

Executive Officers:
Kelly A. Anderson, Executive Vice President and Treasurer	$496,225	5.96%	–	3.91%	$496,225
Michael J. Grisius, Managing Director	230,727	4.68%	–	3.91%	224,728
Penni F. Roll, Chief Financial Officer	1,224,833	6.24%	–	4.45%	531,525
John M. Scheurer, Managing Director	167,453	4.73%	–	4.73%	—
John D. Shulman, Managing Director	99,991	2.85%	–	2.85%	—
Suzanne V. Sparrow, Executive Vice President and Secretary	626,309	6.18%	–	4.45%	409,328
Joan M. Sweeney, Chief Operating Officer and Director(1)	399,962	4.45%	–	4.45%	399,962

(1)	Ms. Sweeney is an interested director. Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

TAX STATUS
      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in the debt securities. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of the debt securities.
Taxation of us as a Regulated Investment Company
      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code (i.e., net ordinary investment income, including accrued original issue discount, and net realized short-term capital gain in excess of net realized long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gain in excess of net realized short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, we are generally required to distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending December 31 of that calendar year, and (iii) any income realized, but not taxed or distributed in prior years, in order to avoid the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). If we do not satisfy the Excise Tax Avoidance Requirements for any year, we will be required to pay this 4% excise tax on the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The ordinary income or net capital gain income on which the excise tax is paid is generally distributed to shareholders in the next tax year. Depending on the level of ordinary income or net capital gain income for a tax year, we may choose to carry over the portion of such income in excess of our current year distributions into the next tax year and pay the 4% excise tax, as required. We will be subject to federal income tax at the regular corporate rate on any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.
      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities or (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), the securities of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships”.
      If we fail to satisfy the 90% Distribution Requirement or fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available for debt service and distribution to stockholders.
Taxation of Debt Holders
      We intend to describe in a prospectus supplement the United States federal income tax considerations applicable to the debt securities that will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the United States federal income tax considerations applicable to holders of our debt securities that are not “U.S. persons.”
CERTAIN GOVERNMENT REGULATIONS
      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.
      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

•	meets such other criteria as may be established by the SEC.
      Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to our portfolio companies. See “Risk Factors” — “Our ability to invest in private companies may be limited in certain circumstances.”
      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution. This limitation is not applicable to borrowings by our small business investment company subsidiary, and therefore any borrowings by this subsidiary are not included in this asset coverage test pursuant to exemptive relief. See “— Small Business Administration Regulations.”
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the members of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.
      We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.
      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. Our code of ethics is also posted on our website at www.alliedcapital.com. The code of ethics is also filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.
      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 2002.
      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.
      Small Business Administration Regulations. Allied Investments, a wholly owned subsidiary of Allied Capital, is licensed by the Small Business Administration (SBA) as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958.
      Small business investment companies are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual net income after federal income taxes not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, small business investment companies may make loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investments provides long-term loans to qualifying small businesses; equity investments and consulting and other services are typically provided only in connection with such loans.
      Allied Investments is periodically examined and audited by the SBA’s staff to determine its compliance with small business investment company regulations.
      We, through Allied Investments, have debentures payable to the SBA with contractual maturities of ten years. The notes require payment of interest only semi-

annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $124.4 million from the Small Business Administration. At March 31, 2006, we had $16.5 million outstanding.
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferment of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash.
      Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned (and 100% of any previously undistributed and untaxed income) to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income (and 100% of any previously undistributed and untaxed income) exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax, as required.
      In order to maintain our status as a regulated investment company and obtain the tax benefits of such status, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
      Compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to us, including:

•	Our Chief Executive Officer and Chief Financial Officer certify the financial statements contained in our periodic reports through the filing of Section 302 certifications;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our annual report on Form 10-K contains a report from our management on internal control over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting, which must be audited by our independent registered public accounting firm;

•	Our periodic reports disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect our internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.
      We have adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Proxy Voting Policies and Procedures
      We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
      Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
      Shareholders may obtain information regarding how we voted proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to: Corporate Secretary, Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006 or by telephone at (202) 721-6100.
10b5-1 STOCK TRADING PLAN
      Our Board of Directors has established a policy to permit our officers and directors to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers and directors to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established the policy in recognition of the liquidity and diversification objectives of our officers and directors, including the desire of certain of our officers and directors to sell certain shares of our common stock (such as formula award shares that they had acquired in connection with the 1997 merger of the five Allied Capital affiliated companies and shares of our common stock they acquired upon exercise of stock options).
      Our Board of Directors has also established a retained stock ownership policy for our officers and directors who enter into any trading plans pursuant to Rule 10b5-1. The policy aligns the interests of our officers and directors with the interests of shareholders and further promotes our commitment to sound corporate governance. The policy requires that our officers and directors who choose to sell pursuant to Rule 10b5-1 not sell in any one year more than 10% of their owned shares of our common stock or more than 10% of their shares of our common stock issuable upon the exercise of vested stock options.
DIVIDEND REINVESTMENT PLAN
      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. The dividend reinvestment plan is an “opt in” plan, which means that if our Board of Directors declares a cash dividend then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.
      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. Shareholders may change their status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.
      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders who hold shares in the name of a nominee should contact the nominee for details.
      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.
      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK
      Our authorized capital stock consists of 200,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Our Board of Directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.
Common Stock
      At June 6, 2006, there were 139,984,212 shares of common stock outstanding and 25,130,184 shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of June 6, 2006:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	139,984,212
      All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board of Directors out of funds legally available therefor. Our common stock has no preemptive, exchange, conversion, or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.
Preferred Stock
      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
      In addition, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, we maintain a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. The features of preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code.
DESCRIPTION OF NOTES
      As required by U.S. federal law for all bonds and notes of companies that are publicly offered, our debt securities will be governed by a document called an indenture, a contract entered into between us and The Bank of New York, as trustee, dated June 16, 2006. The following discussion sets forth the general terms and provisions relating to the indenture and, therefore, the debt securities. This discussion, however, may not include a discussion of all of the terms and provisions that may be important to you. You should carefully read the indenture accompanying this prospectus and any prospectus supplement and pricing supplement, if any, for all of the terms and provisions that are applicable to any debt securities that we may offer in a particular offering.
      The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are, however, some limitations on the extent to which the trustee acts on your behalf, described later under “— Events of Default — Remedies if an Event of Default Occurs”.

•	Second, the trustee performs administrative duties for us, such as sending you interest and principal payments, transferring your securities to new buyers and sending you notices.
      We may, in our discretion, issue several distinct series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, under the indenture. Each series may be reopened and more securities of such series may be issued under the indenture, or under one or more supplements to the indenture. This section summarizes terms of the debt securities that are common to all series and some other terms that may be applicable. Most of the financial terms of each specific series of debt securities will be described in any prospectus supplement and pricing supplement, if any, accompanying this prospectus. Those terms may vary from the terms described here and may contain some or all of the following:

•	the title and series of the debt securities;

•	any limit on the aggregate principal amount of the debt securities, and whether or not such series may be reopened for additional securities of that series and on what terms;

•	the purchase price of the debt securities, expressed as a percentage of the principal amount;

•	the person to whom any interest on the debt security shall be payable, if other than to the registered holder at the close of business on the regular record date, and the extent to which, or the manner in which, any interest will be paid on a temporary global security;

•	the date or dates on which the principal of, and any premium, if any, on the debt securities will be payable or the method for determining the date or dates of maturity;

•	if the debt securities will bear interest, the interest rate or rates or the method by which the rate or rates will be determined, as well as the date or dates from which any interest will accrue, or the method by which such date or dates shall be determined, the interest payment dates, the record dates for those interest payments and the basis upon which interest shall be calculated or the method by which such date or dates shall be determined;

•	if the debt securities will be issued at a discount, the amount of original issue discount, the method by which the accreted value of the securities will be determined and the dates from and to which original issue discount will accrue;

•	if other than the location specified in this prospectus, the place or places where payments on the debt securities will be made and where the debt securities may be surrendered for registration of transfer or exchange;

•	if we have the option to redeem all or any portion of the debt securities before their final maturity, the terms and conditions upon which the debt securities may be redeemed;

•	our obligation, if any, to redeem, repay or purchase any securities pursuant to any sinking fund or analogous provisions, or at the holder’s option, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies in which, and the terms and conditions upon which any securities shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

•	the currency or currencies in which the debt securities are denominated and payable if other than U.S. dollars and the manner for determining the equivalent thereof;

•	whether the amount of any payments on the debt securities may be determined with reference to an index, a financial or economic measure or pursuant to a formula and the manner in which such amounts are to be determined;

•	if a payment on the securities is due, at either our or the holder’s election, in a currency other than the currency in which the securities are denominated, the currency in which the payment shall be made, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined), and the time and manner of determining the exchange rate between the currency in which such securities are denominated and the currency in which such securities are to be paid;

•	if other than the entire principal amount, the portion of the principal amount of any securities that shall be payable upon declaration of acceleration of the maturity thereof or the method by which such portion shall be determined;

•	if the principal amount payable at maturity of any debt securities will not be determinable as of any date prior to maturity, the amount that will be deemed to be the principal amount of the debt securities as of any such date for any purpose under the indenture, including the principal amount that will be due and payable upon any maturity date or that will be deemed outstanding as of any date prior to maturity;

•	whether the debt securities are to be issued in a form other than global form and any provisions relating thereto;

•	the identity of the security registrar and paying agent for the debt securities if other than the trustee;

•	any deletions from, modifications of or additions to the events of default, covenants or other provisions in the indenture;

•	the applicability of the defeasance and covenant defeasance provisions of the indenture; and

•	any other terms of the debt securities that do not conflict with the provisions of the indenture that cannot otherwise be changed or be inconsistent with the requirements of the Trust Indenture Act of 1939, as amended.
      The prospectus supplement and pricing supplement, if any, accompanying this prospectus will describe special federal income tax consequences of the debt securities, including any special U.S. federal income tax, accounting and other considerations.
      This section summarizes, and any prospectus supplement and pricing supplement, if any, accompanying this prospectus will summarize, all of the material terms of the indenture and your debt securities. They do not, however, describe every aspect of the indenture and your debt securities. The indenture and its associated documents, including your debt securities, contain the full text of the matters described in this section and any prospectus supplement and pricing supplement, if any, accompanying this prospectus.
General
      The debt securities will be our direct unsecured obligations. The indenture permits us to issue debt securities from time to time and debt securities issued under the indenture will be issued as part of a series that has been established by us under such indenture. The debt securities will be unsecured and will rank equally with our other outstanding unsecured indebtedness as described under “— Ranking Compared to Other Creditors”.
Form, Exchange and Transfer
      Unless otherwise specified in a prospectus supplement or pricing supplement, if any, accompanying this prospectus, the securities will be issued:

•	only in registered form without coupons; and

•	in denominations that are even multiples of $1,000.

      You may have your securities broken into more securities of smaller denominations or combined into fewer securities of larger denominations, as long as the denomination is authorized and the total principal amount is not changed. Any of these events is called an “exchange.” Whenever any securities are surrendered for exchange, we and the trustee will execute, authenticate and deliver the securities that you are entitled to receive.
      You may exchange or transfer your securities at the office of the registrar, which may also be the trustee. The registrar acts as our agent for registering securities in the names of holders and for transferring and exchanging securities, as well as maintaining the list of registered holders.
      We can designate additional registrars or paying agents and they would be named in the prospectus supplement or the pricing supplement, if any, accompanying this prospectus. We may cancel the designation of any particular registrar or paying agent. We may also approve a change in the office through which any registrar or paying agent acts. The trustee may act as the registrar, the paying agent or both.
      Under the indenture, there is no charge for exchanges and transfers; however, brokerage charges may apply. You will not be required to pay a service charge to transfer or exchange securities, but you may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange will only be made if the registrar is satisfied with your proof of ownership.
      At certain times, you may not be able to transfer or exchange your securities. If we redeem any series of securities, or any part of any series, then we may prevent you from transferring or exchanging these securities. We may do this during the period beginning 15 calendar days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders so we can prepare the mailing. We may also refuse to register transfers or exchanges of securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any security being partially redeemed.
      We will initially issue all debt securities in global form, which form shall include master notes evidencing medium-term notes, commercial paper or retail notes.
Replacing Your Lost, Mutilated, or Destroyed Certificates
      If you bring a mutilated certificate or coupon to the trustee, we will issue a new certificate or coupon to you in exchange for the mutilated one. Please note that the trustee may have additional requirements that you must meet in order to do this.
      If you claim that a certificate has been lost, completely destroyed, or wrongfully taken from you, then the trustee will give you a replacement certificate if you meet the trustee’s requirements. Also, we may require you to provide reasonable security or indemnity to protect us from any loss we may incur from replacing your certificates. We may also charge you for our expenses in doing this.
Payment and Paying Agents
      We will pay interest to you if you are a direct holder listed in the registrar’s records at the close of business on a particular day in advance of each due date for interest, even if you no longer own the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the “record date” and will be stated in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Holders buying and selling securities must work out between themselves how to compensate for the fact that we will pay all the interest for an interest period to the one who is the registered holder on the record date. The most common manner is to adjust the sales price of the securities to prorate interest fairly between buyer and seller. This prorated interest amount is called “accrued interest.”
      We will pay interest, principal and any other money due on the securities at the corporate trust office of the trustee in New York City. We may also choose to pay interest by mailing checks. We will provide additional information and specifics regarding the payment of interest, principal and any other sums due in the applicable prospectus supplement, or pricing supplement, if any, accompanying this prospectus.
      We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent.
Notices
      We and the trustee will send notices regarding the securities only to direct holders, using their physical or e-mail addresses as listed in the trustee’s records.
      Regardless of who acts as paying agent, all money we forward to a paying agent that remains unclaimed will, at our request, be repaid to the trustee at the end of two years after the amount was due to the direct holder. After that two-year period, you may look only to the trustee for payment and not to us or any other paying agent.
Special Situations
      The following provisions apply to all series of debt securities issued under the indenture, except as set forth in the applicable prospectus supplement and pricing supplement, if any:
      Mergers and Similar Transactions. We are generally permitted to consolidate or merge with another company. We are also permitted to sell substantially all of our assets to another company or to buy substantially all of the assets of another company. However, we may not consolidate or merge with another company or convey, transfer or lease our properties or assets substantially as an entirety or permit another company to consolidate or merge with us unless all the following conditions are met:

•	if we do not survive such transaction or we convey, transfer or lease our properties and assets substantially as an entirety, the acquiring company must be a corporation, limited liability company, partnership or trust, or other corporate form, organized under the laws the United States of America, any country comprising the European Union, the United Kingdom or Japan and such company must agree to be legally responsible for our debt securities, and, if not already subject to the jurisdiction of the United States of America, the new company must submit to such jurisdiction for all purposes with respect to this offering and appoint an agent for service of process;

•	alternatively, we must be the surviving company;

•	immediately after the transaction no event of default will exist; and

•	we have delivered to the trustee a certificate of an officer and an opinion of counsel, each stating that the transaction complies with the indenture and that all conditions precedent to the transaction set forth in the indenture have been satisfied.
      Modification and Waiver of Your Contractual Rights. Under certain circumstances, we can make changes to the indenture and the securities. Some types of changes require the approval of each security holder affected thereby, some require approval by a majority vote with respect to each affected series of securities and some changes do not require any approval at all.
      Changes Requiring Your Specific Approval. First, there are changes that cannot be made to your securities without your specific approval. The following is a list of those types of changes:

•	change the due date of the principal of, or any installment of interest on, any security;

•	reduce the principal amount of, or rate of interest on, any security, including the amount payable upon acceleration of the maturity of that security;

•	change the place or currency of any payment on any security;

•	impair the right to institute suit for enforcement of any payment on or with respect to any security;

•	reduce the percentage of outstanding securities that must consent to a modification or amendment of the indenture;

•	reduce the percentage of outstanding securities that must consent to a waiver of compliance with certain provisions of the indenture, including provisions relating to quorum or voting or for waiver of certain defaults;

•	make any change to this list of changes that requires your specific approval.
      Changes Requiring a Majority Vote of the Holders of a Series of Securities. The second type of change to the indenture and the securities is the kind that requires a vote in favor of such change by security holders owning a majority of the principal amount of the particular series affected. The changes falling in this category are not expressly stated and include those changes that do not require your specific approval, as well as changes that do not fall into the category of changes that do not require any approval.
      Changes Not Requiring Your Approval. The third type of change does not require any vote by the holders any of securities. These changes include, among others, changes to reflect the succession of another entity to us and the assumption by that entity of our obligations and to clarify ambiguous contract terms and other changes that would not adversely affect holders of the securities in any material respect.
      Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust for you money for their payment or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security, but will be deemed not outstanding in determining whether the holders of the requisite amount of securities have acted under the indenture.
      We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding securities that are entitled to vote or take other action under the indenture. However, the indenture does not oblige us to fix any record date at all. If we set a record date for a vote or other action to be taken by holders of a particular series, that vote or action may be taken only by persons who are holders of outstanding securities of that series on the record date, whether or not such persons remain holders after such record date, and must be taken within 180 days following the record date.
      Defeasance and Covenant Defeasance. When we establish a series of debt securities, we may provide that the series be subject to the defeasance and discharge provisions of the indenture. If those provisions are made applicable, we may elect either:

•	to defease and be discharged from, subject to some limitations, all of our obligations with respect to those debt securities; or

•	to be released from our obligations to comply with certain covenants relating to those debt securities.
      To effect the defeasance or covenant defeasance, we must irrevocably deposit in trust with the relevant trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on those debt securities and any mandatory sinking fund or analogous payments on those debt securities.
      On such a defeasance, we will not be released from obligations:

•	to indemnify the trustee;

•	to pay additional amounts, if any, upon the occurrence of some events;

•	to register the transfer or exchange of those debt securities;

•	to replace some of those debt securities;

•	to maintain an office or agency relating to those debt securities; or

•	to hold moneys for payment in trust.
      To establish such a trust we must, among other things, deliver to the relevant trustee an opinion of counsel to the effect that the holders of those debt securities:

•	will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance or covenant defeasance; and

•	will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance or covenant defeasance had not occurred. In the case of defeasance, the opinion of counsel must be based upon a ruling of the IRS or a change in applicable U.S. federal income tax law occurring after the date of the applicable indenture.
      If we effect covenant defeasance with respect to any debt securities, the amount on deposit with the relevant trustee will be sufficient to pay amounts due on the debt securities at the time of their stated maturity. However, those debt securities may become due and payable prior to their stated maturity if there is an event of default with respect to a covenant from which we have not been released. If that happens, the amount on deposit may not be sufficient to pay all amounts due on the debt securities at the time of the acceleration.
      The prospectus supplement and pricing supplement, if any, may further describe the provisions, if any, permitting defeasance or covenant defeasance, including any modifications to the provisions described above.
      Redemption. The indenture under which your debt securities are issued may permit us to redeem your securities. If so, we may be able to pay off your securities before their scheduled maturity. If we have this right with respect to your specific securities, the right will be outlined in the prospectus supplement and/or the applicable pricing supplement. It will also specify when we can exercise this right and how much we will have to pay in order to redeem your debt securities.
      If we choose to redeem your debt securities, we or the trustee will mail written notice to you not less than 20 days and not more than 50 days, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any, prior to redemption. Also, you may be prevented from exchanging or transferring your securities when they are subject to redemption, as described under “— Form, Exchange and Transfer” above. In case any securities are to be redeemed in part only, the notice will provide that, upon surrender of such security, you will receive, without a charge, a new security or securities of authorized denominations representing the principal amount of your remaining unredeemed securities.
Ranking Compared to Other Creditors
      The securities are not secured by any of our property or assets. Accordingly, your ownership of debt securities means you are one of our unsecured creditors.
      Unsecured debt securities will be issued under the indenture. Your securities will rank equally in right of payment with one another, with all our other outstanding unsecured indebtedness, and with our future unsecured indebtedness.
Events of Default
      You will have special rights if an event of default occurs and is not cured, as described later in this subsection.
      What Is an Event of Default? The following constitute events of default under the indenture, unless otherwise specified in the applicable prospectus supplement, and pricing supplement, if any:

•	we fail to make any interest payment on a security when it is due, and we do not cure this default within 30 days;

•	we fail to make any payment of principal when it is due at the maturity of any security, and we do not cure this default within 5 days;

•	we fail to deposit a sinking fund payment when due, and we do not cure this default within 5 days;

•	we fail to comply with the indenture, and after we have been notified of the default by the trustee or holders of 25% in principal amount of the series, we do not cure the default within 60 days;

•	we file for bankruptcy, or other events in bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100 per centum, or

•	any other event of default described as being applicable to any particular series of debt securities.
      Remedies if an Event of Default Occurs. You will have the following remedies if an event of default occurs:
      Acceleration. If an event of default other than an event of default relating to events in bankruptcy, insolvency or reorganization has occurred and has not been cured or waived, then the trustee or the holders of not less than 66 2/3 % in principal amount of the securities of the affected series may declare the entire principal amount of and any and all accrued and unpaid interest on all the securities of that series to be due and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount of the securities of the affected series, if all events of default have been cured or waived and certain other conditions are satisfied.
      If an event of default relating to events in bankruptcy, insolvency or reorganization has occurred, all unpaid principal and accrued and unpaid interest, and liquidated damages, if any, become immediately due and payable without any declaration or other act of the trustee or any holder.
      Special Duties of Trustee. If an event of default occurs, the trustee will have some special duties. In that situation, the trustee will be obligated to use those rights and powers under the indenture granted to it, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.
      Majority Holders May Direct the Trustee to Take Actions to Protect Their Interests. The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an “indemnity.” If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of the relevant series of debt securities may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also direct the trustee in performing any other action under the indenture.
      Individual Actions You May Take if the Trustee Fails to Act. Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an event of default has occurred and remains uncured;

•	the holders of 25% in principal amount of all outstanding securities must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the costs, expenses and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	during the 60-day period, the holders of a majority in principal amount of the securities of that series do not give the trustee a direction inconsistent with the request.
      However, you are entitled at any time to bring an individual lawsuit for the payment of the money due on your security on or after its due date.
      Waiver of Default. The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on your debt security, however, without your individual approval.

We Will Give the Trustee Information About Defaults Periodically
      At the end of each fiscal year we will give to the trustee a written statement of one of our officers certifying that to the best of his or her knowledge we are in compliance with the indenture and the debt securities, or else specifying any default. The trustee may withhold from you notice of any uncured default, except for payment defaults, if it determines that withholding notice is in your best interest.
Certain Covenants
      The indenture under which your debt securities are issued will require us to, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any:

•	duly and punctually pay the principal of and any premium and interest on the debt securities of each series in accordance with the terms of the debt securities and the indenture;

•	maintain an office or agency where your debt securities may be presented or surrendered for payment, registration of transfer or exchange, and where notices and demands to or upon us regarding the securities and the indenture may be served. We will give prompt written notice to the trustee of the location, and any change in the location, of such office or agency;

•	if we act as our own paying agent at any time, segregate and hold in trust, for the benefit of the holders, an amount of money, in the currency in which the securities are payable, sufficient to pay the principal and any premium or interest due on the securities of any series on or before the due date for such payment;

•	do all things necessary to preserve and keep in full force and effect our existence, rights (charter and statutory) and franchises unless failure to do so would not disadvantage the Holders in any material respect;

•	deliver an officers’ certificate to the trustee, within 120 calendar days after the end of each fiscal year, stating whether or not, to the best knowledge of the persons signing the officers’ certificate, we are in default in the performance and observance of any of the terms, provisions and conditions of the indenture and, if we are, specifying all such defaults and the nature and status thereof of which we may have knowledge;

•	maintain, preserve, and keep our material properties that are used in the conduct of our business in good repair, condition and working order, ordinary wear and tear excepted; and

•	pay or discharge when due all taxes, assessments and governmental charges levied or imposed upon us or our income, profits or property, as well as all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon our property, except those contested in good faith or that would not have a material adverse effect on us.
Original Issue Discount Securities
      The debt securities of any series may be issued as original issue discount securities, which means they will be offered and sold at a substantial discount from their principal amount. Only a discounted amount will be due and payable when the trustee declares the acceleration of the maturity of these debt securities after an event of default has occurred and continues, as described under “— Events of Default — Remedies if an Event of Default Occurs” above.
Governing Law
      The indenture and the debt securities will be governed by, and construed in accordance with, the laws of the State of New York.
Book-Entry Debt Securities
      DTC will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
      DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 2.2 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
      DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.
      Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
      To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
      Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
      Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
      Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
      Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts, upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
      DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
      The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.
SPECIAL CONSIDERATIONS UNDER OUR CHARTER AND BYLAWS AND UNDER MARYLAND LAW
      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.
      Our charter and bylaws authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
      We have entered into indemnification agreements with our directors and certain of our senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.
Certain Anti-Takeover Provisions
      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.
Classified Board of Directors
     Our bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.
Issuance of Preferred Stock
     Our Board of Directors, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.
Number of Directors; Vacancies; Removal
     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than fifteen. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified.
      Our bylaws provides that a director may be removed by shareholders only “with cause” and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.
Action by Shareholders
     Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
     Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
      The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our Board of Directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders
     Our bylaws provide that special meetings of shareholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our Corporate Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Amendments; Supermajority Vote Requirements
     Our bylaws impose supermajority vote requirements in connection with the amendment of provisions of our bylaws, including those provisions relating to the classified Board of Directors, the ability of shareholders to call special meetings and the advance notice provisions for shareholder meetings.
Maryland General Corporation Law
     Maryland General Corporation Law provides for the Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.
      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.
      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.
      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3 % of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.
      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3 % of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.
      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.
      The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.
      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.
      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.
      Our Board of Directors has opted out of the Control Share Acquisition Statute through an amendment to our bylaws.
Regulatory Restrictions
     Allied Investments L.P., our wholly owned subsidiary, is a small business investment company. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.
PLAN OF DISTRIBUTION
      We may offer, from time to time, up to $1,000,000,000 in aggregate principal amount of our debt securities. We may sell the debt securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the debt securities will be named in the prospectus supplement or pricing supplement, if any, accompanying this prospectus.
      The distribution of the debt securities may be effected from time to time in one or more transactions at a fixed price equal to 100% of the principal amount thereof or such other price specified in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, or at varying prices relating to prevailing market prices at the time of the offering.
      In connection with the sale of the debt securities, underwriters or agents may receive compensation from us or from purchasers of our debt securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell debt securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of debt securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of debt securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the prospectus supplement or pricing supplement, if any, accompanying this prospectus.

      Any debt securities sold pursuant to a prospectus supplement or pricing supplement, if any, accompanying this prospectus may be quoted on the New York Stock Exchange, or another exchange on which the debt securities are traded.
      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of debt securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
      If so indicated in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase debt securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of debt securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, and such supplements will set forth the commission payable for solicitation of such contracts.
      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.
      In order to comply with the securities laws of certain states, if applicable, debt securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
LEGAL MATTERS
      The validity and enforceability of the debt securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement or pricing supplement, if any, accompanying this prospectus.
CUSTODIANS, TRANSFER AND PAYING AGENT AND REGISTRAR
      Certain of our securities are held in safekeeping by PNC Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006. Other securities are held in custody at Chevy Chase Bank, 7501 Wisconsin Avenue, 14th Floor, Bethesda, Maryland 20814 and Bank of America, 8300 Greensboro Drive, Suite 620 , McLean, Virginia 22102. The Bank of New York, 101 Barclay St., New York, New York acts as our registrar, paying agent and transfer agent for the debt securities.

BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Allied Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The consolidated financial statements as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, and the related financial statement schedule as of December 31, 2005, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, located at 2001 M Street, NW, Washington, DC 20036, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
      With respect to the unaudited interim financial information as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005, included herein, KPMG LLP has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act of 1933.
NOTICE REGARDING ARTHUR ANDERSEN LLP
      Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement, unless it is proved that at the time of such acquisition such person knew of such untruth or omission, may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant. Certain condensed consolidated financial data as of December 31, 2001, and for the year then ended, which is included in this prospectus, was audited by our former independent auditor, Arthur Andersen LLP.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2005 and 2004, including the consolidated statement of investments as of December 31, 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2005. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2005 and 2004. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2005 and 2004, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.
Washington, D.C.
March 9, 2006

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	December 31,	December 31,
	2005	2004
(in thousands, except per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2005-$1,489,782; 2004-$1,389,342)	$1,887,651	$1,359,641
Companies 5% to 25% owned (cost: 2005-$168,373; 2004-$194,750)	158,806	188,902
Companies less than 5% owned (cost: 2005-$1,448,268; 2004-$800,828)	1,432,833	753,543

Total private finance (cost: 2005-$3,106,423; 2004-$2,384,920)	3,479,290	2,302,086
Commercial real estate finance (cost: 2005-$131,695; 2004-$722,612)	127,065	711,325

Total portfolio at value (cost: 2005-$3,238,118; 2004-$3,107,532)	3,606,355	3,013,411

U.S. Treasury bills	100,305	—
Investments in money market securities	121,967	—
Deposits of proceeds from sales of borrowed Treasury securities	17,666	38,226
Accrued interest and dividends receivable	60,366	79,489
Other assets	87,858	72,712
Cash	31,363	57,160

Total assets	$4,025,880	$3,260,998

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2005-$175,000; 2004-$169,000)	$1,193,040	$1,064,568
Revolving line of credit	91,750	112,000
Obligations to replenish borrowed Treasury securities	17,666	38,226
Accounts payable and other liabilities	102,878	66,426

Total liabilities	1,405,334	1,281,220

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 136,697 and 133,099 shares issued and outstanding at December 31, 2005 and 2004, respectively	14	13
Additional paid-in capital	2,177,283	2,094,421
Common stock held in deferred compensation trust	(19,460)	(13,503)
Notes receivable from sale of common stock	(3,868)	(5,470)
Net unrealized appreciation (depreciation) on portfolio	354,325	(107,767)
Undistributed (distributions in excess of) earnings	112,252	12,084

Total shareholders’ equity	2,620,546	1,979,778

Total liabilities and shareholders’ equity	$4,025,880	$3,260,998

Net asset value per common share	$19.17	$14.87

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended
	December 31,

	2005	2004	2003
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$122,450	$91,710	$62,563
Companies 5% to 25% owned	21,924	25,702	25,727
Companies less than 5% owned	172,779	202,230	202,429

Total interest and dividends	317,153	319,642	290,719
Loan prepayment premiums
Companies more than 25% owned	692	—	141
Companies 5% to 25% owned	—	765	685
Companies less than 5% owned	5,558	4,737	7,346

Total loan prepayment premiums	6,250	5,502	8,172
Fees and other income
Companies more than 25% owned	26,673	29,774	18,862
Companies 5% to 25% owned	124	1,618	629
Companies less than 5% owned	23,952	10,554	10,847

Total fees and other income	50,749	41,946	30,338

Total interest and related portfolio income	374,152	367,090	329,229

Expenses:
Interest	76,798	75,650	77,233
Employee	78,300	53,739	36,945
Administrative	70,267	34,686	22,387

Total operating expenses	225,365	164,075	136,565

Net investment income before income taxes	148,787	203,015	192,664
Income tax expense (benefit), including excise tax	11,561	2,057	(2,466)

Net investment income	137,226	200,958	195,130

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)
Companies more than 25% owned	33,237	86,812	1,302
Companies 5% to 25% owned	5,285	43,818	19,975
Companies less than 5% owned	234,974	(13,390)	54,070

Total net realized gains	273,496	117,240	75,347
Net change in unrealized appreciation or depreciation	462,092	(68,712)	(78,466)

Total net gains (losses)	735,588	48,528	(3,119)

Net increase in net assets resulting from operations	$872,814	$249,486	$192,011

Basic earnings per common share	$6.48	$1.92	$1.64

Diluted earnings per common share	$6.36	$1.88	$1.62

Weighted average common shares outstanding — basic	134,700	129,828	116,747

Weighted average common shares outstanding — diluted	137,274	132,458	118,351

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2005	2004	2003
(in thousands, except per share amounts)
Operations
Net investment income	$137,226	$200,958	$195,130
Net realized gains	273,496	117,240	75,347
Net change in unrealized appreciation or depreciation	462,092	(68,712)	(78,466)

Net increase in net assets resulting from operations	872,814	249,486	192,011

Shareholder distributions
Common stock dividends	(314,509)	(299,326)	(267,838)
Preferred stock dividends	(10)	(62)	(210)

Net decrease in net assets resulting from shareholder distributions	(314,519)	(299,388)	(268,048)

Capital share transactions
Sale of common stock	—	70,251	422,005
Issuance of common stock for portfolio investments	7,200	3,227	884
Issuance of common stock upon the exercise of stock options	66,688	32,274	8,571
Issuance of common stock in lieu of cash distributions	9,257	5,836	6,598
Net decrease in notes receivable from sale of common stock	1,602	13,162	6,072
Purchase of common stock held in deferred compensation trust	(7,968)	(13,687)	—
Distribution of common stock held in deferred compensation trust	2,011	184	—
Other	3,683	3,856	413

Net increase in net assets resulting from capital share transactions	82,473	115,103	444,543

Total net increase in net assets	640,768	65,201	368,506
Net assets at beginning of year	1,979,778	1,914,577	1,546,071

Net assets at end of year	$2,620,546	$1,979,778	$1,914,577

Net asset value per common share	$19.17	$14.87	$14.94

Common shares outstanding at end of year	136,697	133,099	128,118

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2005	2004	2003
(in thousands)
Cash flows from operating activities
Net increase in net assets resulting from operations	$872,814	$249,486	$192,011
Adjustments
Portfolio investments	(1,668,113)	(1,472,396)	(930,566)
Principal collections related to investment repayments or sales	1,503,388	909,189	788,328
Change in accrued or reinvested interest and dividends	(6,594)	(52,193)	(44,952)
Amortization of discounts and fees	(1,564)	(5,235)	(12,514)
Change in U.S. Treasury bills	(100,000)	—	—
Change in investments in money market securities	(121,967)	—	—
Changes in other assets and liabilities	33,023	18,716	(9,352)
Depreciation and amortization	1,820	1,433	1,638
Realized gains from the receipt of notes and other securities as consideration from sale of investments, net of collections	(4,293)	(47,497)	(1,668)
Realized losses	69,565	150,462	18,958
Net change in unrealized (appreciation) or depreciation	(462,092)	68,712	78,466

Net cash provided by (used in) operating activities	115,987	(179,323)	80,349

Cash flows from financing activities
Sale of common stock	—	70,251	422,005
Sale of common stock upon the exercise of stock options	66,688	32,274	8,571
Collections of notes receivable from sale of common stock	1,602	13,162	6,072
Borrowings under notes payable and debentures	350,000	340,212	300,000
Repayments on notes payable and debentures	(219,700)	(231,000)	(140,000)
Net borrowings under (repayments on) revolving line of credit	(20,250)	112,000	(204,250)
Redemption of preferred stock	—	(7,000)	—
Purchase of common stock held in deferred compensation trust	(7,968)	(13,687)	—
Other financing activities	(8,333)	(3,004)	(5,137)
Common stock dividends and distributions paid	(303,813)	(290,830)	(264,419)
Preferred stock dividends paid	(10)	(62)	(210)

Net cash provided by (used in) financing activities	(141,784)	22,316	122,632

Net increase (decrease) in cash	(25,797)	(157,007)	202,981
Cash at beginning of year	57,160	214,167	11,186

Cash at end of year	$31,363	$57,160	$214,167

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Senior Loan (6.0%, Due 12/07)(6)	$3,750	$3,750	$—
(Telecommunications)	Subordinated Debt (10.0%, Due 1/08)(6)	881	881	—
	Common Stock (23,513 shares)		27	—

Advantage Sales & Marketing, Inc.	Subordinated Debt (10.5%, Due 9/09)	60,000	59,787	59,787
(Business Services)	Subordinated Debt (18.5%, Due 12/09)	124,000	124,000	124,000
	Common Stock (18,924,976 shares)		73,932	476,578

Alaris Consulting, LLC	Senior Loan (15.8%, Due 12/05 – 12/07) (6)	27,055	27,050	—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Senior Loan (0.7%, Due 12/04 – 12/05) (6)	4,999	4,600	4,097
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		658	892
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Business Loan Express, LLC	Subordinated Debt (6.9%, Due 4/06)	10,000	10,000	10,000
(Financial Services)	Class A Equity Interests	60,693	60,693	60,693
	Class B Equity Interests		119,436	146,910
	Class C Equity Interests		109,301	139,521
	Guaranty ($135,437 — See Note 3)
	Standby Letters of Credit ($34,050 — See Note 3)

Callidus Capital Corporation	Senior Loan (12.0%, Due 12/06)	600	600	600
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	4,832	4,832	4,832
	Common Stock (10 shares)		2,049	7,968

Diversified Group Administrators, Inc.	Preferred Stock (1,000,000 shares)		700	728
(Business Services)	Preferred Stock (1,451,380 shares)		841	841
	Common Stock (1,451,380 shares)		—	502

Financial Pacific Company (Financial Services)	Subordinated Debt (17.4%, Due 2/12 – 8/12)	70,175	69,904	69,904
	Preferred Stock (10,964 shares)		10,276	13,116
	Common Stock (14,735 shares)		14,819	44,180

ForeSite Towers, LLC	Equity Interests		7,620	9,750
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07) (6)	$15,957	$15,957	$15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,201	11,198	11,198
	Preferred Equity Interest		14,067	4,303
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08) (6)	11,392	11,421	4,161
(Business Services)	Common Stock (1,000 shares)		6,542	—

Healthy Pet Corp.	Senior Loan (10.1%, Due 8/10)	4,086	4,086	4,086
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	38,716	38,535	38,535
	Common Stock (25,766 shares)		25,766	25,766

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	5,343
	Warrants		1,155	2,057

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	742

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	58,534	58,298	58,298
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	26,791
	Common Stock (6,200 shares)		6,325	236

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	13,742	13,742	—
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	5,029
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,229	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	621	621	621
(Business Services)	Equity Interest		1,810	2,226

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	31,720	31,720	31,720
(Business Services)	Subordinated Debt (16.0%, Due 4/09)	46,703	46,519	46,519
	Common Stock (57,970 shares)		35,053	88,898
	Standby Letters of Credit ($1,397)

MVL Group, Inc.	Senior Loan (12.1%, Due 7/09)	27,519	27,218	27,218
(Business Services)	Subordinated Debt (14.4%, Due 7/09)	32,905	32,417	32,417
	Common Stock (648,661 shares)		643	3,211

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		2,576	1,864
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/05 - 12/06)	32,640	23,792	23,792
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,224	7,364
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Redox Brands, Inc.	Preferred Stock (2,726,444 shares)		$7,903	$12,097
(Consumer Products)	Warrants		584	500

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$27,041	26,906	26,906
(Business Services)	Common Stock (63,888 shares)		13,662	13,319

Staffing Partners Holding	Subordinated Debt (13.5%, Due 1/07)(6)	6,343	6,343	6,343
Company, Inc.	Preferred Stock (439,600 shares)		4,968	1,812
(Business Services)	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Senior Loan (10.0%, Due 5/07 – 5/09)	25,226	25,226	21,685
Corporation	Common Stock (19,180,000 shares)		37,255	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt (15.3%, Due 3/12)	6,593	6,593	6,593
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	64,963
	Options		—	560

Triview Investments, Inc.(8)	Senior Loan (8.6%, Due 12/06)	7,449	7,449	7,449
(Broadcasting & Cable/	Subordinated Debt (15.0%, Due 7/12)	31,000	30,845	30,845
Consumer Products)	Subordinated Debt (16.8%, Due 7/08 –
	7/12)(6)	19,600	19,520	19,520
	Common Stock (202 shares)		93,889	29,171
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,489,782	$1,887,651

Companies 5% to 25% Owned

Air Evac Lifeteam	Subordinated Debt (13.8%, Due 7/10)	$42,414	$42,267	$42,267
(Healthcare Services)	Equity Interests		3,941	4,025

Aspen Pet Products, Inc.	Subordinated Debt (19.0%, Due 6/08)	20,051	19,959	19,959
(Consumer Products)	Preferred Stock (2,935 shares)		2,154	1,638
	Common Stock (1,400 shares)		140	17
	Warrants		—	—

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	23,639	23,543	23,543
(Industrial Products)	Common Stock (5,073 shares)		5,813	2,200

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	3,219
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. (formerly GAC Investments, Inc.) holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $66.5 million and value of $16.0 million and Triax Holdings, LLC (Consumer Products) with a cost of $85.2 million and a value of $71.0 million. The guaranty and standby letter of credit relate to Longview Cable & Data, LLC.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedBridge Healthcare, LLC	Senior Loan (4.0%, Due 8/09)	$7,093	$7,093	$7,093
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	4,809	4,809	534
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		800	—

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,617	10,588	10,588
(Consumer Products)	Equity Interests		1,708	1,367

Pres Air Trol LLC	Unitranche Debt (12.0%, Due 4/10)	6,138	5,820	5,820
(Industrial Products)	Equity Interests		1,356	318

Progressive International	Subordinated Debt (16.0%, Due 12/09)	7,401	7,376	7,376
Corporation	Preferred Stock (500 shares)		500	884
(Consumer Products)	Common Stock (197 shares)		13	13
	Warrants		—	—

Soteria Imaging Services, LLC	Subordinated Debt (11.8%, Due 11/10)	14,500	13,447	13,447
(Healthcare Services)	Equity Interests		2,153	2,308

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)	10,900	10,862	10,862
(Business Services)	Equity Interests		1,797	1,328

Total companies 5% to 25% owned			$168,373	$158,806

Companies Less Than 5% Owned

Advanced Circuits, Inc.	Senior Loans (10.1%, Due 9/11 – 3/12)	$18,732	$18,642	$18,642
(Industrial Products)	Common Stock (40,000 shares)		1,000	1,000

Anthony, Inc. (Industrial Products)	Subordinated Debt (12.9%, Due 9/11 – 9/12)	14,670	14,610	14,610

Benchmark Medical, Inc.	Warrants		18	190
(Healthcare Services)

BI Incorporated	Subordinated Debt (14.0%, due 2/12)	16,203	16,133	16,133
(Business Services)

Border Foods, Inc. (Consumer Products)	Subordinated Debt (13.0%, Due 12/10)(6)	13,428	12,721	—
	Preferred Stock (140,214 shares)		2,893	—
	Common Stock (1,810 shares)		45	—
	Warrants		910	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

C&K Market, Inc.	Subordinated Debt (13.0%, Due 12/08)	$14,694	$14,638	$14,638
(Retail)

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,973	18,973
CDO Fund I, Ltd.(4)(9)	Class D Notes (17.0%, Due 12/13)	9,400	9,487	9,487
(Senior Debt Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,233	24,233
CLO Fund III, Ltd. (4)(9)
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (9.7%, Due 12/17)	17,000	17,000	17,000
(Senior Debt Fund)	Income Notes		48,108	48,108

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	2,726
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		2,650	2,691
(Private Equity Fund)

CBS Personnel Holdings, Inc. (Business Services)	Subordinated Debt (14.5%, Due 12/09)	20,617	20,541	20,541

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	32,852	32,738	32,738
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,783
(Industrial Products)	Common Stock (2,000 shares)		200	700

Cooper Natural Resources, Inc.	Subordinated Debt (0%, Due 11/07)	840	840	840
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Subordinated Debt (14.6%, Due 2/11)	27,309	27,261	27,261
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,866
	Warrants		2,950	3,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital Corporation, a portfolio company of Allied Capital.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Drilltec Patents & Technologies Company, Inc.	Subordinated Debt (17.0%, Due 8/06)(6)	$1,500	$1,500	$1,500
(Energy Services)	Subordinated Debt (10.0%, Due 8/06)(6)	10,994	10,918	9,792

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,649	83
(Private Equity Fund)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Event Rentals, Inc.	Senior Loans (9.9%, Due 11/11)	18,341	18,244	18,244
(Consumer Services)

Frozen Specialties, Inc.	Warrants		435	470
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	25,618	23,875	23,875
(Energy Services)	Warrants		2,350	2,500

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	3,680	3,680	3,680
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/09)	2,756	2,756	2,756
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		6,914	4,161
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (10.4%, Due 8/11)	33,000	31,794	31,794
(Industrial Products)	Equity Interests		1,048	1,048

Haven Eldercare of New England, LLC(10)	Subordinated Debt (12.0%, Due 8/09)(6)	4,320	4,320	4,320
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0% Due 4/07)(6)	1,319	1,319	485
(Healthcare Services)

HealthASPex Services Inc.	Senior Loans (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (13.5%, Due 9/11)	44,000	43,815	43,815
(Consumer Products)

Homax Holdings, Inc.	Subordinated Debt (12.0%, Due 8/11)	14,000	13,039	13,039
(Consumer Products)	Preferred Stock (89 shares)		89	92
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,492

Icon International, Inc.	Common Stock (25,707 shares)		76	16
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,546	21,460	21,460
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	1,900

Line-X, Inc.	Senior Loan (8.1%, Due 8/11)	4,134	4,111	4,111
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	51,475	51,229	51,229
	Standby Letter of Credit ($1,500)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedAssets, Inc.	Preferred Stock (227,865 shares)		$2,049	$2,893
(Business Services)	Warrants		136	180

Meineke Car Care Centers, Inc.	Senior Loan (8.0%, Due 6/11)	$28,000	27,865	27,865
(Business Services)	Subordinated Debt (11.9%, Due 6/12 – 6/13)	72,000	71,675	71,675
	Common Stock (10,696,308 shares)(11)		26,985	26,629
	Warrants		—	—

MHF Logistical Solutions, Inc.	Unitranche Debt (10.0%, Due 5/11)	22,281	22,177	22,177
(Business Services)	Preferred Stock (431 shares)		431	455
	Common Stock (1,438 shares)		144	211

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,600	3,339
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,855	15,472	15,472
(Energy Services)	Warrants		1,774	3,550

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	38,500	38,743	38,743
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,076	12,076

N.E.W. Customer Service Companies, Inc.	Subordinated Debt (11.0%, Due 7/12)	40,000	40,016	40,016
(Business Services)

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,343
Inc.(3)	Warrants		575	1,296
(Education)

Norwesco, Inc. (Industrial Products)	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,061	81,683	81,683
	Common Stock (559,603 shares)(11)		38,313	38,313
	Warrants		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,669	1,809
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	1,000
(Business Services)

Opinion Research Corporation(3)	Warrants		996	45
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Palm Coast Data, LLC	Senior Loan (7.6%, Due 8/10)	16,100	16,024	16,024
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	29,600	29,461	29,461
	Common Stock (21,743 shares)(11)		21,743	21,743
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	2,500
(Business Services)

Pro Mach, Inc.	Subordinated Debt (13.8%, Due 6/12)	19,275	19,193	19,193
(Industrial Products)	Equity Interests		1,500	1,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Promo Works, LLC	Senior Loan (8.5%, Due 12/11)	$900	$851	$851
(Business Services)	Unitranche Debt (10.3%, Due 12/11)	31,000	30,728	30,728
	Guaranty ($1,650)

RadioVisa Corporation	Unitranche Debt (15.5%, Due 12/08)	27,093	26,993	26,993
(Broadcasting & Cable)

Red Hawk Industries, LLC	Unitranche Debt (11.0%, Due 4/11)	56,343	56,063	56,063
(Business Services)

S.B. Restaurant Company (Retail)	Subordinated Debt (14.6%, Due 11/08 – 12/09)	29,085	28,615	28,615
	Preferred Stock (54,125 shares)		135	135
	Warrants		619	700

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	37

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		3,007	2,969
(Private Equity Fund)

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,323	14,323
(Business Services)	Warrants		710	1,700

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	10,000	9,951	9,951
(Consumer Products)	Equity Interests		889	889

United Site Services, Inc.	Subordinated Debt (12.4%, Due 8/11)	49,712	49,503	49,503
(Business Services)	Common Stock (160,588 shares)		1,000	1,200

Universal Air Filter Company	Senior Loans (7.9%, Due 11/11)	400	390	390
(Industrial Products)	Unitranche Debt (11.0%, Due 11/11)	19,867	19,768	19,768

Universal Tax Systems, Inc.	Subordinated Debt (14.5%, Due 7/11)	19,068	18,995	18,995
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,977	4,686
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	397
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	691
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	676
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	$38,992	$38,992
(Consumer Products)	Warrants		1,219	2,000

Wilshire Restaurant Group, Inc. (Retail)	Subordinated Debt (20.0%, Due 6/07)(6)	22,471	21,930	21,930
	Warrants		735	538

Wilton Industries, Inc.	Subordinated Debt (19.3%, Due 6/08)	4,800	4,800	4,800
(Consumer Products)

Woodstream Corporation (Consumer Products)	Subordinated Debt (13.2%, Due 11/12 – 5/13)	52,397	52,251	52,251
	Common Stock (180 shares)		673	3,336
	Warrants		—	2,365

Other companies	Other debt investments	382	382	382
	Other debt investments(6)	470	470	348
	Other equity investments		8	—
	Guaranty ($135)

Total companies less than 5% owned			$1,448,268	$1,432,833

Total private finance (118 portfolio companies)			$3,106,423	$3,479,290

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2005
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	5	$23,121	$21,844
	7.00%–8.99%	24	48,156	48,156
	9.00%–10.99%	5	25,999	25,967
	11.00%–12.99%	1	338	338
	13.00%–14.99%	1	2,294	2,294
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(12)		38	$103,878	$102,569

Real Estate Owned			$14,240	$13,932

Equity Interests(2) — Companies more than 25% owned (Guarantees — $7,054)			$13,577	$10,564

Total commercial real estate finance			$131,695	$127,065

Total portfolio			$3,238,118	$3,606,355

	Yield	Cost	Value

Liquidity Portfolio
U.S. Treasury bills (Due June 2006)	4.25%	$100,000	$100,305
SEI Daily Income Tr Prime Obligation Fund(13)	4.11%	100,000	100,000

Total liquidity portfolio		$200,000	$200,305

Other Investments in Money Market Securities(13)
PNC Bank Corporate Money Market Deposit Account	4.15%	$21,967	$21,967

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(12)	Commercial mortgage loans totaling $20.8 million at value were on non-accrual status and therefore were considered non-income producing.
(13)	Included in investments in money market securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary, Allied Investments L.P. (“Allied Investments”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as structuring, transaction, management, consulting and other services to the Company and its portfolio companies.
      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”
      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2004 and 2003 balances to conform with the 2005 financial statement presentation.
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies, non-investment grade commercial mortgage-backed securities (“CMBS”), and the bonds and preferred shares of collateralized debt obligations (“CDO”). The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.
      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (“CMBS”), Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)
      On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and real estate related CDO bonds and preferred shares. See Note 3.
      CMBS bonds and CDO and CLO bonds and preferred shares/income notes (“CMBS/CDO/CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CMBS/CDO/CLO Assets as comparable yields in the market change and/or

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CMBS/CDO/CLO Assets on an individual security-by-security basis.
      The Company recognizes income from the amortization of original issue discount using the effective interest method using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS/CDO/CLO Assets from the date the estimated yield was changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Fee Income
      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5.

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation for the years ended December 31, 2005, 2004, and 2003.

	2005	2004	2003
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$872,814	$249,486	$192,011
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(12,717)	(16,908)	(12,294)

Pro forma net increase in net assets resulting from operations	860,097	232,578	179,717
Less preferred stock dividends	(10)	(62)	(210)

Pro forma net income available to common shareholders	$860,087	$232,516	$179,507

Basic earnings per common share:
As reported	$6.48	$1.92	$1.64
Pro forma	$6.39	$1.79	$1.54
Diluted earnings per common share:
As reported	$6.36	$1.88	$1.62
Pro forma	$6.27	$1.76	$1.52
      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2005, 2004, and 2003:

	2005	2004	2003

Risk-free interest rate	4.1%	2.9%	2.8%
Expected life	5.0	5.0	5.0
Expected volatility	35.1%	37.0%	38.4%
Dividend yield	9.0%	8.8%	8.9%
Weighted average fair value per option	$3.94	$4.17	$3.47

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for regular corporate income taxes for these entities. Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $3.6 billion and $3.0 billion at December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, 90% and 92%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements
      In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement expresses no preference for a type of valuation model and was originally effective for most public companies’ interim or annual periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission issued a rule deferring the effective date to January 1, 2006. The scope of the Statement includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. The Statement replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees.
      The Company will adopt the Statement effective January 1, 2006, and it will apply to the options granted by the Company. These options are typically granted with ratable vesting provisions, and the Company intends to amortize the compensation cost over the service period. The Company will use the “modified prospective method” upon adoption. Under the modified prospective method, previously awarded but unvested options are accounted for in accordance with FASB Statement No. 123 except that amounts must be recognized in the statement of operations beginning January 1, 2006, instead of only being disclosed. Awards granted on or after January 1, 2006, will be recognized in the statement of operations. Upon adoption, the Company estimates that the stock based compensation expense related to options granted prior to January 1, 2006, will be approximately $13 million, $10 million, and $3 million for the years ended December 31, 2006, 2007, and 2008, respectively, for stock-based compensation that has not historically been recorded in the Company’s statement of operations. This does not include any expense related to stock options granted on or after January 1, 2006, as the fair value of those stock options will be determined at the time of grant.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio

Private Finance
      At December 31, 2005 and 2004, the private finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Loans and debt securities:
Senior loans	$284,680	$239,838	9.5%	$260,342	$234,628	8.5%
Unitranche debt(2)	294,201	294,201	11.4%	43,900	43,900	14.8%
Subordinated debt	1,610,228	1,560,851	13.8%	1,375,613	1,324,341	14.9%

Total loans and debt securities(3)	2,189,109	2,094,890	13.0%	1,679,855	1,602,869	13.9%
Equity securities	917,314	1,384,400		705,065	699,217

Total	$3,106,423	$3,479,290		$2,384,920	$2,302,086

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2005 and 2004, the cost and value of loans and debt securities include the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt.

(3)	The total principal balance outstanding on loans and debt securities was $2,216.3 million and $1,709.6 million at December 31, 2005 and 2004, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $27.2 million and $29.8 million at December 31, 2005 and 2004, respectively.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.
      Private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.
      Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Interest is generally paid to the Company monthly or quarterly. Senior loans generally have maturities of three to five years. Loans other than senior loans generally carry a fixed rate of interest with maturities of five to ten years. These loans generally have interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
schedules may vary. Interest is generally paid to the Company quarterly. At December 31, 2005 and 2004, 87% and 94%, respectively, of the private finance loans and debt securities carried a fixed rate of interest and 13% and 6%, respectively, carried a floating rate of interest.
      Equity securities consist primarily of securities issued by private companies and may be subject to restrictions on their resale and are generally illiquid. The Company may incur costs associated with making buyout investments, such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs, which will be added to the cost basis of the Company’s equity investment. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      The Company’s largest investments at value at December 31, 2005 and 2004, were in Advantage Sales & Marketing, Inc. (“Advantage”) and Business Loan Express, LLC (“BLX”).
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which is subject to dilution by a management option pool. The Company’s investment totaled $257.7 million at cost and $660.4 million at value at December 31, 2005, and $258.7 million at cost and $283.0 million at value at December 31, 2004. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      Total interest and related portfolio income earned from the Company’s investment in Advantage for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
($ in millions)
Interest income	$30.9	$15.5
Fees and other income	6.5	5.8

Total interest and related portfolio income	$37.4	$21.3

      Interest income from Advantage for the year ended December 31, 2004, included interest income of $2.2 million that was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt in 2004, which was subsequently paid in cash in 2005. Interest income from Advantage for the year ended December 31, 2005, did not include any income that was paid in kind.
      Net change in unrealized appreciation or depreciation for the years ended December 31, 2005 and 2004, included $378.4 million and $24.3 million, respectively, of unrealized appreciation related to the Company’s investment in Advantage, and no change for the year ended December 31, 2003.
      In March 2006, the Company signed a definitive agreement to sell a majority equity interest in Advantage. The Company will retain an equity investment in the business as a minority shareholder. Based on the definitive agreement, Advantage will sell for an enterprise value of approximately $1.05 billion, subject to pre- and post-closing adjustments. The sale transaction is expected to close by March 31, 2006, subject to certain closing conditions.
      Business Loan Express, LLC. The Company’s investment in BLX totaled $299.4 million at cost and $357.1 million at value at December 31, 2005, and $280.4 million at cost and $335.2 million at value at December 31, 2004. BLX is a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. At December 31, 2005 and 2004, the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders. BLX is headquartered in New York, NY.
      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
($ in millions)
Interest income on subordinated debt and Class A equity interests	$14.3	$23.2	$21.9
Dividend income on Class B equity interests	14.0	14.8	7.8
Loan prepayment premiums	—	—	0.1
Fees and other income	9.2	12.0	16.9

Total interest and related portfolio income	$37.5	$50.0	$46.7

      Interest and dividend income from BLX for the years ended December 31, 2005, 2004, and 2003, included interest and dividend income of $8.9 million, $25.4 million, and $17.5 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in BLX of $2.9 million and $51.7 million for the years ended December 31, 2005 and 2003, respectively, and a net decrease in unrealized appreciation of $32.3 million for the year ended December 31, 2004.
      At December 31, 2004, the Company’s subordinated debt investment in BLX was $44.6 million at cost and value. Effective January 1, 2005, this debt plus accrued interest of $0.2 million was exchanged for Class B equity interests, which are included in private finance equity interests. Since the subordinated debt is no longer outstanding, the amount of taxable income available to flow through to BLX’s equity holders will increase by the amount of interest that would have otherwise been paid on this debt.
      At December 31, 2005, the Company had a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to BLX which matures on April 30, 2006. There was $10.0 million outstanding under this facility at December 31, 2005.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.
      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up to $40 million. At December 31, 2005 and 2004, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.
      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) on BLX’s three-year $275.0 million revolving credit facility, which includes a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. The facility matures in January 2007. The amount guaranteed by the Company at December 31, 2005 and 2004, was $135.4 million and $94.6 million, respectively. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at December 31, 2005 and 2004. At December 31, 2005 and 2004, the Company had also provided four standby letters of credit totaling $34.1 million and $35.6 million, respectively, in connection with four term securitization transactions completed by BLX. In consideration for providing the guaranty and the standby letters of credit, BLX paid the Company fees of $6.3 million, $6.0 million, and $4.1 million for the years ended December 31, 2005, 2004, and 2003, respectively.
      The Hillman Companies, Inc. On March 31, 2004, the Company sold its control investment in Hillman, which was one of the Company’s largest investments, for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction including a gain of $1.3 million realized after closing, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount.
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) At December 31, 2005, the Company owned bonds and preferred shares/income notes in two collateralized loan obligations (CLOs) totaling $89.3 million at value and bonds in one collateralized debt obligation (CDO) totaling $28.5 million at value. At December 31, 2004, the Company owned

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
the preferred shares in one CLO totaling $23.9 million at value. These CLOs and CDO are managed by Callidus Capital Corporation.
      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.
      At December 31, 2005, the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 85% of the face value of the securities issued in these CLOs and CDO. At December 31, 2005 and 2004, the face value of the CLO and CDO preferred shares/income notes held by the Company were subordinate to approximately 86% and 91%, respectively, of the face value of the securities issued in these various CLOs and CDO.
      At December 31, 2005 and 2004, the Company owned CLO and CDO investments issued in three and one issuances, respectively, which had underlying collateral assets, consisting primarily of senior debt, that were issued by 336 issuers and 151 issuers, respectively, and had balances as follows:

	2005	2004
($ in millions)
Bonds	$230.7	$—
Syndicated Loans	704.0	377.0
Cash(1)	238.4	12.7

Total underlying collateral assets	$1,173.1	$389.7

(1)	Includes undrawn liability amounts.
     At December 31, 2005 and 2004, there were no delinquencies in the underlying collateral assets of the CLO and CDO issuances owned by the Company.
      The initial yields on the CLO and CDO bonds, preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO bond, preferred share or income note ages, the estimated future cash flows will be updated based on the estimated performance of the underlying collateral assets, and the respective yield will be adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Loans and Debt Securities on Non-Accrual Status. At December 31, 2005 and 2004, private finance loans and debt securities at value not accruing interest were as follows:

	2005	2004
($ in thousands)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$15,622	$34,374
Companies less than 5% owned	11,417	16,550
Loans and debt securities not in workout status
Companies more than 25% owned	58,047	29,368
Companies 5% to 25% owned	534	678
Companies less than 5% owned	49,458	15,864

Total	$135,078	$96,834

      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at December 31, 2005 and 2004, were as follows:

	2005	2004

Industry
Business services	45%	32%
Financial services	15	21
Consumer products	14	20
Industrial products	10	8
Retail	3	2
Healthcare services	2	8
Energy services	2	2
Broadcasting and cable	1	2
Other(1)	8	5

Total	100%	100%

Geographic Region(2)
West	34%	27%
Mid-Atlantic	29	40
Midwest	21	15
Southeast	12	14
Northeast	4	4

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds. These funds invest in senior debt representing a variety of industries.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued

Commercial Real Estate Finance
      At December 31, 2005 and 2004, the commercial real estate finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
CMBS bonds	$—	$—		$383,310	$373,805	14.6%
CDO bonds and preferred shares	—	—		212,590	212,573	16.8%
Commercial mortgage loans	103,878	102,569	7.6%	99,373	95,056	6.8%
Real estate owned	14,240	13,932		16,170	16,871
Equity interests	13,577	10,564		11,169	13,020

Total	$131,695	$127,065		$722,612	$711,325

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.
     CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.
      Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions, and a transition services agreement, pursuant to which the Company agreed to provide certain transition services for a limited transition period.
      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, the Company agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, subject to certain limitations and excluding the Company’s existing portfolio and related activities.
      Services provided under the transition services agreement were completed on July 13, 2005. For the year ended December 31, 2005, the Company received a total of $1.4 million under the transition services agreement as reimbursement for employee and administrative expenses.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      CMBS. At December 31, 2004, CMBS bonds consisted of the following:

2004
($ in thousands)
Face	$1,043,688
Original issue discount	(660,378)

Cost	$383,310

Value	$373,805

      The underlying rating classes of the CMBS bonds at cost and value at December 31, 2004, were as follows:

	2004

			Percentage
			of Total
	Cost	Value	Value
($ in thousands)
AA	$4,669	$4,658	1.2%
A	4,549	4,539	1.2
BBB-	9,029	9,016	2.4
BB+	7,195	7,695	2.1
BB	5,940	5,952	1.6
BB-	7,490	7,676	2.1
B+	13,123	15,318	4.1
B	61,767	62,582	16.7
B-	89,341	88,099	23.6
CCC+	22,506	18,585	5.0
CCC	24,078	20,306	5.4
CCC-	—	—	—
CC	998	610	0.2
Unrated	132,625	128,769	34.4

Total	$383,310	$373,805	100.0%

      The CMBS bonds in which the Company invested were junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages was generally allocated first to the senior tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow was allocated, generally, among the other tranches in order of their relative seniority. To the extent there were defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the most subordinate tranche bore this loss first. At December 31, 2004, the face value of the CMBS bonds rated BBB- and below held by the Company were subordinate to 84% to 99% of the face value of the bonds issued in these various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invested were junior in priority for payment of interest and principal, the Company invested in these CMBS bonds at a discount from the face amount of the bonds.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      At December 31, 2004, the Company held CMBS bonds in 45 separate CMBS issuances. The underlying collateral pool, consisting of commercial mortgage loans and real estate owned (“REO”) properties, for these CMBS issuances consisted of the following at December 31, 2004:

2004
($ in millions)
Approximate number of loans and REO properties(1)	6,200
Total outstanding principal balance	$42,759
Loans over 30 days delinquent or classified as REO properties(2)	1.6%(3)

(1)	Includes approximately 39 REO properties obtained through the foreclosure of commercial mortgage loans at December 31, 2004.

(2)	As a percentage of total outstanding principal balance.

(3)	At December 31, 2004, the Company’s investments included bonds in the first loss, unrated bond class in 43 separate CMBS issuances. For these issuances, loans over 30 days delinquent or classified as REO properties were 1.7% of the total outstanding principal balance at December 31, 2004.
     The Company’s yield on its CMBS bonds was based upon a number of assumptions that were subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS bonds that are a result of the general condition of the real estate market, including vacancies, changes in market rental rates and tenant credit quality. The initial yield on each CMBS bond was generally computed assuming an approximate 1% loss rate on its underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six, and nine. As each CMBS bond aged, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool was updated, and the respective yield was adjusted as appropriate. Changes in estimated yield were recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield was changed.
      At December 31, 2004, the unamortized discount related to the CMBS bond portfolio was $660.4 million and the Company had set aside $346.5 million of this unamortized discount to absorb potential future losses. The yield on the CMBS bonds of 14.6% at December 31, 2004, assumed that this amount that has been set aside would not be amortized.
      At December 31, 2004, the Company had reduced the face amount and the original issue discount on the CMBS bonds for specifically identified losses of $110.3 million which had the effect of also reducing the amount of unamortized discount set aside to absorb potential future losses since those losses have now been recognized. The reduction of the face amount and the original issue discount on the CMBS bonds to reflect specifically identified losses did not result in a change in the cost basis of the CMBS bonds.
      The Company completed a securitization of $53.7 million of commercial mortgage loans during 2004. In connection with this securitization, the Company received proceeds, net of costs, of $54.0 million, which included cash, A and AA rated bonds, and LLC interests. The bonds and LLC interests are included in the CMBS portfolio at December 31, 2004. The realized gain from this securitization was $0.3 million.
      CDOs. At December 31, 2004, the Company owned BB+ rated bonds in one CDO totaling $5.9 million at value and preferred shares in nine CDOs totaling $206.7 million at value.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The bonds and preferred shares of the CDOs in which the Company invested were junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. Cash flow from the underlying collateral generally was allocated first to the senior bond tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow was generally distributed to the preferred shareholders. To the extent there were defaults and unrecoverable losses on the underlying collateral that result in reduced cash flows, the preferred shares bore this loss first and then the bonds bore any loss after the preferred shares. At December 31, 2004, the Company’s bonds and preferred shares in the CDOs were subordinate to 70% to 98% of the more senior tranches of debt issued in the various CDO transactions. In addition, included in the CMBS collateral for the CDOs at December 31, 2004, were certain CMBS bonds that were senior in priority of repayment to certain lower rated CMBS bonds held directly by the Company.
      At December 31, 2004, the underlying collateral for the Company’s investment in the outstanding CDO issuances had balances as follows:

($ in millions)	2004

Investment grade REIT debt(1)	$1,532.5
Investment grade CMBS bonds(2)	918.8
Non-investment grade CMBS bonds(3)	1,636.4
Other collateral	355.8

Total collateral	$4,443.5

(1)	Issued by 44 REITs for the period presented.
(2)	Issued in 121 transactions for the period presented.
(3)	Issued in 109 transactions for the period presented.
     The initial yields on the CDO bonds and preferred shares were based on the estimated future cash flows from the assets in the underlying collateral pool to be paid to these CDO classes. As each CDO bond and preferred share aged, the estimated future cash flows were updated based on the estimated performance of the collateral, and the respective yield was adjusted as necessary.
      As of December 31, 2004 and 2003, the Company acted as the disposition consultant with respect to six and five, respectively, of the CDOs, which allowed the Company to approve disposition plans for individual collateral securities. For these services, the Company collected annual fees based on the outstanding collateral pool balance, and for the years ended December 31, 2004 and 2003, these fees totaled $1.7 million and $1.2 million, respectively.
      Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2005, approximately 97% and 3% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2004, approximately 94% and 6% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2005 and 2004, loans with a value of $20.8 million and $18.0 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2005 and 2004, were as follows:

	2005	2004

Property Type
Hospitality	37%	49%
Housing	30	5
Retail	16	21
Office	11	17
Other	6	8

Total	100%	100%

Geographic Region
Mid-Atlantic	31%	20%
Southeast	25	26
Midwest	21	30
West	18	16
Northeast	5	8

Total	100%	100%

Note 4. Debt
      At December 31, 2005 and 2004, the Company had the following debt:

	2005				2004

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in thousands)
Notes payable and debentures:
Unsecured notes payable	$1,164,540	$1,164,540	6.2%		$981,368	$981,368	6.5%
SBA debentures	28,500	28,500	7.5%		84,800	77,500	8.2%
OPIC loan	—	—	—		5,700	5,700	6.6%

Total notes payable and debentures	1,193,040	1,193,040	6.3%		1,071,868	1,064,568	6.6%
Revolving line of credit	772,500	91,750	5.6	%(2)	552,500	112,000	4.7	%(2)

Total debt	$1,965,540	$1,284,790	6.5	%(3)	$1,624,368	$1,176,568	6.6	%(3)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees and other facility fees of $3.3 million and $1.8 million at December 31, 2005 and 2004, respectively.

(3)	The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees regardless of the amount outstanding on the facility as of the balance sheet date.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
  Notes Payable and Debentures
      Unsecured Notes Payable. The Company has issued unsecured long-term notes to institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At December 31, 2005, the notes had remaining maturities of four months to seven years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement. During the second quarter of 2005, the Company repaid $40.0 million of the unsecured notes payable.
      On October 13, 2005, the Company issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. The Company used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%.
      On November 15, 2004, the Company issued $252.5 million of five-year and $72.5 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.5% and 6.0%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. In addition, on November 15, 2004, $102.0 million of the Company’s existing unsecured long-term notes matured and the Company used the proceeds from the new long-term note issuance to repay this debt. During 2004, the Company also repaid $112.0 million of the unsecured notes payable that matured on May 1, 2004.
      On March 25, 2004, the Company issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s existing unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      SBA Debentures. At December 31, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 6.4%. At December 31, 2005, the debentures had remaining maturities of five to six years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. During the years ended December 31, 2005 and 2004, the Company repaid $49.0 million and $17.0 million, respectively, of the SBA debentures.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at December 31, 2005, were as follows:

Year	Amount Maturing

($ in thousands)
2006	$175,000
2007	—
2008	153,000
2009	267,040
2010	408,000
Thereafter	190,000

Total	$1,193,040

Revolving Line of Credit
      At December 31, 2005, the Company had an unsecured revolving line of credit with a committed amount of $772.5 million. The revolving line of credit, which closed on September 30, 2005, replaced the Company’s previous revolving line of credit and expires on September 30, 2008. The revolving line of credit may be expanded through new or additional commitments up to $922.5 million at the Company’s option. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.30% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount. The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      At December 31, 2004, the Company had an unsecured revolving line of credit with a committed amount of $552.5 million. During the second quarter of 2005, the Company extended the maturity of the line of credit to April 2006 under substantially similar terms, which required the payment of an extension fee of 0.3% on existing commitments of $587.5 million. The interest rate on outstanding borrowings increased by 0.50% during the extension period. During the extension period, the facility generally bore interest at a rate, at the Company’s option, equal to (i) the one-month LIBOR plus 2.00%, (ii) the Bank of America, N.A. cost of funds plus 2.00% or (iii) the higher of the Bank of America, N.A. prime rate plus 0.50% or the Federal Funds rate plus 1.00%. During the extension period, the facility required an annual commitment fee equal to 0.25% of the committed amount.
      The annual cost of commitment fees and other facility fees was $3.3 million and $1.8 million at December 31, 2005 and 2004, respectively.
      The average debt outstanding on the revolving line of credit was $33.3 million and $75.2 million, respectively, for the years ended December 31, 2005 and 2004. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2005 and 2004, were $263.3 million and 4.4%, respectively, and $353.0 million and 3.1%, respectively. At December 31, 2005, the amount available under the revolving line of credit was $643.6 million,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
net of amounts committed for standby letters of credit of $37.1 million issued under the credit facility.

Fair Value of Debt
      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.3 billion and $1.2 billion at December 31, 2005 and 2004, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance
      The Company has various financial and operating covenants required by the notes payable and debentures and the revolving line of credit. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2005 and 2004, the Company was in compliance with these covenants.
Note 5. Guarantees
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2005 and 2004, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $148.6 million and $100.2 million, respectively, and had extended standby letters of credit aggregating $37.1 million and $44.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $185.7 million and $144.3 million at December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, $2.5 million and $0.8 million, respectively, had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.
      As of December 31, 2005, the guarantees and standby letters of credit expired as follows:

	Total	2006	2007	2008	2009	2010	After 2010
(in millions)
Guarantees	$148.6	$1.3	$136.2	$3.1	$2.5	$—	$5.5
Standby letters of credit(1)	37.1	0.1	—	37.0	—	—	—

Total	$185.7	$1.4	$136.2	$40.1	$2.5	$—	$5.5

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees, continued
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.
      At December 31, 2005, the Company had outstanding commitments to fund investments totaling $302.8 million, including $221.6 million related to private finance investments and $81.2 related to commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by April 2007. The aggregate outstanding principal balance of these sold loans was $11.4 million at December 31, 2005.
Note 6. Shareholders’ Equity
      Sales of common stock for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005(1)	2004	2003
(in thousands)
Number of common shares	—	3,000	18,700

Gross proceeds	$—	$75,000	$442,680
Less costs, including underwriting fees	—	(4,749)	(20,675)

Net proceeds	$—	$70,251	$422,005

(1)	The Company did not sell any common stock during the year ended December 31, 2005.
     The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Centers, Inc. during the year ended December 31, 2005, 0.1 million shares of common stock with a value of $3.2 million as consideration for an investment in Legacy Partners Group, LLC during the year ended December 31, 2004, and 32 thousand shares of common stock with a value of $0.9 million as consideration for an investment in Callidus Capital Corporation for the year ended December 31, 2003.
      The Company issued 3.0 million shares, 1.6 million shares, and 0.4 million shares of common stock upon the exercise of stock options during the years ended December 31, 2005, 2004, and 2003, respectively.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the years ended December 31, 2005, 2004, and 2003, the Company issued new shares in order to satisfy dividend reinvestment requests.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 6. Shareholders’ Equity, continued
      Dividend reinvestment plan activity for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
(in thousands, except per share amounts)
Shares issued	331	222	279
Average price per share	$28.00	$26.34	$23.60
Note 7. Earnings Per Common Share
      Earnings per common share for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$872,814	$249,486	$192,011
Less preferred stock dividends	(10)	(62)	(210)

Income available to common shareholders	$872,804	$249,424	$191,801

Weighted average common shares outstanding — basic	134,700	129,828	116,747
Dilutive options outstanding to officers	2,574	2,630	1,604

Weighted average common shares outstanding — diluted	137,274	132,458	118,351

Basic earnings per common share	$6.48	$1.92	$1.64

Diluted earnings per common share	$6.36	$1.88	$1.62

Note 8. Employee Compensation Plans
      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $14 thousand annually for the 2005 plan year. Plan participants who were age 50 or older during the 2005 plan year were eligible to defer an additional $4 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2005, the maximum compensation was $0.2 million. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account. Total 401(k) contribution expense for the years ended December 31, 2005, 2004, and 2003, was $1.0 million, $0.9 million, and $0.7 million, respectively.
      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan on compensation deemed ineligible for a 401(k) contribution. Contribution

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
expense for the deferred compensation plan for the years ended December 31, 2005, 2004, and 2003, was $0.7 million, $0.7 million, and $0.4 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at December 31, 2005 and 2004, totaled $16.6 million and $16.1 million, respectively.
      The Company has an Individual Performance Award (“IPA”) plan, which was established as a long-term incentive compensation program for certain officers in the first quarter of 2004. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA is generally determined annually at the beginning of each year but may be adjusted throughout the year. The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the years ended December 31, 2005 and 2004, 0.3 million shares and 0.5 million shares, respectively, were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At December 31, 2005 and 2004, common stock held in DCP II was $19.5 million and $13.5 million, respectively, and the IPA liability was $22.3 million and $13.1 million, respectively.
      The IPA expenses for the years ended December 31, 2005 and 2004, were as follows:

	2005	2004
($ in millions)
IPA contributions	$7.0	$13.4
IPA mark to market expense (benefit)	2.0	(0.4)

Total IPA expense	$9.0	$13.0

      The Company also has an individual performance bonus (“IPB”) plan which was established in 2005. The IPB for 2005 was distributed in cash to award recipients in equal bi-weekly installments as long as the recipient remained employed by the Company. If a recipient terminated employment during the year, any remaining cash payments under the IPB were forfeited. For the year ended December 31, 2005, the IPB expense was $6.9 million. The IPA and IPB expenses are included in employee expenses.
Note 9. Stock Option Plan

The Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over a three- to five-year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      At December 31, 2005, there were 32.2 million shares authorized under the Option Plan and the number of shares available to be granted under the Option Plan was 3.0 million. At December 31, 2004, there were 32.2 million shares authorized under the Option Plan and the number of shares available to be granted under the Option Plan was 7.9 million.
      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2005, 2004, and 2003, was as follows:

		Weighted
		Average
		Exercise Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 2003	14,689	$20.57

Granted	1,045	$22.74
Exercised	(408)	$21.01
Forfeited	(442)	$21.66

Options outstanding at December 31, 2003	14,884	$20.68

Granted	8,170	$28.34
Exercised	(1,635)	$19.73
Forfeited	(1,059)	$26.07

Options outstanding at December 31, 2004	20,360	$23.55

Granted	6,815	$27.37
Exercised	(2,988)	$22.32
Forfeited	(1,928)	$27.83

Options outstanding at December 31, 2005	22,259	$24.52

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      The following table summarizes information about stock options outstanding at December 31, 2005:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)
$16.81 — $17.75	2,244	4.36	$16.92	2,244	$16.92
$17.88 — $21.38	2,056	2.23	$20.99	2,056	$20.99
$21.52	3,423	6.95	$21.52	3,423	$21.52
$21.59 — $24.15	2,334	6.17	$22.07	2,072	$21.92
$24.44 — $26.80	1,965	8.45	$26.14	1,023	$26.16
$27.00 — $27.38	240	8.17	$27.12	125	$27.15
$27.51	5,575	9.59	$27.51	—	$—
$28.98	4,422	8.19	$28.98	2,205	$28.98

	22,259	7.22	$24.52	13,148	$22.38

      The Company accounts for its stock options as required by APB Opinion No. 25, Accounting for Stock Issued to Employees, and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant.
     Notes Receivable from the Sale of Common Stock
      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2005 and 2004, the Company had outstanding loans to officers of $3.9 million and $5.5 million, respectively. Officers with outstanding loans repaid principal of $1.6 million, $13.2 million, and $6.1 million, for the years ended December 31, 2005, 2004, and 2003, respectively. The Company recognized interest income from these loans of $0.2 million, $0.5 million, and $1.3 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes
      For the years ended December 31, 2005, 2004, and 2003, the Company declared the following distributions:

	2005		2004		2003

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)
First quarter	$76,100	$0.57	$73,357	$0.57	$62,971	$0.57
Second quarter	76,229	0.57	73,465	0.57	64,503	0.57
Third quarter	78,834	0.58	74,010	0.57	68,685	0.57
Fourth quarter	79,247	0.58	75,833	0.57	71,679	0.57
Extra dividend	4,099	0.03	2,661	0.02	—	—

Total distributions to common shareholders	$314,509	$2.33	$299,326	$2.30	$267,838	$2.28

      For income tax purposes, distributions for 2005, 2004, and 2003, were composed of the following:

	2005		2004		2003

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)
Ordinary income	$157,255	$1.17	$145,365	$1.12	$212,272	$1.81
Long-term capital gains	157,254	1.16	153,961	1.18	55,566	0.47

Total distributions to common shareholders(1)(2)(3)	$314,509	$2.33	$299,326	$2.30	$267,838	$2.28

(1)	For the years ended December 31, 2005, 2004 and 2003, ordinary income included dividend income of approximately $0.03 per share, $0.04 per share, and $0.05 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate. For the year ended December 31, 2005, capital gain income subject to the 25% rate on unrecognized Code section 1250 gains was $0.0097 per share.

(2)	For the year ended December 31, 2005, ordinary income that was classified as excess inclusion was $0.0063 per share.

(3)	For certain eligible corporate shareholders, the dividend received deduction for 2005, 2004 and 2003 was $0.034 per share, $0.038 per share, and $0.044 per share, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
     The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2005, 2004, and 2003:

	2005	2004	2003

($ in thousands)	(ESTIMATED)(1)
Financial statement net increase in net assets resulting from operations	$872,814	$249,486	$192,011
Adjustments:
Net change in unrealized appreciation or depreciation	(462,092)	68,712	78,466
Amortization of discounts and fees	17,527	(5,420)	948
Interest- and dividend-related items	1,084	6,277	(2,400)
Employee compensation-related items	2,449	7,081	2,902
Net income (loss) from partnerships and limited liability companies(2)	24,753	8,646	(1,316)
Realized gains recognized (deferred) through installment treatment(3)	954	(33,733)	—
Net loss from consolidated SBIC subsidiary	(10,677)	15,223	—
Net (income) loss from consolidated taxable subsidiary, net of tax	(5,022)	(1,008)	3,864
Other, including excise tax	10,520	7,913	(8,160)

Taxable income	$452,310	$323,177	$266,315

(1)	The Company’s taxable income for 2005 is an estimate and will not be finally determined until the Company files its 2005 tax return in September 2006. Therefore, the final taxable income may be different than this estimate.

(2)	Includes taxable income passed through to the Company from Business Loan Express, LLC in excess of interest and related portfolio income from BLX included in the financial statements totaling $15.4 million, $10.0 million, and $3.4 million for the years ended December 31, 2005, 2004 and 2003, respectively. See Note 3 for additional related disclosure.

(3)	2004 includes the deferral of long-term capital gains through installment treatment related to the Company’s sale of its control equity investment in Hillman.
     Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.
      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
carried over into and distributed in the current year. For income tax purposes, distributions for 2005, 2004, and 2003, were made from taxable income as follows:

($ in thousands)	2005	2004	2003

	(ESTIMATED)(1)
Taxable income	$452,310	$323,177	$266,315
Taxable income earned in current year and carried forward for distribution in next year(2)	(163,810)	(26,009)	(2,158)
Taxable income earned in prior year and carried forward and distributed in current year	26,009	2,158	3,681

Total distributions to common shareholders	$314,509	$299,326	$267,838

(1)	The Company’s taxable income for 2005 is an estimate and will not be finally determined until the Company files its 2005 tax return in September 2006. Therefore, the final taxable income and the taxable income earned in 2005 and carried forward for distribution in 2006 may be different than this estimate.

(2)	Estimated taxable income for 2005 includes undistributed income of $163.8 million that is being carried over for distribution in 2006, which included approximately $72.4 million of ordinary income and $91.4 million of net long-term capital gains. Taxable income for 2004 included undistributed income of $26.0 million that was carried over for distribution in 2005, which included $5.6 million of ordinary income and $20.4 million of net long-term capital gains.
     The Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. The Company’s 2005 (estimated) and 2004 annual taxable income was in excess of its dividend distributions from such taxable income in 2005 and 2004, and accordingly, the Company accrued an excise tax of $6.2 million and $1.0 million, respectively, on the excess taxable income carried forward.
      The Company’s undistributed book earnings of $112.3 million as of December 31, 2005, resulted from undistributed ordinary income and long-term capital gains. The Company’s undistributed book earnings of $12.1 million as of December 31, 2004, primarily resulted from undistributed long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes as discussed above.
      At December 31, 2005 and 2004, the aggregate gross unrealized appreciation of the Company’s investments above cost for federal income tax purposes was $781.2 million (estimated) and $323.3 million, respectively. At December 31, 2005 and 2004, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $304.2 million (estimated) and $265.0 million, respectively. The aggregate net unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $477.0 million (estimated) and $58.3 million at December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, the aggregate cost of securities, for federal income tax purposes was $3.1 billion (estimated) and $3.0 billion, respectively.
      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2005, 2004, and 2003, AC Corp’s income tax expense (benefit) was $5.3 million, $1.0 million, and ($2.5) million, respectively. For the years ended December 31, 2005, 2004, and 2003, paid in capital was increased for the tax benefit of amounts deducted for tax

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
purposes but not for financial reporting purposes primarily related to stock-based compensation by $3.7 million, $3.8 million, and $0.3 million, respectively.
      The net deferred tax asset at December 31, 2005, was $4.1 million, consisting of deferred tax assets of $8.9 million and deferred tax liabilities of $4.8 million. The net deferred tax asset at December 31, 2004, was $6.1 million, consisting of deferred tax assets of $10.0 million and deferred tax liabilities of $3.9 million. Deferred tax assets primarily relate to loss carry forwards and deferred compensation. Deferred tax liabilities primarily relate to depreciation. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2005, 2004, or 2003.
Note 11. Cash
      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      At December 31, 2005 and 2004, cash consisted of the following:

	2005	2004
($ in thousands)
Cash	$33,436	$57,576
Less escrows held	(2,073)	(416)

Total cash	$31,363	$57,160

Note 12. Supplemental Disclosure of Cash Flow Information
      The Company paid interest of $75.2 million, $74.6 million, and $73.8 million, for the years ended December 31, 2005, 2004, and 2003, respectively.
      Principal collections related to investment repayments or sales include the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $8.4 million, $11.4 million, and $17.6 million, for the years ended December 31, 2005, 2004, and 2003, respectively.
      Non-cash operating activities for the year ended December 31, 2005, included the following:

•	the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests (see Note 3);

•	the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million;

•	the exchange of debt securities of Garden Ridge Corporation with a cost basis of $25.0 million for a new loan with a cost basis of $22.5 million; and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information, continued

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”) with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC. During the third quarter of 2005, GAC changed its name to Triview Investments, Inc.
      Non-cash operating activities for the year ended December 31, 2004, included the following:

•	notes or other securities received as consideration from the sale of investments of $56.6 million. The notes received for the year ended December 31, 2004, included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced its investment, and no gain or loss resulted from the transaction;

•	an exchange of $93.7 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage;

•	an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation;

•	an exchange of existing debt securities with a cost basis of $13.1 million for new debt of $11.3 million with the remaining cost basis attributed to equity in Fairchild Industrial Products Company;

•	an exchange of existing loans with a cost basis of $11.1 million for a new loan and equity in Gordian Group, Inc.;

•	the repayment in kind of $12.7 million of existing debt in American Healthcare Services, Inc. with $10.0 million of debt in MedBridge Healthcare, LLC and $2.7 million of debt and equity from other companies;

•	an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC;

•	GAC acquired certain assets of Galaxy out of bankruptcy during the third quarter of 2004. The Company exchanged its $50.7 million outstanding debt in Galaxy for debt and equity in GAC to facilitate the asset acquisition; and

•	$25.5 million of CMBS bonds and LLC interests received from the securitization of commercial mortgage loans.
      Non-cash operating activities for the year ended December 31, 2003, included transfers of commercial mortgage loans and real estate owned in the repayment of the Company’s residual interest totaling $69.3 million, real estate owned received in connection with foreclosure on commercial mortgage loans of $9.1 million, receipt of commercial mortgage loans in satisfaction of private finance loans and debt securities of $9.1 million, and receipt of a note as consideration from the sale of real estate owned of $3.0 million.
      Non-cash financing activities included dividend reinvestment totaling $9.3 million, $5.8 million, and $6.6 million, for the years ended December 31, 2005, 2004, and 2003, respectively. In addition,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information, continued
the non-cash financing activities included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc. for the year ended December 31, 2005, the issuance of $3.2 million of the Company’s common stock as consideration for an investment in Legacy Partners Group, LLC for the year ended December 31, 2004, and the issuance of $0.9 million of the Company’s common stock as consideration for an investment in Callidus Capital Corporation for the year ended December 31, 2003.
Note 13. Hedging Activities
      The Company has invested in commercial mortgage loans and CMBS and CDO bonds that were purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of December 31, 2005 and 2004, consisted of the following:

($ in thousands)
Description of Issue	2005	2004

5-year Treasury securities, due December 2009	$—	$533
5-year Treasury securities, due April 2010	17,666	—
10-year Treasury securities, due February 2013	—	3,908
10-year Treasury securities, due February 2014	—	4,709
10-year Treasury securities, due August 2014	—	14,743
10-year Treasury securities, due November 2014	—	14,333

Total	$17,666	$38,226

      As of December 31, 2005 and 2004, the total obligations to replenish borrowed Treasury securities had decreased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $0.4 million and $0.3 million, respectively.
      The net proceeds related to the sales of the borrowed Treasury securities were $17.9 million and $38.5 million at December 31, 2005 and 2004, respectively. Under the terms of the transactions, the Company had received cash payments of $0.2 million and $0.3 million at December 31, 2005 and 2004, respectively, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities.
      The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of December 31, 2005, the repurchase agreements were due on January 6, 2006, and had a weighted average interest rate of 3.3%. The weighted average interest rate on the repurchase agreements as of December 31, 2004, was 1.3%.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 14. Financial Highlights

	At and for the Years
	Ended December 31,

	2005	2004	2003

Per Common Share Data(1)
Net asset value, beginning of year	$14.87	$14.94	$14.22

Net investment income(1)	1.00	1.52	1.65
Net realized gains(1)(2)	1.99	0.88	0.63

Net investment income plus net realized gains(1)	2.99	2.40	2.28
Net change in unrealized appreciation or depreciation(1)(2)	3.37	(0.52)	(0.66)

Net increase in net assets resulting from operations (1)	6.36	1.88	1.62

Net decrease in net assets from shareholder distributions	(2.33)	(2.30)	(2.28)
Net increase in net assets from capital share transactions(1)	0.27	0.35	1.38

Net asset value, end of year	$19.17	$14.87	$14.94

Market value, end of year	$29.37	$25.84	$27.88
Total return(3)	23.5%	1.1%	40.5%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$2,620,546	$1,979,778	$1,914,577
Common shares outstanding at end of year	136,697	133,099	128,118
Diluted weighted average common shares outstanding	137,274	132,458	118,351
Employee and administrative expenses/average net assets	6.58%	4.65%	3.50%
Total operating expenses/average net assets	9.99%	8.53%	8.06%
Net investment income/average net assets	6.08%	10.45%	11.51%
Net increase in net assets resulting from operations/ average net assets	38.68%	12.97%	11.33%
Portfolio turnover rate	47.72%	32.97%	31.12%
Average debt outstanding	$1,087,118	$985,616	$943,507
Average debt per share(1)	$7.92	$7.44	$7.97

(1)	Based on diluted weighted average number of common shares outstanding for the year.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)	Total return assumes the reinvestment of all dividends paid for the periods presented.
Note 15. Selected Quarterly Data (Unaudited)

	2005

($ in thousands, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$94,919	$86,207	$94,857	$98,169
Net investment income	$38,752	$15,267	$46,134	$37,073
Net increase in net assets resulting from operations	$119,621	$311,885	$113,168	$328,140
Basic earnings per common share	$0.90	$2.33	$0.84	$2.40
Diluted earnings per common share	$0.88	$2.29	$0.82	$2.36

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 15. Selected Quarterly Data (Unaudited), continued

	2004

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$81,765	$87,500	$96,863	$100,962
Net investment income	$44,545	$48,990	$52,745	$54,678
Net increase in net assets resulting from operations	$20,308	$95,342	$85,999	$47,837
Basic earnings per common share	$0.16	$0.74	$0.67	$0.36
Diluted earnings per common share	$0.15	$0.73	$0.66	$0.35
Note 16. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that the outcome of these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Report of Independent Registered Public Accounting Firm
The Board of Directors
Allied Capital Corporation:
      Under date of March 9, 2006, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2005 and 2004, including the consolidated statement of investments as of December 31, 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2005, which are included in the registration statement on Form N-2. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2005. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audits.
      In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.
Washington, D.C.
March 9, 2006

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2004	Gross	Gross	December 31, 2005
(in thousands)	Investment(1)	to Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Senior Loan(5)			$—	$—	$—	$—
(Telecommunications)	Subordinated Debt(5)			—	—	—	—
	Equity Interests			1,230	—	(1,230)	—
	Common Stock			—	—	—	—

Advantage Sales &	Subordinated Debt	$7,205		59,729	58	—	59,787
Marketing, Inc.	Subordinated Debt	23,647		125,498	3,361	(4,859)	124,000
(Business Services)	Common Stock			97,724	378,854	—	476,578

Alaris Consulting, LLC	Senior Loan(5)	(64)		4,663	3,530	(8,193)	—
(Business Services)	Equity Interests			—	140	(140)	—

American Healthcare Services, Inc. and Affiliates	Senior Loan(5)	(1)	$1	4,225	123	(251)	4,097
(Healthcare Services)

Avborne, Inc.	Subordinated Debt	(78)		1,092	—	(1,092)	—
(Business Services)	Preferred Stock			7,320	7,052	(13,480)	892
	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	2,401	(2,401)	—
(Business Services)	Common Stock			—	—	—	—

Business Loan Express, LLC	Subordinated Debt	15		—	10,000	—	10,000
(Financial Services)	Subordinated Debt	1		44,615	160	(44,775)	—
	Class A Equity Interests	14,282		53,862	6,831	—	60,693
	Class B Equity Interests *	13,999		98,741	48,169	—	146,910
	Class C Equity Interests			137,988	1,533	—	139,521

Callidus Capital Corporation	Senior Loan	1,996		42,213	138,300	(180,513)	—
(Financial Services)	Senior Loan	113		66	3,201	(2,667)	600
	Subordinated Debt	819		4,051	781	—	4,832
	Common Stock			3,600	4,368	—	7,968

Diversified Group	Preferred Stock			—	728	—	728
Administrators, Inc.	Preferred Stock			—	841	—	841
(Business Services)	Common Stock			—	502	—	502

Fairchild Industrial Products Company	Senior Loan	316		7,038	—	(7,038)	—
(Industrial Products)	Subordinated Debt	255		3,833	—	(3,833)	—
	Common Stock			2,123	—	(2,123)	—

Financial Pacific Company	Subordinated Debt	12,168		68,473	1,431	—	69,904
(Financial Services)	Preferred Stock			10,448	2,668	—	13,116
	Common Stock			14,819	29,361	—	44,180

ForeSite Towers, LLC	Equity Interests*	2,450		21,511	3,574	(15,335)	9,750
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)	361		13,990	2,320	(353)	15,957
(Business Services)	Subordinated Debt(5)	472		10,472	726	—	11,198
	Preferred Equity
	Interest			14,609	—	(10,306)	4,303
	Options			2,161	—	(2,161)	—

Gordian Group, Inc.	Senior Loan(5)	(3)		7,381	2,000	(5,220)	4,161
(Business Services)	Common Stock			—	722	(722)	—

HealthASPex, Inc.	Preferred Stock			700	—	(700)	—
(Business Services)	Preferred Stock			1,753	—	(1,753)	—
	Common Stock			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2004	Gross	Gross	December 31, 2005
(in thousands)	Investment(1)	to Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Healthy Pet Corp.	Senior Loan	$96		$—	$4,100	$(14)	$4,086
(Consumer Services)	Subordinated Debt	1,964		—	38,535	—	38,535
	Common Stock			—	25,766	—	25,766

HMT, Inc.	Subordinated Debt	531		9,314	686	(10,000)	—
(Energy Services)	Preferred Stock			2,537	149	(49)	2,637
	Common Stock			3,610	1,733	—	5,343
	Warrants			1,390	667	—	2,057

Housecall Medical Resources, Inc.	Subordinated Debt	1,463		15,610	326	(15,936)	—
(Healthcare Services)	Common Stock			31,898	—	(31,898)	—

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			772	—	(30)	742

Insight Pharmaceuticals Corporation	Senior Loan	3,917		66,115	355	(66,470)	—
(Consumer Products)	Subordinated Debt	7,156		57,213	58,876	(57,791)	58,298
	Preferred Stock			25,000	1,791	—	26,791
	Common Stock			6,325	—	(6,089)	236

Jakel, Inc.	Subordinated Debt(5)			13,742	—	(13,742)	—
(Industrial Products)	Preferred Stock			836	—	(836)	—
	Common Stock			—	—	—	—

Legacy Partners Group, LLC	Senior Loan (5)			6,647	1,000	(2,618)	5,029
(Financial Services)	Subordinated Debt(5)			1,896	—	(1,896)	—
	Equity Interests			—	1,500	(1,500)	—

Litterer Beteiligungs-GmbH	Subordinated Debt	42		715	—	(94)	621
(Business Services)	Equity Interest			2,596	54	(424)	2,226

Maui Body Works, Inc.	Common Stock			1,080	155	(1,235)	—
(Healthcare Services)

Mercury Air Centers, Inc.	Senior Loan	2,383		20,000	11,720	—	31,720
(Business Services)	Subordinated Debt	6,374		34,613	12,011	(105)	46,519
	Common Stock			31,214	57,684	—	88,898

MVL Group, Inc.	Senior Loan	2,954		15,080	13,892	(1,754)	27,218
(Business Services)	Subordinated Debt	4,050		18,102	14,315	—	32,417
	Common Stock			9,800	—	(6,589)	3,211

Pennsylvania Avenue Investors, L.P.	Equity Interests			792	1,549	(477)	1,864
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan	4,442		23,192	8,850	(8,250)	23,792
(Consumer Products)	Subordinated Debt(5)			10,588	—	(3,224)	7,364
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Redox Brands, Inc.	Subordinated Debt	168		3,325	60	(3,385)	—
(Consumer Products)	Subordinated Debt	528		10,672	570	(11,242)	—
	Preferred Stock			11,664	433	—	12,097
	Warrants			584	—	(84)	500

Service Champ, Inc.	Subordinated Debt	2,956		—	26,906	—	26,906
(Business Services)	Common Stock			—	13,662	(343)	13,319

Staffing Partners Holding	Subordinated Debt(5)		$741	7,084	—	(741)	6,343
Company, Inc.	Preferred Stock			1,961	—	(149)	1,812
(Business Services)	Common Stock			—	—	—	—
	Warrants			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2004	Gross	Gross	December 31, 2005
(in thousands)	Investment(1)	to Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Startec Global
Communications	Senior Loan	$2,080		$16,521	$8,800	$(3,636)	$21,685
Corporation	Common Stock			7,800	—	(7,800)	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt	1,365		6,276	8,662	(8,345)	6,593
(Industrial Products)	Common Stock			9,632	55,331	—	64,963
	Options			—	560	—	560

Triview Investments, Inc.	Senior Loan	20		—	7,749	—	7,449
(Broadcasting & Cable/	Subordinated Debt	2,008		—	30,845	—	30,845
Consumer Products)	Subordinated Debt(5)			7,517	23,003	(11,000)	19,520
	Common Stock			—	50,766	(21,595)	29,171

Total companies more than 25% owned		$122,450					$1,887,651

Companies 5% to 25% Owned

Air Evac Lifeteam	Subordinated Debt	$5,647		$39,964	$2,303	$—	$42,267
(Healthcare Services)	Equity Interests			1,092	2,933	—	4,025

Aspen Pet Products, Inc.	Subordinated Debt	3,789		18,784	1,175	—	19,959
(Consumer Products)	Preferred Stock			897	741	—	1,638
	Common Stock			—	17	—	17
	Warrants			—	—	—	—

Becker Underwood, Inc.	Subordinated Debt	3,468		22,939	604	—	23,543
(Industrial Products)	Common Stock			5,000	812	(3,612)	2,200

The Debt Exchange Inc.	Preferred Stock			1,457	1,762	—	3,219
(Business Services)

MasterPlan, Inc.	Subordinated Debt	48		1,204	—	(1,204)	—
(Business Services)	Common Stock			3,300	—	(3,300)	—

MedBridge Healthcare, LLC	Senior Loan	200		7,000	93	—	7,093
(Healthcare Services)	Subordinated Debt(5)	225		4,311	499	(4,276)	534
	Convertible
	Subordinated Debt(5)	(1)	$30	678	—	(678)	—
	Equity Interests			—	800	(800)	—

MortgageRamp, Inc.	Common Stock			903	—	(903)	—
(Business Services)

Nexcel Synthetics, LLC	Subordinated Debt	1,554		10,211	377	—	10,588
(Consumer Products)	Equity Interests			687	693	(13)	1,367

Packaging Advantage
Corporation	Subordinated Debt	808		14,731	2,480	(17,211)	—
(Business Services)	Common Stock			1,479	—	(1,479)	—
	Warrants			597	23	(620)	—

Pres Air Trol LLC	Unitranche Debt	762		6,021	11	(212)	5,820
(Industrial Products)	Equity Interests			900	34	(616)	318

Progressive International
Corporation	Subordinated Debt	1,202		7,221	155	—	7,376
(Consumer Products)	Preferred Stock			586	298	—	884
	Common Stock			13	—	—	13
	Warrants			—	—	—	—

Soteria Imaging Services, LLC	Subordinated Debt	1,467		8,340	5,107	$—	13,447
(Healthcare Services)	Equity Interests			2,114	194	—	2,308

Universal Environmental
Services, LLC	Unitranche Debt	1,875		12,099	13	(1,250)	10,862
(Business Services)	Equity Interests			1,864	328	(864)	1,328

Total companies 5% to 25% owned							$158,806

Companies less than 5% owned(6)

Border Foods, Inc.	Subordinated Debt(5)	880		12,510	211	(12,721)	—
(Consumer Products)	Preferred Stock			2,000	893	(2,893)	—
	Common Stock			—	—	—	—
	Warrants			—	245	(245)	—

Total		$21,924

This schedule should be read in conjunction with the Company’s consolidated financial statements as of and for the year ended December 31, 2005, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio for the year ended December 31, 2005.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2005.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at December 31, 2005, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the year may or may not have been on non-accrual status for the full year ended December 31, 2005.

(6)	Data is included for these companies less than 5% owned at December 31, 2005, as these companies were included in the companies 5% to 25% owned category during the past year, however, due to changes in affiliation status were classified in the less than 5% owned category at December 31, 2005.

(7)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

*	All or a portion of the dividend income on this investment was or will be paid in the form of additional securities. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of March 31, 2006, and the related consolidated statements of operations, changes in net assets and cash flows and the financial highlights (included in Note 13) for the three-month periods ended March 31, 2006 and 2005. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.
      We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
      Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.
      We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2005, and the related consolidated statements of operations, changes in net assets and cash flows (not presented herein), and the financial highlights (included in Note 14), for the year then ended; and in our report dated March 9, 2006, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2005, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.
(KPMG LLP LOGO)
Washington, D.C.
May 5, 2006

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	March 31,	December 31,
	2006	2005

(in thousands, except per share amounts)	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2006-$1,379,842; 2005-$1,489,782)	$1,388,855	$1,887,651
Companies 5% to 25% owned (cost: 2006-$342,144; 2005-$168,373)	341,645	158,806
Companies less than 5% owned (cost: 2006-$1,845,529; 2005-$1,448,268)	1,831,133	1,432,833

Total private finance (cost: 2006-$3,567,515; 2005-$3,106,423)	3,561,633	3,479,290
Commercial real estate finance (cost: 2006-$129,564; 2005-$131,695)	129,369	127,065

Total portfolio at value (cost: 2006-$3,697,079; 2005-$3,238,118)	3,691,002	3,606,355

U.S. Treasury bills	101,289	100,305
Investments in money market securities	139,764	121,967
Deposits of proceeds from sales of borrowed Treasury securities	17,534	17,666
Accrued interest and dividends receivable	50,034	60,366
Other assets	116,746	87,858
Cash	4,856	31,363

Total assets	$4,121,225	$4,025,880

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2006-$175,000; 2005-$175,000)	$1,181,245	$1,193,040
Revolving line of credit	93,000	91,750
Obligations to replenish borrowed Treasury securities	17,534	17,666
Accounts payable and other liabilities	99,633	102,878

Total liabilities	1,391,412	1,405,334

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 139,984 and 136,697 shares issued and outstanding at March 31, 2006, and December 31, 2005, respectively	14	14
Additional paid-in capital	2,271,434	2,177,283
Common stock held in deferred compensation trust	(21,543)	(19,460)
Notes receivable from sale of common stock	(3,738)	(3,868)
Net unrealized appreciation (depreciation)	(20,223)	354,325
Undistributed earnings	503,869	112,252

Total shareholders’ equity	2,729,813	2,620,546

Total liabilities and shareholders’ equity	$4,121,225	$4,025,880

Net asset value per common share	$19.50	$19.17

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months
	Ended March 31,

	2006	2005
(in thousands, except per share amounts)
	(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$30,146	$28,251
Companies 5% to 25% owned	5,650	5,921
Companies less than 5% owned	53,085	50,773

Total interest and dividends	88,881	84,945

Loan prepayment premiums
Companies more than 25% owned	4,960	—
Companies 5% to 25% owned	—	—
Companies less than 5% owned	326	1,677

Total loan prepayment premiums	5,286	1,677

Fees and other income
Companies more than 25% owned	7,127	4,881
Companies 5% to 25% owned	2,716	70
Companies less than 5% owned	7,001	3,346

Total fees and other income	16,844	8,297

Total interest and related portfolio income	111,011	94,919

Expenses:
Interest	24,300	20,225
Employee	21,428	15,456
Stock options	3,606	—
Administrative	11,519	20,754

Total operating expenses	60,853	56,435

Net investment income before income taxes	50,158	38,484
Income tax expense (benefit), including excise tax	8,858	(268)

Net investment income	41,300	38,752

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	433,187	399
Companies 5% to 25% owned	(343)	(3)
Companies less than 5% owned	(9)	9,889

Total net realized gains	432,835	10,285
Net change in unrealized appreciation or depreciation	(374,548)	70,584

Total net gains (losses)	58,287	80,869

Net increase in net assets resulting from operations	$99,587	$119,621

Basic earnings per common share	$0.72	$0.90

Diluted earnings per common share	$0.70	$0.88

Weighted average common shares outstanding — basic	138,759	133,283

Weighted average common shares outstanding — diluted	141,738	135,579

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Three Months
	Ended March 31,

	2006	2005
(in thousands, except per share amounts)
	(unaudited)
Operations:
Net investment income	$41,300	$38,752
Net realized gains	432,835	10,285
Net change in unrealized appreciation or depreciation	(374,548)	70,584

Net increase in net assets resulting from operations	99,587	119,621

Shareholder distributions:
Common stock dividends	(82,518)	(76,100)

Net decrease in net assets resulting from shareholder distributions	(82,518)	(76,100)

Capital share transactions:
Sale of common stock	82,970	—
Issuance of common stock for portfolio investments	—	7,200
Issuance of common stock in lieu of cash distributions	3,640	1,418
Issuance of common stock upon the exercise of stock options	3,935	2,618
Stock option expense	3,606	—
Net decrease in notes receivable from sale of common stock	130	50
Purchase of common stock held in deferred compensation trust	(2,121)	(1,886)
Distribution of common stock held in deferred compensation trust	38	—
Other	—	449

Net increase in net assets resulting from capital share transactions	92,198	9,849

Total increase (decrease) in net assets	109,267	53,370
Net assets at beginning of period	2,620,546	1,979,778

Net assets at end of period	$2,729,813	$2,033,148

Net asset value per common share	$19.50	$15.22

Common shares outstanding at end of period	139,984	133,563

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Three Months
	Ended March 31,

	2006	2005
(in thousands)
	(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$99,587	$119,621
Adjustments
Portfolio investments	(647,851)	(257,957)
Principal collections related to investment repayments or sales	340,410	158,262
Change in accrued or reinvested interest and dividends	2,061	(10,534)
Amortization of discounts and fees	(277)	(1,772)
Change in investments in money market securities	(16,726)	—
Stock option expense	3,606	—
Changes in other assets and liabilities	2,797	8,158
Depreciation and amortization	433	486
Realized gains from the receipt of notes and other securities as consideration from sale of investments, net of collections	(179,987)	152
Realized losses	3,651	4,418
Net change in unrealized (appreciation) or depreciation	374,548	(70,584)

Net cash provided by (used in) operating activities	(17,748)	(49,750)

Cash flows from financing activities:
Sale of common stock	82,970	—
Sale of common stock upon the exercise of stock options	3,935	2,618
Collections of notes receivable from sale of common stock	130	50
Borrowings under notes payable and debentures	—	—
Repayments on notes payable and debentures	(12,000)	(31,000)
Net borrowings under (repayments on) revolving line of credit	1,250	151,250
Purchase of common stock held in deferred compensation trust	(2,121)	(1,886)
Other financing activities	53	(12)
Common stock dividends and distributions paid	(82,976)	(77,343)

Net cash provided by (used in) financing activities	(8,759)	43,677

Net increase (decrease) in cash	(26,507)	(6,073)
Cash at beginning of period	31,363	57,160

Cash at end of period	$4,856	$51,087

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Senior Loan (6.0%, Due 12/07)(6)	$3,750	$3,750	$—
(Telecommunications)	Subordinated Debt (10.0%, Due 1/08)(6)	881	881	—
	Common Stock (23,513 shares)		27	—

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07) (6)	27,055	27,034	—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Senior Loan (0.7%, Due 12/04 – 12/05) (6)	4,998	4,600	4,002
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		658	892
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Business Loan Express, LLC	Class A Equity Interests	62,532	62,532	62,532
(Financial Services)	Class B Equity Interests		119,436	136,090
	Class C Equity Interests		109,301	127,619
	Guaranty ($141,118 — See Note 3)
	Standby Letters of Credit ($34,050 — See Note 3)

Callidus Capital Corporation	Senior Loan (9.6%, Due 4/06 – 12/06)	7,480	7,480	7,480
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	5,049	5,049	5,049
	Common Stock (10 shares)		2,058	10,355

CR Brands, Inc.	Senior Loan (8.1%, Due 2/07)	37,219	37,048	37,048
(Consumer Products)	Subordinated Debt (16.6%, Due 2/13)	38,898	38,705	38,705
	Common Stock (37,200,551 shares)		33,321	37,431

Diversified Group Administrators, Inc.	Preferred Stock (1,000,000 shares)		700	714
(Business Services)	Preferred Stock (1,451,380 shares)		841	841
	Common Stock (1,451,380 shares)		—	571

Financial Pacific Company (Financial Services)	Subordinated Debt (17.4%, Due 2/12 – 8/12)	70,525	70,266	70,266
	Preferred Stock (10,964 shares)		10,276	13,771
	Common Stock (14,735 shares)		14,819	43,669

ForeSite Towers, LLC	Equity Interests		7,620	11,294
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07) (6)	$15,957	$15,957	$15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,339	11,336	11,336
	Preferred Equity Interest		14,067	554
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08) (6)	11,567	11,591	—
(Business Services)	Common Stock (1,000 shares)		6,762	—

Healthy Pet Corp.	Senior Loan (10.5%, Due 8/10)	16,738	16,738	16,738
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	43,257	43,086	43,086
	Common Stock (30,266 shares)		30,266	30,940

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	5,920
	Warrants		1,155	2,280

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	869

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	58,912	58,685	58,685
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	24,776
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	14,442	14,442	1,066
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	5,122
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,248	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	633	633	633
(Business Services)	Equity Interest		1,810	2,989

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	35,720	35,720	35,720
(Business Services)	Subordinated Debt (16.0%, Due 4/09)	50,872	50,684	50,684
	Common Stock (57,970 shares)		35,053	93,600
	Standby Letters of Credit ($1,998)

MVL Group, Inc.	Senior Loan (12.1%, Due 7/09)	27,525	27,286	27,286
(Business Services)	Subordinated Debt (14.4%, Due 7/09)	33,114	32,653	32,653
	Common Stock (648,661 shares)		643	2,033

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/06)	38,715	29,867	29,867
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,224	8,457
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$27,214	$27,084	$27,084
(Business Services)	Common Stock (63,888 shares)		13,662	15,565

Staffing Partners Holding	Subordinated Debt (13.5%, Due 1/07)(6)	5,987	5,987	4,170
Company, Inc.	Preferred Stock (439,600 shares)		4,968	—
(Business Services)	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Senior Loan (10.0%, Due 5/07 – 5/09)	24,283	24,283	22,987
Corporation	Common Stock (19,180,000 shares)		37,255	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt (15.3%, Due 3/12)	6,593	6,593	6,593
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	97,002
	Options		—	852

Triview Investments, Inc.(8)	Senior Loan (8.9%, Due 6/07)	14,325	14,295	14,295
(Broadcasting & Cable/	Subordinated Debt (15.0%, Due 7/12)	37,877	37,687	37,687
Consumer Products)	Subordinated Debt (16.8%, Due 7/08 –
	7/12)(6)	19,600	19,520	19,520
	Common Stock (202 shares)		93,906	30,883
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,379,842	$1,388,855

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$150,000	$149,258	$149,258
(Business Services)	Equity Interests		2,048	15,000

Air Evac Lifeteam LLC	Subordinated Debt (13.9%, Due 7/10)	42,627	42,488	42,488
(Healthcare Services)	Equity Interests		3,941	5,400

BB&T Capital Partners/Windsor	Equity Interests		5,867	5,867
Mezzanine Fund, LLC (5)
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	23,790	23,698	23,698
(Industrial Products)	Common Stock (5,073 shares)		5,813	1,500

BI Incorporated	Senior Loan (8.1%, Due 2/13)	5,000	4,891	4,891
(Business Services)	Subordinated Debt (13.5%, Due 2/14)	30,000	29,852	29,852
	Common Stock (40,000 shares)		4,000	4,000

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $66.5 million and value of $15.8 million and Triax Holdings, LLC (Consumer Products) with a cost of $98.9 million and a value of $86.6 million. The guaranty and standby letter of credit relate to Longview Cable & Data, LLC.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedBridge Healthcare, LLC	Senior Loan (4.0%, Due 8/09)(6)	$7,164	$7,164	$5,154
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	—
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,302	—

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,711	10,685	10,685
(Consumer Products)	Equity Interests		1,708	1,482

Pres Air Trol LLC	Unitranche Debt (12.0%, Due 4/10)(6)	5,911	5,583	5,583
(Industrial Products)	Equity Interests		1,361	328

Progressive International	Subordinated Debt (16.0%, Due 12/09)	7,439	7,415	7,415
Corporation	Preferred Stock (500 shares)		500	902
(Consumer Products)	Common Stock (197 shares)		13	300
	Warrants		—	—

Soteria Imaging Services, LLC	Subordinated Debt (11.8%, Due 11/10)	14,500	13,480	13,480
(Healthcare Services)	Equity Interests		2,159	2,354

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)	10,975	10,940	10,940
(Business Services)	Equity Interests		1,810	1,068

Total companies 5% to 25% owned			$342,144	$341,645

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Senior Loan (8.4%, Due 2/12 – 2/13)	$48,400	$47,685	$47,685
(Consumer Products)	Subordinated Debt (14.4%, Due 8/13)	26,300	26,170	26,170

Advanced Circuits, Inc.	Senior Loan (10.5%, Due 9/11 – 3/12)	17,821	17,735	17,735
(Industrial Products)	Common Stock (40,000 shares)		1,000	1,400

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,600	3,600

Anthony, Inc. (Industrial Products)	Subordinated Debt (13.0%, Due 8/11 – 9/12)	14,707	14,650	14,650

Benchmark Medical, Inc.	Warrants		18	30
(Healthcare Services)

Border Foods, Inc. (Consumer Products)	Subordinated Debt (13.0%, Due 12/10)(6)	13,428	12,721	—
	Preferred Stock (140,214 shares)		2,893	—
	Common Stock (1,810 shares)		45	—
	Warrants		910	—

Broadcast Electronics, Inc.	Senior Loan (10.3%, Due 7/12)	5,000	4,963	4,963
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

C&K Market, Inc.	Subordinated Debt (14.0%, Due 12/08)	$25,638	$25,536	$25,536
(Retail)

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,968	18,968
CDO Fund I, Ltd.(4)(9)	Class D Notes (17.0%, Due 12/13)	9,400	9,484	9,484
(Senior Debt Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,106	24,106
CLO Fund III, Ltd. (4)(9)
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (10.2%, Due 12/17)	17,000	17,000	17,000
(Senior Debt Fund)	Income Notes		49,836	49,836

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	3,149
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		2,650	2,748
(Private Equity Fund)

CBS Personnel Holdings, Inc. (Business Services)	Subordinated Debt (14.5%, Due 12/09)	20,749	20,677	20,677

Centre Capital Investors IV, LP(5)	Limited Partnership Interest		1,752	1,639
(Private Equity Fund)

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	5,000	4,952	4,952
(Financial Services)	Preferred Stock (32,500 shares)		3,900	3,900
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	33,392	33,284	33,284
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,881
(Industrial Products)	Common Stock (2,000 shares)		200	900

Cooper Natural Resources, Inc.	Subordinated Debt (0%, Due 11/07)	675	675	675
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Subordinated Debt (14.6%, Due 2/11)	27,488	27,443	27,443
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,969
	Warrants		2,950	3,100

Deluxe Entertainment Services Group, Inc.	Subordinated Debt (13.2%, Due 7/11)	30,000	30,000	30,000
(Business Services)

Distant Lands Trading Co.	Senior Loan (8.6%, Due 1/11)	1,000	976	976
(Consumer Products)	Unitranche Debt (10.3% Due 1/11)	25,000	24,881	24,881
	Common Stock (1,500 shares)		1,500	1,500

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital Corporation, a portfolio company of Allied Capital.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Drilltec Patents & Technologies	Subordinated Debt (17.5%, Due 8/06)	$3,952	$3,952	$3,952
Company, Inc. (Energy Services)	Subordinated Debt (10.0%, Due 8/06)(6)	10,994	10,918	13,116

DVS VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	20,000	19,879	19,879
(Business Services)	Convertible Subordinated Debt
	(10.0%, Due 2/16)	3,500	3,483	3,483

Dynamic India Fund IV (4)(5)	Equity Interests		1,650	1,650
(Private Equity Fund)

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,649	82
(Private Equity Fund)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Event Rentals, Inc. (Consumer Services)	Senior Loans (9.9%, Due 11/11)	18,341	18,248	18,248

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (11.0%, Due 3/11)	20,000	19,900	19,900
(Consumer Products)

Frozen Specialties, Inc.	Warrants		435	470
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	15,369

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	25,293	23,617	23,617
(Energy Services)	Warrants		2,350	2,500

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	3,455	3,455	3,455
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/09)	2,896	2,896	2,896
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		7,645	5,000
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (10.8%, Due 8/11)	28,376	27,210	27,210
(Industrial Products)	Equity Interests		1,048	1,400

Haven Eldercare of New England, LLC(10)	Subordinated Debt (12.0%, Due 8/09)(6)	4,020	4,020	4,020
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0% Due 4/07)(6)	508	620	125
(Healthcare Services)

HealthASPex Services Inc.	Senior Loan (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (13.5%, Due 9/11)	44,247	44,070	44,070
(Consumer Products)

Homax Holdings, Inc.	Subordinated Debt (12.0%, Due 8/11)	14,000	13,074	13,074
(Consumer Products)	Preferred Stock (89 shares)		89	85
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,384

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Hot Stuff Foods, LLC	Senior Loan (8.2%, Due 2/11-2/12)	$45,690	$45,690	$45,690
(Consumer Products)	Subordinated Debt (13.9%, Due 8/12 – 2/13)	72,500	72,148	72,148
	Common Stock (375,000 shares)(11)		37,500	37,500
	Warrants		—	—

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	30,000	29,786	29,786
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,656	21,574	21,574
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	1,900

Kodiak Fund LP(5)	Equity Interests		5,000	5,000
(Private Equity Fund)

Line-X, Inc.	Senior Loan (8.4%, Due 8/11)	4,134	4,111	4,111
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	50,225	49,990	49,990
	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	3,417
(Business Services)	Warrants		136	55

Meineke Car Care Centers, Inc.	Senior Loan (8.4%, Due 6/11)	28,000	27,871	27,871
(Business Services)	Subordinated Debt (11.9%, Due 6/12 – 6/13)	72,000	71,690	71,690
	Common Stock (10,696,308 shares)(11)		26,985	26,130
	Warrants		—	—

MHF Logistical Solutions, Inc.	Unitranche Debt (10.0%, Due 5/11)	21,922	21,823	21,823
(Business Services)	Preferred Stock (431 shares)		431	465
	Common Stock (1,438 shares)		144	750

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,600	3,002
(Private Equity Fund)

Mogas Energy, LLC (Energy Services)	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,703	15,355	15,355
	Warrants		1,774	4,000

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	38,500	38,739	38,739
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,074	12,074

N.E.W. Customer Service Companies, Inc.	Subordinated Debt (11.0%, Due 7/12)	40,000	40,014	40,014
(Business Services)

Norwesco, Inc. (Industrial Products)	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,167	81,805	81,805
	Common Stock (559,603 shares)(11)		38,313	44,659
	Warrants		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,594	1,703
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	1,120
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Odyssey Investment Partners Fund III, LP(5)	Limited Partnership Interest		$1,552	$1,418
(Private Equity Fund)

Opinion Research Corporation(3)	Warrants		996	175
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Palm Coast Data, LLC	Senior Loan (8.0%, Due 8/10)	$15,850	15,778	15,778
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	29,865	29,731	29,731
	Common Stock (21,743 shares)(11)		21,743	19,019
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	600
(Business Services)

Pro Mach, Inc.	Subordinated Debt (13.8%, Due 6/12)	19,359	19,281	19,281
(Industrial Products)	Equity Interests		1,500	1,500

Promo Works, LLC	Senior Loan (8.9%, Due 12/11)	900	853	853
(Business Services)	Unitranche Debt (10.3%, Due 12/11)	31,000	30,739	30,739
	Guaranty ($1,500)

RadioVisa Corporation	Unitranche Debt (15.5%, Due 12/08)	27,405	27,308	27,308
(Broadcasting & Cable)

Red Hawk Industries, LLC	Unitranche Debt (11.0%, Due 4/11)	56,328	56,060	56,060
(Business Services)

S.B. Restaurant Company (Retail)	Subordinated Debt (14.7%, Due 11/08 – 12/09)	29,188	28,758	28,758
	Preferred Stock (54,125 shares)		135	135
	Warrants		619	1,200

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	72

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		2,993	3,021
(Private Equity Fund)

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,357	14,357
(Business Services)	Warrants		710	1,950

TransAmerican Auto Parts, LLC	Senior Loan (8.2%, Due 11/11)	8,944	8,944	8,944
(Consumer Products)	Subordinated Debt (14.0%, Due 11/12)	12,780	12,719	12,719
	Equity Interests		1,190	1,190

United Site Services, Inc.	Subordinated Debt (12.6%, Due 8/11)	49,712	49,515	49,515
(Business Services)	Common Stock (160,588 shares)		1,000	1,200

Universal Air Filter Company	Unitranche Debt (11.0%, Due 11/11)	19,867	19,763	19,763
(Industrial Products)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

		March 31, 2006

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Universal Tax Systems, Inc.	Subordinated Debt (14.5%, Due 10/13)	$19,190	$19,120	$19,120
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		5,277	4,809
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	419
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	250
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	548
(Private Equity Fund)

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	40,000	39,088	39,088
(Consumer Products)	Warrants		1,219	2,400

Wilshire Restaurant Group, Inc. (Retail)	Subordinated Debt (20.0%, Due 6/07)(6)	23,707	23,166	23,166

Wilton Industries, Inc.	Subordinated Debt (16.0%, Due 6/08)	4,800	4,800	4,800
(Consumer Products)

Woodstream Corporation (Consumer Products)	Subordinated Debt (13.3%, Due 11/12 – 5/13)	52,573	52,432	52,432
	Common Stock (180 shares)		673	3,336
	Warrants		—	2,365

Other companies	Other debt investments	55	55	55
	Other debt investments(6)	468	468	348
	Other equity investments		8	—
	Guaranty ($104)

Total companies less than 5% owned			$1,845,529	$1,831,133

Total private finance (126 portfolio companies)			$3,567,515	$3,561,633

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

Commercial Real Estate Finance
(in thousands, except number of loans)

			March 31, 2006

	Interest	Number of	(unaudited)
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	4	$22,779	$21,920
	7.00%–8.99%	25	48,564	48,695
	9.00%–10.99%	4	25,816	25,816
	11.00%–14.99%	1	2,293	2,293
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(12)		36	$103,422	$102,694

Real Estate Owned			$13,002	$15,006

Equity Interests(2) — Companies more than 25% owned (Guarantees — $7,004)			$13,140	$11,669

Total commercial real estate finance			$129,564	$129,369

Total portfolio			$3,697,079	$3,691,002

	Yield	Cost	Value

Liquidity Portfolio
U.S. Treasury bills (Due June 2006)	4.2%	$100,000	$101,289
SEI Daily Income Tr Prime Obligation Fund(13)	4.6%	101,072	101,072

Total liquidity portfolio		$201,072	$202,361

Other Investments in Money Market Securities(13)
PNC Bank Corporate Money Market Deposit Account	4.5%	$29,318	$29,318
Columbia Treasury Reserves Money Market Fund	4.5%	$9,374	$9,374

 (1)      Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(12) Commercial mortgage loans totaling $21.2 million at value were on non-accrual status and therefore were considered non-income producing.
(13) Included in investments in money market securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Information at and for the three months ended March 31, 2006 and 2005 is unaudited)
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary, Allied Investments L.P. (“Allied Investments”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services as well as structuring, transaction, management, consulting and other services to the Company and its portfolio companies. AC Corp has a wholly-owned subsidiary, AC Finance LLC (“AC Finance”), that generally underwrites and arranges senior loans for the Company’s portfolio companies and other third parties.
      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”
      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2005 balances to conform with the 2006 financial statement presentation.
      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of March 31, 2006, and the results of operations, changes in net assets, and cash flows for the three months ended March 31, 2006 and 2005. The results of operations for the three months ended March 31, 2006, are not necessarily indicative of the operating results to be expected for the full year.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than the Company’s cost basis

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than the Company’s cost basis.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.
      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)
      CDO and CLO bonds and preferred shares/ income notes (“CDO/ CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CDO/ CLO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CDO/ CLO Assets on an individual security-by-security basis.
      The Company recognizes income from the amortization of original issue discount using the effective interest method using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CDO/ CLO Assets from the date the estimated yield was changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized, the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

Fee Income
      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5.

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). With respect to options granted prior to January 1, 2006, the Company has used the “modified prospective method” for adoption of the Statement. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the service period in the statement of operations beginning in 2006. With respect to options granted on or after January 1, 2006, compensation cost is recognized over the service period in the statement of operations. The effect of this adoption for the three months ended March 31, 2006, was employee-related stock option expense of $3.6 million or $0.03 per basic and diluted share, which included $3.4 million related to previously awarded options that were unvested as of January 1, 2006, and $0.2 million related to options granted during the three months ended March 31, 2006.
      Prior to January 1, 2006, the Company accounted for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. Prior to January 1, 2006, no stock-based employee compensation cost was reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation for the three months ended March 31, 2005.

For the Three
Months Ended
March 31,

2005
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$119,621
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(2,856)

Pro forma net increase in net assets resulting from operations available to common shareholders	$116,765

Basic earnings per common share:
As reported	$0.90
Pro forma	$0.88
Diluted earnings per common share:
As reported	$0.88
Pro forma	$0.86
      The stock option expense for 2006 and the pro forma expense for 2005 shown in the table above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following assumptions were used to calculate the fair value of options granted during the three months ended March 31, 2006 and 2005:

	For the Three
	Months Ended
	March 31,

	2006	2005(1)

Risk-free interest rate	4.3%	—%
Expected life	5.0	—
Expected volatility	29.6%	—%
Dividend yield	9.0%	—%
Weighted average fair value per option	$3.35	$—

(1)	The Company did not grant any options during the three months ended March 31, 2005.
     The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant. The Company used historical data to estimate option exercise and employee termination in order to determine the expected life of the option. The expected life of the options granted represents the period of time that such options are expected to be outstanding. Expected volatilities were determined based on the historical volatility of the Company’s common stock. The dividend yield was determined based on the Company’s historical dividend yield.
      The Company estimates that the stock option expense under the Statement that will be recorded in the Company’s statement of operations will be approximately $14.3 million, $9.3 million, and $2.8 million for the years ended December 31, 2006, 2007, and 2008, respectively, which includes

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
stock option expense related to options granted in the first quarter of 2006 of approximately $0.8 million, $0.5 million, and $0.2 million, respectively. This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense is expected to be recognized over an estimated weighted-average period of 1.42 years.

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). ACC and its subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      The consolidated financial statements include portfolio investments at value of $3.7 billion and $3.6 billion at March 31, 2006, and December 31, 2005, respectively. At both March 31, 2006, and December 31, 2005, 90% of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
Note 3. Portfolio

Private Finance
      At March 31, 2006, and December 31, 2005, the private finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Loans and debt securities:
Senior loans	$468,987	$420,065	9.3%	$284,680	$239,838	9.5%
Unitranche debt(2)	362,726	362,726	11.1%	294,201	294,201	11.4%
Subordinated debt	1,801,347	1,747,235	13.6%	1,610,228	1,560,851	13.8%

Total loans and debt securities(3)	2,633,060	2,530,026	12.5%	2,189,109	2,094,890	13.0%
Equity securities	934,455	1,031,607		917,314	1,384,400

Total	$3,567,515	$3,561,633		$3,106,423	$3,479,290

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At March 31, 2006, and December 31, 2005, the cost and value of subordinated debt include the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms.

(3)	The total principal balance outstanding on loans and debt securities was $2,662.5 million and $2,216.3 million at March 31, 2006, and December 31, 2005, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $29.4 million and $27.2 million at March 31, 2006, and December 31, 2005, respectively.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.
      Private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.
      At March 31, 2006, 80% of the private finance loans and debt securities had a fixed rate of interest and 20% had a floating rate of interest. At December 31, 2005, 87% of the private finance loans and debt securities had a fixed rate of interest and 13% had a floating rate of interest. Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have maturities of three to five years and interest is generally paid to the Company monthly or quarterly. Loans other than senior loans generally carry a fixed rate of interest with maturities of five to ten years. These loans generally have interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to the Company quarterly.
      Equity securities consist primarily of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies in conjunction with its debt investments. The Company may also invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company’s equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments, such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs, which will be added to the cost basis of the Company’s equity investment. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      The Company’s largest investment at value at March 31, 2006, was in Business Loan Express, LLC (“BLX”). The Company’s largest investments at value at December 31, 2005, were in Advantage Sales & Marketing, Inc. (“Advantage”) and BLX. On March 29, 2006, the Company sold its majority equity interest in Advantage.
      Business Loan Express, LLC. The Company’s investment in BLX totaled $291.3 million at cost and $326.2 million at value at March 31, 2006, and $299.4 million at cost and $357.1 million at value at December 31, 2005. BLX is a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. At March 31, 2006, and December 31, 2005, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders. BLX is headquartered in New York, NY.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Total interest and related portfolio income earned from the Company’s investment in BLX for the three months ended March 31, 2006 and 2005, was as follows:

	2006	2005
($ in millions)
Interest income on subordinated debt and Class A equity interests	$3.9	$3.4
Dividend income on Class B equity interests	—	2.0
Fees and other income	2.2	2.4

Total interest and related portfolio income	$6.1	$7.8

      Interest and dividend income from BLX for the three months ended March 31, 2006 and 2005, included interest and dividend income of $1.8 million and $1.6 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.
      Net change in unrealized appreciation or depreciation included a net decrease in unrealized appreciation on the Company’s investment in BLX of $22.7 million and $6.3 million for the three months ended March 31, 2006 and 2005, respectively.
      At March 31, 2006, and December 31, 2005, the Company had a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to BLX. There were no amounts outstanding under this facility at March 31, 2006, and there was $10.0 million outstanding under this facility at December 31, 2005. This facility matured on April 30, 2006.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX may declare dividends on its Class B interests. If declared, BLX would determine the amount of such dividend considering its estimated annual taxable income allocable to such interests.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.
      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
to $40 million. At March 31, 2006, and December 31, 2005, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.
      At December 31, 2005, BLX had a three-year $275.0 million revolving credit facility provided by third party lenders that was scheduled to mature in January 2007. As the controlling equity owner in BLX, the Company had provided an unconditional guaranty to the revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under the revolving credit facility. The total obligation guaranteed by the Company at December 31, 2005, was $135.4 million.
      On March 17, 2006, BLX closed on a new three-year $500.0 million revolving credit facility that matures in March 2009, which replaced the existing facility. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This new facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. The Company has provided an unconditional guaranty to these BLX credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) on this facility. The amount guaranteed by the Company at March 31, 2006, was $141.1 million. This guaranty can be called by the lenders only in the event of a default under the BLX credit facility, which includes certain defaults under the Company’s revolving credit facility. BLX was in compliance with the terms of this facility at March 31, 2006.
      At March 31, 2006, and December 31, 2005, the Company had also provided four standby letters of credit totaling $34.1 million in connection with four term securitization transactions completed by BLX. In consideration for providing the revolving credit facility guaranty and the standby letters of credit, BLX paid the Company fees of $1.6 million for both the three months ended March 31, 2006 and 2005.
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which was subject to dilution by a management option pool. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      At December 31, 2005, the Company’s investment in Advantage totaled $257.7 million at cost and $660.4 million at value, which included unrealized appreciation of $402.7 million.
      On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding and realized a gain on its equity investment sold of $433.1 million, subject to post-closing adjustments. As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. Approximately $34 million of the Company’s cash proceeds from the sale of the common stock have been held in escrow, subject to certain holdback provisions. In addition, there is potential for the Company to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. The Company’s realized gain of $433.1 million excludes any earn-out amounts. In connection with the transaction, the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
Company retained an equity investment in the business valued at $15 million as a minority shareholder.
      After the completion of the sale transaction, the Company’s investment in Advantage at March 31, 2006, which was composed of subordinated debt and a minority equity interest, totaled $151.3 million at cost and $164.3 million at value. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage’s board of directors.
      Total interest and related portfolio income earned from the Company’s investment in Advantage while the Company held a majority equity interest for the three months ended March 31, 2006 and 2005, was as follows:

	2006	2005
($ in millions)
Interest income	$7.3	$7.7
Loan prepayment premiums	5.0	—
Fees and other income	1.8	1.5

Total interest and related portfolio income	$14.1	$9.2

      Net change in unrealized appreciation or depreciation for the three months ended March 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company’s majority equity interest in Advantage and for the three months ended March 31, 2005, included an increase of $68.9 million in unrealized appreciation related to the Company’s investment in Advantage.
      STS Operating, Inc. On May 1, 2006, the Company announced the completion of the sale of STS Operating, Inc. (STS). The Company was repaid its $6.8 million in subordinated debt outstanding and realized a gain on the sale of its common stock in STS of approximately $94 million, subject to post-closing adjustments. The cost basis of its equity was $3.5 million. As part of the consideration for the sale of its equity, the Company received a $30 million subordinated note. Approximately $10.7 million of its proceeds are subject to certain holdback provisions and post-closing adjustments.
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) At March 31, 2006, and December 31, 2005, the Company owned bonds and preferred shares/income notes in two collateralized loan obligations (CLOs) totaling $90.9 million and $89.3 million at value, respectively, and bonds in one collateralized debt obligation (CDO) totaling $28.5 million at value at both periods. These CLOs and CDO are managed by Callidus Capital Corporation.
      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes would bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      At both March 31, 2006, and December 31, 2005, the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 85% of the face value of the securities issued in these CLOs and CDO. At both March 31, 2006, and December 31, 2005, the face value of the CLO preferred shares/income notes held by the Company were subordinate to approximately 86% to 91% of the face value of the securities issued in these CLOs.
      At March 31, 2006, and December 31, 2005, the Company owned CLO and CDO investments from three issuances. The underlying collateral assets of these CLO and CDO investments, consisting primarily of senior debt, were issued by 332 issuers and 336 issuers, respectively, and had balances as follows:

	2006	2005
($ in millions)
Bonds	$228.9	$230.7
Syndicated Loans	758.9	704.0
Cash(1)	185.0	238.4

Total underlying collateral assets	$1,172.8	$1,173.1

(1)	Includes undrawn liability amounts.
     At March 31, 2006, and December 31, 2005, there were no delinquencies in the underlying collateral assets of the CLO and CDO issuances owned by the Company.
      The initial yields on the CLO and CDO bonds, preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO bond, preferred share or income note ages, the estimated future cash flows will be updated based on the estimated performance of the underlying collateral assets, and the respective yield will be adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.
      Loans and Debt Securities on Non-Accrual Status. At March 31, 2006, and December 31, 2005, private finance loans and debt securities at value not accruing interest were as follows:

	2006	2005
($ in thousands)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$29,030	$15,622
Companies 5% to 25% owned	5,583	—
Companies less than 5% owned	51,776	11,417
Loans and debt securities not in workout status
Companies more than 25% owned	40,599	58,047
Companies 5% to 25% owned	5,154	534
Companies less than 5% owned	4,369	49,458

Total	$136,511	$135,078

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at March 31, 2006, and December 31, 2005, were as follows:

	2006	2005

Industry
Business services	33%	45%
Consumer products	25	14
Financial services	14	15
Industrial products	11	10
Retail	3	3
Healthcare services	2	2
Energy services	2	2
Broadcasting and cable	1	1
Other(1)	9	8

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	30%	29%
Midwest	28	21
West	21	34
Southeast	16	12
Northeast	5	4

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds. These funds invest in senior debt representing a variety of industries.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

Commercial Real Estate Finance
      At March 31, 2006, and December 31, 2005, the commercial real estate finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Commercial mortgage loans	$103,422	$102,694	7.6%	$103,878	$102,569	7.6%
Real estate owned	13,002	15,006		14,240	13,932
Equity interests	13,140	11,669		13,577	10,564

Total	$129,564	$129,369		$131,695	$127,065

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
     Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At both March 31, 2006, and December 31, 2005, approximately 97% and 3% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At March 31, 2006, and December 31, 2005, loans with a value of $21.2 million and $20.8 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at March 31, 2006, and December 31, 2005, were as follows:

	2006	2005

Property Type
Hospitality	40%	37%
Housing	29	30
Retail	16	16
Office	11	11
Other	4	6

Total	100%	100%

Geographic Region
Mid-Atlantic	31%	31%
Southeast	24	25
Midwest	21	21
West	18	18
Northeast	6	5

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt
      At March 31, 2006, and December 31, 2005, the Company had the following debt:

	2006				2005

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in thousands)
Notes payable and debentures:
Unsecured notes payable	$1,164,745	$1,164,745	6.2%		$1,164,540	$1,164,540	6.2%
SBA debentures	16,500	16,500	7.4%		28,500	28,500	7.5%

Total notes payable and debentures	1,181,245	1,181,245	6.2%		1,193,040	1,193,040	6.3%
Revolving line of credit	772,500	93,000	6.2	%(2)	772,500	91,750	5.6	%(2)

Total debt	$1,953,745	$1,274,245	6.5	%(3)	$1,965,540	$1,284,790	6.5	%(3)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees and other facility fees of $3.3 million at both March 31, 2006, and December 31, 2005.

(3)	The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.
  Notes Payable and Debentures
      Unsecured Notes Payable. The Company has issued unsecured long-term notes to institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At March 31, 2006, the notes had remaining maturities of one month to seven years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.
      On May 1, 2006, the Company issued $50 million of seven-year, unsecured notes with a fixed interest rate of 6.75%. This debt matures in May 2013. The proceeds from the issuance of the notes were used to repay $25 million of 7.49% unsecured long-term notes that matured on May 1, 2006, with the remainder being used to fund new portfolio investments and for general corporate purposes.
      SBA Debentures. At March 31, 2006, and December 31, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 6.3% and 5.9% to 6.4%, respectively. At March 31, 2006, the debentures had remaining maturities of five to six years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. During the first quarters of 2006 and 2005, the Company repaid $12.0 million and $31.0 million, respectively, of the SBA debentures.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at March 31, 2006, were as follows:

Year	Amount Maturing

($ in thousands)
2006	$175,000
2007	—
2008	153,000
2009	267,245
2010	408,000
Thereafter	178,000

Total	$1,181,245

Revolving Line of Credit
      At March 31, 2006, and December 31, 2005, the Company had an unsecured revolving line of credit with a committed amount of $772.5 million. The revolving line of credit expires on September 30, 2008, and may be expanded through new or additional commitments up to $922.5 million at the Company’s option. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.30% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount. The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees and other facility fees was $3.3 million at both March 31, 2006, and December 31, 2005.
      The average debt outstanding on the revolving line of credit was $301.9 million and $72.3 million for the three months ended March 31, 2006 and 2005, respectively. The maximum amount borrowed under this facility and the weighted average stated interest rate for the three months ended March 31, 2006 and 2005, were $540.3 million and 5.9%, respectively, and $263.3 million and 4.1%, respectively. As of March 31, 2006, the amount available under the revolving line of credit was $641.8 million, net of amounts committed for standby letters of credit of $37.7 million issued under the credit facility.

Covenant Compliance
      The Company has various financial and operating covenants required by the notes payable and debentures and the revolving line of credit. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of our assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
provisions. As of March 31, 2006, and December 31, 2005, the Company was in compliance with these covenants.
Note 5. Guarantees and Commitments
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of March 31, 2006, and December 31, 2005, the Company had issued guarantees of debt, rental obligations, and lease obligations aggregating $154.0 million and $148.6 million, respectively, and had extended standby letters of credit aggregating $37.7 million and $37.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $191.7 million and $185.7 million at March 31, 2006, and December 31, 2005, respectively. At both March 31, 2006, and December 31, 2005, $2.5 million had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.
      As of March 31, 2006, the guarantees and standby letters of credit expire as follows:

	Total	2006	2007	2008	2009	2010	After 2010
(in millions)
Guarantees	$154.0	$1.3	$0.6	$3.0	$143.6	$—	$5.5
Standby letters of credit(1)	37.7	0.1	—	37.6	—	—	—

Total	$191.7	$1.4	$0.6	$40.6	$143.6	$—	$5.5

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.
      At March 31, 2006, the Company had outstanding commitments to fund investments totaling $329.9 million, including $316.3 million related to private finance investments and $13.6 million related to commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by April 2007. The aggregate outstanding principal balance of these sold loans was $11.3 million at March 31, 2006.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 6. Shareholders’ Equity
      Sales of common stock for the three months ended March 31, 2006 and 2005, were as follows:

	2006	2005(1)
(in thousands)
Number of common shares	3,000	—

Gross proceeds	$87,750	$—
Less costs, including underwriting fees	4,780	—

Net proceeds	$82,970	$—

(1)	The Company did not sell any common stock during the three months ended March 31, 2005.
     The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Center, Inc. during the three months ended March 31, 2005.
      The Company issued 0.2 million shares of common stock upon the exercise of stock options during each of the three months ended March 31, 2006 and 2005.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the three months ended March 31, 2006 and 2005, the Company issued new shares in order to satisfy dividend reinvestment requests.
      Dividend reinvestment plan activity for the three months ended March 31, 2006 and 2005, was as follows:

	For the Three
	Months
	Ended March 31,

	2006	2005
(in thousands, except per share amounts)
Shares issued	120	55
Average price per share	$30.29	$25.65

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 7. Earnings Per Common Share
      Earnings per common share for the three months ended March 31, 2006 and 2005, were as follows:

	For the Three Months
	Ended March 31,

	2006	2005
(in thousands, except per share amounts)
Net increase in net assets resulting from operations available to common shareholders	$99,587	$119,621

Weighted average common shares outstanding — basic	138,759	133,283
Dilutive options outstanding to officers	2,979	2,296

Weighted average common shares outstanding — diluted	141,738	135,579

Basic earnings per common share	$0.72	$0.90

Diluted earnings per common share	$0.70	$0.88

Note 8. Employee Compensation Plans
      The Company has a deferred compensation plan. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at March 31, 2006, and December 31, 2005, totaled $17.4 million and $16.6 million, respectively.
      The Company has an Individual Performance Award (“IPA”) plan, which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA is generally determined annually at the beginning of each year but may be adjusted throughout the year. The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During both the three months ended March 31, 2006 and 2005, 0.1 million shares were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At March 31, 2006, and December 31, 2005, common stock held in DCP II was $21.5 million and $19.5 million, respectively, and the IPA liability was $25.4 million and $22.3 million, respectively.
      The IPA expenses for the three months ended March 31, 2006 and 2005, were as follows:

	2006	2005
($ in millions)
IPA contributions	$1.7	$1.9
IPA mark to market expense	1.0	0.1

Total IPA expense	$2.7	$2.0

      The Company also has an individual performance bonus (“IPB”) plan which is distributed in cash to award recipients in equal bi-weekly installments as long as the recipient remains employed by the Company. If a recipient terminated employment during the year, any remaining cash payments under the IPB would be forfeited. For the three months ended March 31, 2006 and 2005, the IPB expense was $1.4 million and $1.5 million, respectively. The IPA and IPB expenses are included in employee expenses.
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted generally vest ratably over a three-to five-year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      There are 32.2 million shares authorized under the Option Plan. At March 31, 2006, and December 31, 2005, the number of shares available to be granted under the Option Plan was 2.8 million and 3.0 million, respectively.
      Information with respect to options granted, exercised and forfeited under the Option Plan for the three months ended March 31, 2006, was as follows:

		Weighted	Weighted
		Average	Average	Aggregate
		Exercise	Contractual	Intrinsic Value
		Price Per	Remaining	at March 31,
	Shares	Share	Term (Years)	2006(1)
(in thousands, except per share amounts)
Options outstanding at January 1, 2006	22,259	$24.52

Granted	515	$29.23
Exercised	(167)	$23.53
Forfeited	(251)	$27.70

Outstanding at March 31, 2006	22,356	$24.60	7.02	$134,213

Exercisable at March 31, 2006	12,982	$22.37	5.63	$106,892

Exercisable and expected to be exercisable at March 31, 2006(2)	21,572	$24.48	6.95	$131,930

(1)	Represents the difference between the market value of the options at March 31, 2006, and the cost for the option holders to exercise the options.

(2)	The amount of options expected to be exercisable at March 31, 2006, is calculated based on an estimate of expected forfeitures.
     The fair value of the shares vested during the three months ended March 31, 2006 and 2005, was $6 thousand and $172 thousand, respectively. The total intrinsic value of options exercised during the three months ended March 31, 2006 and 2005, was $1.1 million and $1.0 million, respectively.
Note 10. Dividends and Distributions and Taxes
      The Company’s Board of Directors declared and the Company paid a dividend of $0.59 per common share and $0.57 per common share for the first quarters of 2006 and 2005, respectively. These dividends totaled $82.5 million and $76.1 million for the three months ended March 31, 2006 and 2005, respectively. The Company declared an extra cash dividend of $0.03 per share during 2005 and this was paid to shareholders on January 27, 2006.
      The Company’s Board of Directors also declared a dividend of $0.60 per common share for the second quarter of 2006.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The Company will generally be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. The Company currently estimates that its 2006 annual taxable income will be in excess of its dividend distributions from such taxable income in 2006, and that such estimated excess taxable income will be carried over for distribution in 2007. Accordingly, the Company has accrued an excise tax of $8.4 million on the estimated excess taxable income earned for the three months ended March 31, 2006. There was no excise tax accrual for the three months ended March 31, 2005.
Note 11. Supplemental Disclosure of Cash Flow Information
      For the three months ended March 31, 2006 and 2005, the Company paid $7.5 million and $7.0 million, respectively, for interest.
      Principal collections related to investment repayments or sales included the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $0 and $1.1 million for the three months ended March 31, 2006 and 2005, respectively.
      Non-cash operating activities for the three months ended March 31, 2006, included the following:

•	a note received as consideration from the sale of the Company’s investment in Advantage of $150.0 million; and

•	the exchange of existing preferred stock and common stock of Redox Brands, Inc. for common stock in CR Brands, Inc. with a cost basis of $10.2 million.
      Non-cash operating activities for the three months ended March 31, 2005, included the following:

•	the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests;

•	the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million, and;

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (GAC) with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC. During the third quarter of 2005, GAC changed its name to Triview Investments, Inc.
      For the three months ended March 31, 2006 and 2005, the Company’s non-cash financing activities included $3.6 million and $1.4 million, respectively, related to the issuance of common stock in lieu of cash distributions. In addition, the non-cash financing activities for the three months ended March 31, 2005, also included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc.
Note 12. Hedging Activities
      The Company has invested in commercial mortgage loans that were purchased at prices that were based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of these commercial mortgage loans. These transactions, referred to as short sales, involve the Company

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Hedging Activities, continued
receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of March 31, 2006, and December 31, 2005, consisted of the following:

($ in thousands)
Description of Issue	2006	2005

5-year Treasury securities, due April 2010	$17,534	$17,666
      As of March 31, 2006, and December 31, 2005, the total obligations to replenish borrowed Treasury securities had decreased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $0.7 million and $0.4 million, respectively.
      The net proceeds related to the sales of the borrowed Treasury securities were $17.9 million at both March 31, 2006, and December 31, 2005. Under the terms of the transactions, the Company had received cash payments of $0.4 million and $0.2 million at March 31, 2006, and December 31, 2005, respectively, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities.
      The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of March 31, 2006, the repurchase agreements were due on April 5, 2006, and had a weighted average interest rate of 4.0%. The weighted average interest rate on the repurchase agreements as of December 31, 2005, was 3.3%.
Note 13. Financial Highlights

	At and for the
	Three Months Ended		At and for the
	March 31,		Year Ended
			December 31,
	2006(1)	2005	2005

Per Common Share Data
Net asset value, beginning of period	$19.17	$14.87	$14.87

Net investment income(2)	0.29	0.29	1.00
Net realized gains(2)(3)	3.05	0.07	1.99

Net investment income plus net realized gains(2)	3.34	0.36	2.99
Net change in unrealized appreciation or depreciation (2)(3)	(2.64)	0.52	3.37

Net increase in net assets resulting from operations (2)	0.70	0.88	6.36

Net decrease in net assets from shareholder distributions	(0.59)	(0.57)	(2.33)
Net increase in net assets from capital share transactions(2)	0.22	0.04	0.27

Net asset value, end of period	$19.50	$15.22	$19.17

Market value, end of period	$30.60	$26.10	$29.37
Total return(4)	6.2%	3.3%	23.5%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 13. Financial Highlights, continued

	At and for the
	Three Months Ended		At and for the
	March 31,		Year Ended
			December 31,
	2006(1)	2005	2005

Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$2,729,813	$2,033,148	$2,620,546
Common shares outstanding at end of period	139,984	133,563	136,697
Diluted weighted average common shares outstanding	141,738	135,579	137,274
Employee, stock option and administrative expenses/average net assets	1.37%	1.80%	6.58%
Total operating expenses/average net assets	2.27%	2.81%	9.99%
Net investment income/average net assets	1.54%	1.93%	6.08%
Net increase in net assets resulting from operations/ average net assets	3.72%	5.96%	38.68%
Portfolio turnover rate	9.33%	5.10%	47.72%
Average debt outstanding	$1,491,513	$1,125,007	$1,087,118
Average debt per share(2)	$10.52	$8.30	$7.92

(1)	The results for the three months ended March 31, 2006, are not necessarily indicative of the operating results to be expected for the full year.

(2)	Based on diluted weighted average number of common shares outstanding for the period.

(3)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

(4)	Total return assumes the reinvestment of all dividends paid for the periods presented.
Note 14. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that the outcome of these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	March 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Senior Loan(5)			$—	$—	$—	$—
(Telecommunications)	Subordinated Debt(5)			—	—	—	—
	Common Stock			—	—	—	—

Advantage Sales &	Subordinated Debt	$1,712		59,787	213	(60,000)	—
Marketing, Inc.(7)	Subordinated Debt	5,555		124,000	374	(124,374)	—
(Business Services)	Common Stock			476,578	—	(476,578)	—

Alaris Consulting, LLC	Senior Loan(5)	(16)		—	16	(16)	—
(Business Services)	Equity Interests			—	—	—	—

American Healthcare Services, Inc. and Affiliates	Senior Loan(5)			4,097	—	(95)	4,002
(Healthcare Services)

Avborne, Inc.	Preferred Stock			892	—	—	892
(Business Services)	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	—	—	—
(Business Services)	Common Stock			—	—	—	—

Business Loan Express, LLC	Subordinated Debt	38		10,000	15,000	(25,000)	—
(Financial Services)	Class A Equity
	Interests	3,845		60,693	1,839	—	62,532
	Class B Equity Interests *			146,910	—	(10,820)	136,090
	Class C Equity Interests			139,521	—	(11,902)	127,619

Callidus Capital Corporation	Senior Loan	284		600	6,880	—	7,480
(Financial Services)	Subordinated Debt	227		4,832	217	—	5,049
	Common Stock			7,968	2,387	—	10,355

CR Brands, Inc.	Senior Loan	341		—	37,048	—	37,048
(Consumer Products)	Subordinated Debt	702		—	38,705	—	38,705
	Common Stock			—	37,431	—	37,431

Diversified Group	Preferred Stock	33		728	—	(14)	714
Administrators, Inc.	Preferred Stock			841	—	—	841
(Business Services)	Common Stock	68		502	69	—	571

Financial Pacific Company	Subordinated Debt	3,080		69,904	362	—	70,266
(Financial Services)	Preferred Stock			13,116	655	—	13,771
	Common Stock			44,180	—	(511)	43,669

ForeSite Towers, LLC	Equity Interests	80		9,750	1,544	—	11,294
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)			15,957	—	—	15,957
(Business Services)	Subordinated Debt(5)			11,198	138	—	11,336
	Preferred Equity
	Interest			4,303	—	(3,749)	554
	Options			—	—	—	—

Gordian Group, Inc.	Senior Loan(5)	(5)		4,161	175	(4,336)	—
(Business Services)	Common Stock			—	220	(220)	—

Healthy Pet Corp.	Senior Loan	386		4,086	12,652	—	16,738
(Consumer Services)	Subordinated Debt	1,623		38,535	4,551	—	43,086
	Common Stock			25,766	5,174	—	30,940

HMT, Inc.	Preferred Stock			2,637	—	—	2,637
(Energy Services)	Common Stock			5,343	577	—	5,920
	Warrants			2,057	223	—	2,280

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			742	127	—	869

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	March 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Insight Pharmaceuticals	Subordinated Debt	$2,374		$58,298	$387	$—	$58,685
Corporation	Preferred Stock			26,791	—	(2,015)	24,776
(Consumer Products)	Common Stock			236	—	(236)	—

Jakel, Inc.	Subordinated Debt(5)			—	1,066	—	1,066
(Industrial Products)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—

Legacy Partners Group, LLC	Senior Loan (5)			5,029	93	—	5,122
(Financial Services)	Subordinated Debt(5)			—	—	—	—
	Equity Interests			—	18	(18)	—

Litterer Beteiligungs-GmbH	Subordinated Debt	10		621	12	—	633
(Business Services)	Equity Interest			2,226	763	—	2,989

Mercury Air Centers, Inc.	Senior Loan	864		31,720	4,000	—	35,720
(Business Services)	Subordinated Debt	2,007		46,519	4,165	—	50,684
	Common Stock			88,898	4,702	—	93,600

MVL Group, Inc.	Senior Loan	884		27,218	68	—	27,286
(Business Services)	Subordinated Debt	1,223		32,417	236	—	32,653
	Common Stock			3,211	—	(1,178)	2,033

Pennsylvania Avenue	Equity Interests			1,864	1,193	(3,057)	—
Investors, L.P.
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan	1,157		23,792	6,075	—	29,867
(Consumer Products)	Subordinated Debt(5)			7,364	1,093	—	8,457
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Redox Brands, Inc.	Preferred Stock	363		12,097	1,708	(13,805)	—
(Consumer Products)	Warrants			500	84	(584)	—

Service Champ, Inc.	Subordinated Debt	1,060		26,906	178	—	27,084
(Business Services)	Common Stock			13,319	2,246	—	15,565

Staffing Partners Holding	Subordinated Debt(5)		$355	6,343	—	(2,173)	4,170
Company, Inc.	Preferred Stock			1,812	—	(1,812)	—
(Business Services)	Common Stock			—	—	—	—
	Warrants			—	—	—	—

Startec Global
Communications	Senior Loan	623		21,685	2,244	(942)	22,987
Corporation	Common Stock			—	—	—	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt	251		6,593	—	—	6,593
(Industrial Products)	Common Stock			64,963	32,039	—	97,002
	Options			560	292	—	852

Triview Investments, Inc.	Senior Loan	246		7,449	6,846	—	14,295
(Broadcasting & Cable/	Subordinated Debt	1,131		30,845	6,842	—	37,687
Consumer Products)	Subordinated Debt(5)			19,520	—	—	19,520
	Common Stock			29,171	1,854	(142)	30,883

Total companies more than 25% owned		$30,146					$1,388,855

Companies 5% to 25% Owned

Advantage Sales &	Subordinated Debt	$158		$—	$149,258	$—	$149,258
Marketing, Inc.(7)	Equity Interests			—	15,000	—	15,000
(Business Services)

Air Evac Lifeteam LLC	Subordinated Debt	1,477		42,267	221	—	42,488
(Healthcare Services)	Equity Interests			4,025	1,375	—	5,400

Aspen Pet Products, Inc.	Subordinated Debt	1,130		19,959	399	(20,358)	—
(Consumer Products)	Preferred Stock	29		1,638	516	(2,154)	—
	Common Stock			17	123	(140)	—
	Warrants			—	—	—	—

BB&T Capital	Equity Interests			—	5,867	—	5,867
Partners/Windsor
Mezzanine Fund, LLC
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt	866		23,543	155	—	23,698
(Industrial Products)	Common Stock			2,200	—	(700)	1,500

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	March 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

BI Incorporated	Senior Loan	$60		$—	$14,891	$(10,000)	$4,891
(Business Services)	Subordinated Debt	361		—	29,852	—	29,852
	Subordinated Debt			16,133	153	(16,286)	—
	Common Stock			—	4,000	—	4,000

The Debt Exchange Inc.	Preferred Stock			3,219	—	(3,219)	—
(Business Services)

MedBridge Healthcare, LLC	Senior Loan(5)			7,093	71	(2,010)	5,154
(Healthcare Services)	Subordinated Debt(5)			534	375	(909)	—
	Convertible
	Subordinated Debt(5)			—	—	—	—
	Equity Interests			—	501	(501)	—

Nexcel Synthetics, LLC	Subordinated Debt	390		10,588	97	—	10,685
(Consumer Products)	Equity Interests			1,367	115	—	1,482

Pres Air Trol LLC	Unitranche Debt(5)	(10)	$184	5,820	—	(237)	5,583
(Industrial Products)	Equity Interests			318	10	—	328

Progressive International
Corporation	Subordinated Debt	299		7,376	39	—	7,415
(Consumer Products)	Preferred Stock			884	18	—	902
	Common Stock			13	287	—	300
	Warrants			—	—	—	—

Soteria Imaging Services, LLC	Subordinated Debt	462		13,447	33	—	13,480
(Healthcare Services)	Equity Interests			2,308	46	—	2,354

Universal Environmental
Services, LLC	Unitranche Debt	428		10,862	78	—	10,940
(Business Services)	Equity Interests			1,328	18	(278)	1,068

Total companies 5% to 25% owned		$5,650					$341,645

This schedule should be read in conjunction with the Company’s consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of March 31, 2006.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at March 31, 2006, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)	Included in the companies more than 25% owned category while the Company held a majority equity interest. On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company’s investment in Advantage after the sale transaction is included in the companies 5% to 25% owned category. See Note 3 to the consolidated financial statements for further information.

*	All or a portion of the dividend income on this investment was or will be paid in the form of additional securities. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.